     As filed with the Securities and Exchange Commission on August 3, 2001

                                                      1933 Act Reg. No. 33-21969
                                                     1940 Act File No. 811-05534
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                       ----------------------------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                         POST-EFFECTIVE AMENDMENT NO. 19                     [X]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                                AMENDMENT NO. 22                             [X]

                        ---------------------------------

                           AHA Investment Funds, Inc.
                                  (Registrant)

                      190 South LaSalle Street, Suite 2800
                             Chicago, Illinois 60603


                        Telephone Number: (800) 445-1341

   Douglas D. Peabody                          Alan Goldberg
   AHA Investment Funds, Inc.                  Bell, Boyd & Lloyd LLC
   190 South LaSalle Street, Suite 2800        Three First National Plaza, #3300
   Chicago, Illinois  60603                    Chicago, Illinois 60602

                              (Agents for Service)

                          ----------------------------

                 Amending Parts A, B, and C and filing Exhibits.


             It is proposed that this filing will become effective:

           immediately upon filing pursuant to rule 485(b)
       ---
           on _________________ pursuant to rule 485(b)
       ---
           60 days after filing pursuant to rule 485(a)(1)
       ---
           on _________________ pursuant to rule 485(a)(1)
       ---
           75 days after filing pursuant to rule 485(a)(2)
       ---
        X  on November 1, 2001 pursuant to rule 485(a)(2)
       ---


--------------------------------------------------------------------------------

                           AHA INVESTMENT FUNDS, INC.
                     AHA LIMITED MATURITY FIXED INCOME FUND
                       AHA FULL MATURITY FIXED INCOME FUND
                                AHA BALANCED FUND
                           AHA DIVERSIFIED EQUITY FUND
                           AHA U.S. GROWTH EQUITY FUND
                       AHA INTERNATIONAL CORE EQUITY FUND


                                 CLASS A SHARES






                               P R O S P E C T U S
                                November 1, 2001





                      190 South LaSalle Street, Suite 2800
                             Chicago, Illinois 60603


                                 ---------------


Be sure to read this prospectus before you invest and retain it for future reference. This prospectus presents essential facts about the Funds, including investment strategies, management fees and services available to you as an investor.

The Securities and Exchange Commission has not approved or disapproved of the Funds' shares or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                 ---------------

                                TABLE OF CONTENTS

                                                                         PAGE

INVESTMENTS, RISKS AND PERFORMANCE.......................................   1
     AHA LIMITED MATURITY FIXED INCOME FUND..............................   2
     AHA FULL MATURITY FIXED INCOME FUND.................................   4
     AHA BALANCED FUND...................................................   6
     AHA DIVERSIFIED EQUITY FUND.........................................   9
     AHA U.S. GROWTH EQUITY FUND.........................................  11
     AHA INTERNATIONAL CORE EQUITY FUND..................................  13
RISK CONSIDERATIONS......................................................  15
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS............................  17
FEES AND EXPENSES........................................................  18
SHAREHOLDER INFORMATION..................................................  20
     Pricing of Fund Shares..............................................  20
     Investment Minimums.................................................  20
     How to Buy Shares...................................................  20
     Sales Charges.......................................................  22
     How to Exchange Shares..............................................  23
     How to Sell Shares..................................................  25
     Policy on Trading of Fund Shares....................................  27
     Distribution and Service Fees.......................................  27
     Automatic Redemption of Small Accounts..............................  27
MANAGEMENT OF THE FUNDS..................................................  27
     Investment Adviser..................................................  27
     Investment Managers.................................................  28
DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................  33
FINANCIAL HIGHLIGHTS.....................................................  34
MASTER/FEEDER STRUCTURE..................................................  39

                       INVESTMENTS, RISKS AND PERFORMANCE

           Each Fund is a series of AHA Investment Funds, Inc. (the "Funds"). The Funds are designed to provide investors with a broad range of investment choices and strategies and offer three classes of shares, Class A Shares, Class I Shares and Institutional Servicing Class Shares. This prospectus describes Class A Shares which are offered primarily to professionals and organizations engaged in the healthcare industry, including employee benefit plans and hospital insurance funds of such organizations. Class I Shares and Institutional Servicing Class Shares are not available for purchase by individuals and are offered through a separate prospectus.

           The Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Balanced Fund and Diversified Equity Fund each invests substantially all of its assets in a separate series of a mutual fund called CCM Advisors Funds (the "Master Fund"). Each series of the Master Fund (each a "Portfolio") has substantially similar objectives, strategies and policies as a corresponding Fund.

           The following Fund summaries identify each Fund's investment objective and principal investment strategies. Other investment strategies and techniques are described in the Statement of Additional Information.

                     AHA LIMITED MATURITY FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in the Limited Maturity Fixed Income Master Portfolio.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed income securities that the U.S. Government, its agents or instrumentalities issue or guarantee, high quality non-convertible fixed income securities of other issuers and money market instruments. High quality fixed-income securities are those securities having one of the three highest ratings of either Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P").

The dollar-weighted average maturity of the Portfolio is normally less than three years. In no event will the dollar-weighted average maturity of the Portfolio exceed five years. There is no limit on the maturities of individual securities. The Portfolio's Investment Manager determines which securities to purchase or sell and adjusts the Portfolio's average maturity based upon a variety of factors aimed at controlling risk while seeking to capture market opportunities. These factors include an analysis of interest rates and yields, the quality of particular securities, and the comparative risks and returns of alternative investments.

The Portfolio's Investment Manager may sell a portfolio holding if the security's creditworthiness or rating has deteriorated. However, the Portfolio's Investment Manager is not required to sell a security if the security's rating or credit quality deteriorates after its purchase.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are listed below.

-    CREDIT RISK

-    INTEREST RATE RISK

-    MANAGEMENT RISK

-    PREPAYMENT RISK

Please see "Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

           The chart below shows the changes in the Fund's performance from year to year. The table following the chart shows how the Fund's performance over time compares to that of a broad measure of market performance. When you consider this information, please remember that past performance is not necessarily an indication of how a Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURN(1)
CLASS I SHARES

(AS OF 12/31 EACH YEAR)(2)

[CHART]

1991                  12.83%
1992                   3.58%
1993                   4.97%
1994                   0.33%
1995                  10.54%
1996                   4.09%
1997                   5.92%
1998                   6.32%
1999                   2.74%
2000                   7.61%

(1) BECAUSE CLASS A SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE INFORMATION PROVIDED IN THE BAR CHART AND TABLES BELOW REPRESENTS THE PERFORMANCE OF CLASS I SHARES, ONE OF THE FUND'S OTHER CLASSES OF SHARES, WHICH ARE OFFERED TO INSTITUTIONAL INVESTORS BY A SEPARATE PROSPECTUS. CLASS A SHARES AND CLASS I SHARES WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. HOWEVER, BECAUSE THE CLASSES DO NOT HAVE THE SAME EXPENSES, THE EXPENSE RATIO AND THE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES WILL DIFFER FROM THE CLASS I SHARES.

(2) YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 9.17% (CLASS I SHARES).

             BEST QUARTER                       Q4/91                4.48%
             -------------------------------------------------------------
             WORST QUARTER                      Q1/92                (.70)%

AVERAGE ANNUAL TOTAL RETURN
(AS OF 12/31/00)
ALL RETURNS REFLECT REINVESTED DIVIDENDS.

                                                    1 YEAR               5 YEARS              10 YEARS
                                                    ------               -------              --------
LIMITED MATURITY FIXED INCOME FUND
(CLASS I SHARES)                                    7.61%                5.32%                6.29%

LEHMAN BROTHERS GOV'T 1-3 YEAR INDEX*               8.17%                5.99%                6.34%

*The Lehman Brothers Government 1-3 Year Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.

                       AHA FULL MATURITY FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide the highest level of income consistent with long-term preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in the Full Maturity Fixed Income Master Portfolio. The Portfolio uses multiple Investment Managers that each use distinct investment strategies to achieve the Portfolio's investment objective.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed income securities that the U.S. Government, its agents or instrumentalities issue or guarantee, high quality non-convertible fixed income securities of other issuers and money market instruments. High quality fixed income securities are those securities having one of the three highest ratings of Moody's or S&P. The Portfolio may invest up to 25% of its total assets in securities that Moody's rates Baa or S&P rates BBB or which, if not rated, the Portfolio's Investment Managers determine are of comparable quality.

The Portfolio has no minimum or maximum maturity for the securities it may purchase. The Portfolio's Investment Managers may vary the average maturity of the Portfolio's assets substantially and make buy and sell decisions based upon their individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments.

The Portfolio's Investment Managers may sell a portfolio holding if the security's creditworthiness or rating has deteriorated. However, the Portfolio's Investment Manager is not required to sell a security if the security's rating or credit quality deteriorates after its purchase.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are listed below.

-    CREDIT RISK

-    INTEREST RATE RISK

-    MANAGEMENT RISK

-    PREPAYMENT RISK

Please see "Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

           The chart below shows the changes in the Fund's performance from year to year. The table following the chart shows how the Fund's performance over time compares to that of a broad measure of market performance. When you consider this information, please remember that past performance is not necessarily an indication of how a Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURN(1)
CLASS I SHARES

(AS OF 12/31 EACH YEAR)(2)

[CHART]

1991                   15.92%
1992                    5.72%
1993                   10.99%
1994                   -3.74%
1995                   17.19%
1996                    2.24%
1997                    9.33%
1998                    7.98%
1999                    1.48%
2000                   10.72%

(1) BECAUSE CLASS A SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE INFORMATION PROVIDED IN THE BAR CHART AND TABLES BELOW REPRESENTS THE PERFORMANCE OF CLASS I SHARES, ONE OF THE FUND'S OTHER CLASSES OF SHARES, WHICH ARE OFFERED TO INSTITUTIONAL INVESTORS BY A SEPARATE PROSPECTUS. CLASS A SHARES AND CLASS I SHARES WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. HOWEVER, BECAUSE THE CLASSES DO NOT HAVE THE SAME EXPENSES, THE EXPENSE RATIO AND THE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES WILL DIFFER FROM THE CLASS I SHARES.

(2) YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 10.61% (CLASS I SHARES).

               BEST QUARTER                   Q3/91                6.08%
               ---------------------------------------------------------
               WORST QUARTER                  Q1/96                (3.00)%

AVERAGE ANNUAL TOTAL RETURN
(AS OF 12/31/00)
ALL RETURNS REFLECT REINVESTED DIVIDENDS.

                                                  1 YEAR               5 YEARS              10 YEARS
                                                  ------               -------              --------
FULL MATURITY FIXED INCOME FUND
(CLASS I SHARES)                                  10.73%               5.66%                7.28%

LEHMAN BROTHERS AGGREGATE BOND INDEX*             11.63%               6.45%                7.96%

*The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

                                AHA BALANCED FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a combination of growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in the Balanced Master Portfolio. The Portfolio uses multiple Investment Managers to obtain expertise in both the equity and fixed-income markets to achieve the Portfolio's investment objective.

Under normal circumstances, the Portfolio invests no more than 75% of its net assets in equity securities that the Portfolio's Investment Managers believe offer long-term growth and/or income potential and at least 25% of its net assets in fixed income securities, some of which may be convertible into common stocks. The equity securities that the Portfolio may purchase include common and preferred stocks, convertible securities and warrants. Fixed income investments may include U.S. Government Securities, non-convertible debt of "investment grade" quality (e.g., that Moody's has rated Baa or higher or S&P has rated BBB or higher) and money market instruments. The Portfolio has no restrictions on market capitalization.

The Portfolio's Investment Managers pursue the Portfolio's objectives in a way that seeks to reduce the magnitude and rapidity of short term movements in the net asset value of its shares. For the fixed income portion of the Portfolio, the Portfolio's Investment Managers may vary the average maturity of the Portfolio's assets substantially and make buy and sell decisions based upon their individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments. The Portfolio has no restrictions concerning the minimum or maximum maturity of its fixed income investments.

For the equity portion of the Portfolio, the investment strategies of the Portfolio's Investment Managers will differ, but typically will emphasize securities that have one or more of the following characteristics:

     - prices they believe are significantly below the intrinsic value of the company;

     -    favorable prospects for earnings growth;

     -    above average return on equity and dividend yield; and

     -    sound overall financial condition of the issuer.

An Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or more attractive investment alternatives exist.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are listed below.

-    CREDIT RISK

-    GROWTH SECURITIES RISK

-    INTEREST RATE RISK

-    MANAGEMENT RISK

-    MARKET RISK

-    PREPAYMENT RISK

Please see "Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

           The chart below shows the changes in the Fund's performance from year to year. The table following the chart shows how the Fund's performance over time compares to that of a broad measure of market performance. When you consider this information, please remember that past performance is not necessarily an indication of how a Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURN(1)
CLASS I SHARES
(AS OF 12/31 EACH YEAR)(2)

[CHART]

1991                   27.97%
1992                    5.06%
1993                   10.76%
1994                   -1.94%
1995                   25.04%
1996                   17.97%
1997                   24.44%
1998                    8.82%
1999                   15.42%
2000                    1.64%

(1) BECAUSE CLASS A SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE INFORMATION PROVIDED IN THE BAR CHART AND TABLES BELOW REPRESENTS THE PERFORMANCE OF CLASS I SHARES, ONE OF THE FUND'S OTHER CLASSES OF SHARES, WHICH ARE OFFERED TO INSTITUTIONAL INVESTORS BY A SEPARATE PROSPECTUS. CLASS A SHARES WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. HOWEVER, BECAUSE THE CLASSES DO NOT HAVE THE SAME EXPENSES, THE EXPENSE RATIO AND THE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES WILL DIFFER FROM THE CLASS I SHARES.

(2) YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 6.21% (CLASS I SHARES).

           BEST QUARTER                  Q4/98                12.71%
           ---------------------------------------------------------
           WORST QUARTER                 Q3/90                (8.13)%

AVERAGE ANNUAL TOTAL RETURN
(AS OF 12/31/00)
ALL RETURNS REFLECT REINVESTED DIVIDENDS.

                                                       1 YEAR               5 YEARS              10 YEARS
                                                       ------               -------              --------
BALANCED FUND (CLASS I SHARES)                         1.64%                13.39%               13.09%

S&P 500 STOCK INDEX*                                   (9.10)%              18.32%               17.45%

LEHMAN BROTHERS AGGREGATE BOND INDEX*                  11.63%               6.45%                7.96%

*The S&P 500 Stock Index is a broad market-weighted average of U.S. blue-chip companies. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

                           AHA DIVERSIFIED EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in the Diversified Equity Master Portfolio. The Portfolio uses multiple Investment Managers that each use distinct investment styles and research techniques to achieve the Portfolio's investment objective.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities, including common and preferred stocks, convertible securities and warrants that are diversified among various industries and market sectors. The Portfolio may also invest up to 20% of its net assets in high quality fixed income securities, including money market instruments. High quality fixed income securities are those securities having one of the three highest ratings of Moody's or S&P. The Portfolio has no restrictions on market capitalization.

The investment strategies of the Portfolio's Investment Managers will differ, but typically will emphasize securities that have one or more of the following characteristics:

     - prices they believe to be significantly below the intrinsic value of the company;

     -    favorable prospects for earnings growth;

     -    above average return on equity and dividend yield; and

     -    sound overall financial condition of the issuer.

An Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or more attractive investment alternatives exist.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are listed below.

-    CREDIT RISK

-    GROWTH SECURITIES RISK

-    MANAGEMENT RISK

-    MARKET RISK

Please see "Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

           The chart below shows the changes in the Fund's performance from year to year. The table following the chart shows how the Fund's performance over time compares to that of a broad measure of market performance. When you consider this information, please remember that past performance is not necessarily an indication of how a Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURN(1)
CLASS I SHARES
(AS OF 12/31 EACH YEAR)(2)

1991                   34.68%
1992                    9.51%
1993                   10.06%
1994                   -0.37%
1995                   33.75%
1996                   23.37%
1997                   33.64%
1998                   16.66%
1999                   20.97%
2000                   -2.88%

(1) BECAUSE CLASS A SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE INFORMATION PROVIDED IN THE BAR CHART AND TABLES BELOW REPRESENTS THE PERFORMANCE OF CLASS I SHARES, ONE OF THE FUND'S OTHER CLASSES OF SHARES, WHICH ARE OFFERED TO INSTITUTIONAL INVESTORS BY A SEPARATE PROSPECTUS. CLASS A SHARES AND CLASS I SHARES WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. HOWEVER, BECAUSE THE CLASSES DO NOT HAVE THE SAME EXPENSES, THE EXPENSE RATIO AND THE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES WILL DIFFER FROM THE CLASS I SHARES.

(2) YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 1.17% (CLASS I SHARES).

               BEST QUARTER                 Q4/98                20.92%
               --------------------------------------------------------
               WORST QUARTER                Q3/90                (15.57)%

AVERAGE ANNUAL TOTAL RETURN
(AS OF 12/31/00)
ALL RETURNS REFLECT REINVESTED DIVIDENDS.

                                                      1 YEAR               5 YEARS              10 YEARS
                                                      ------               -------              --------
DIVERSIFIED EQUITY FUND (CLASS I SHARES)              (2.88)%              17.71%               17.20%

S&P 500 STOCK INDEX*                                  (9.10)%              18.32%               17.45%

RUSSELL 1000 VALUE INDEX*                             7.01%                16.90%               17.37%

*The S&P 500 Stock Index is a broad market-weighted average of U.S. blue-chip companies. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

AHA U.S. GROWTH EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses multiple Investment Managers that each use distinct investment styles and differing research techniques to achieve the Fund's investment objective.

The Fund normally invests at least 80% of its net assets in the equity securities of U.S. issuers, but may also invest 10% of the Fund's net assets in equity securities of non-U.S. companies. These securities include common and preferred stocks, convertible securities and warrants. The Fund may also invest up to 20% of its net assets in high quality fixed income securities, including money market instruments. High quality fixed income securities are those securities having one of the three highest ratings of Moody's or S&P.

The investment strategies of the Fund's Investment Managers will differ, but the Fund typically will invest in a company that has one or more of the following characteristics:

     - a market capitalization of at least $5 billion at the time of investment;

     - superior earnings growth prospects (relative to companies in the same industry or the market as a whole);

     -    high profitability;

     -    superior management; and

     -    a sustainable competitive advantage.

An Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or more attractive investment alternatives exist.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are listed below.

-    CREDIT RISK

-    FOREIGN SECURITIES RISK

-    GROWTH SECURITIES RISK

-    INTEREST RATE RISK

-    MANAGEMENT RISK

-    MARKET RISK

Please see "Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

Performance information is not presented for the Fund as it has not yet commenced operations. After the Fund has been in operations for a full calendar year, the Fund will provide performance information to assist investors in understanding that the Fund's return may vary and that there are possible risks associated with investing in the Fund.

                       AHA INTERNATIONAL CORE EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses multiple Investment Managers that each use distinct investment styles and differing research techniques, and each may focus on investing in certain geographic regions to achieve the Fund's investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities and depository receipts of foreign issuers domiciled in developed countries (primarily Europe, the Pacific Rim and other highly-developed industrialized countries) which derive their revenues primarily from business activities conducted outside the United States. The Fund does not invest in securities of issuers domiciled in developing or "emerging" market countries. The equity securities the Fund may invest in include common and preferred stocks, convertible securities and warrants. The Fund also may invest up to 20% of its net assets in high quality fixed income securities, including money market instruments. High quality fixed income securities are those securities having one of the three highest ratings of Moody's or S&P.

A substantial portion of the Fund's holdings will be denominated in foreign currencies and as a result, the Fund may, for hedging purposes, invest in options on foreign currencies, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on such futures contracts.

The investment strategies of the Fund's Investment Managers will differ, but the Fund typically will invest in a company that has one or more of the following characteristics:

     -    leader in its industry on a global, regional or local basis;

     - consistent and superior earnings growth (relative to companies in the same industry or the market as a whole);

     -    high profitability;

     -    superior management; and

     -    a sustainable competitive advantage.

An Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or more attractive investment alternatives exist.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are listed below.

-    CREDIT RISK

-    FOREIGN SECURITIES RISK

-    GROWTH SECURITIES RISK

-    INTEREST RATE RISK

-    MANAGEMENT RISK

-    MARKET RISK

Please see "Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

Performance information is not presented for the Fund as it has not yet commenced operations. After the Fund has been in operations for a full calendar year, the Fund will provide performance information to assist investors in understanding that the Fund's return may vary and that there are possible risks associated with investing in the Fund.

                               RISK CONSIDERATIONS

           There is no guarantee that a Fund will be able to achieve its investment objective. The value of your investment in a Fund will change with the value of the Portfolio or the underlying investments in which that Fund invests, which means that you may lose money by investing in any of the Funds. The factors that are most likely to have a material effect on a particular Fund are called the "principal investment risks" and are identified in the Fund summaries above. Each Fund may be subject to additional risks because the types of investments the Funds make may change over time.

           The risks of investing in the various Funds are summarized in the chart below. Principal investment risks are designated "P" other investment risks are designated "O."

                                     LIMITED          FULL                                        U.S.
                                     MATURITY       MATURITY                    DIVERSIFIED      GROWTH      INTERNATIONAL
                                   FIXED INCOME   FIXED INCOME    BALANCED        EQUITY         EQUITY       CORE EQUITY
CREDIT RISK                             P              P             P               P             P               P
CURRENCY RISK                                                                                                      P
FOREIGN SECURITIES RISK                                                                            P               P
GROWTH SECURITIES RISK                                               P               P             P
INTEREST RATE RISK                      P              P             P                                             P
LEVERAGE RISK                           O              O             O               O             O               O
LIQUIDITY RISK                          O              O             O               O             O               O
MANAGEMENT RISK                         P              P             P               P             P               P
MARKET RISK                             O              O             P               P             P               P
PREPAYMENT RISK                         P              P             P

           CREDIT RISK - The risk that the issuer or the guarantor of a fixed income security or the counterparty to a derivative contract, repurchase agreement or loan of a security may not be able to meet its principal and/or interest payment obligations or otherwise to honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

           CURRENCY RISK - The risk that foreign currency exchange rates will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate for many reasons, including changes in interest rates, currency controls or adverse political or economic developments.

           FOREIGN SECURITIES RISK - The risk that the prices of foreign securities, including American Depository Receipts ("ADRs"), may be more volatile than securities of U.S. issuers or securities that trade exclusively on U.S. markets due to limited availability of public information concerning foreign issuers, the use of different accounting standards, less liquidity, currency fluctuation, less favorable tax provisions, restrictions on currency transfer, expropriation or other adverse political or economic developments. To the extent a Portfolio or Fund focuses its investments in a particular currency or narrowly defined area, such as the Pacific Rim, it generally will have more exposure to regional economic risks associated with foreign investments because companies in those areas may share common characteristics and often are subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments.

           GROWTH SECURITIES RISK - The risk that an investment in the equity securities of the companies that the Investment Managers believe will experience relatively rapid earnings growth may be volatile. The values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities. Growth stocks may not perform as well as value stocks or the stock market in general.

           INTEREST RATE RISK - The risk that changing interest rates may adversely affect the value of an investment. With fixed-rate securities, an interest in prevailing interest rates typically causes the value of those securities to fall. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

           LEVERAGE RISK - The risk that downward price changes in a security may result in a loss greater than a Portfolio's or Fund's investment in the security. This risk exists through the use of certain securities or techniques (e.g., derivative securities, reverse-repurchase transactions) that tend to magnify changes in an index or market.

           LIQUIDITY RISK - The risk that particular investments may be difficult to purchase or sell, possibly preventing a sale at an advantageous time or price. Investments in foreign securities and derivatives tend to have the greatest exposure to liquidity risk.

           MANAGEMENT RISK The risk that the Investment Managers' security selections and other investment decisions might produce losses or cause the Fund or Portfolio to underperform when compared to other funds with similar investment goals. The Investment Managers' ability to choose suitable investments has a significant impact on each Fund's ability to achieve its investment objective. The Portfolios, with the exception of the Limited Maturity Fixed Income Master Portfolio, and the U.S. Growth Equity Fund and International Core Equity Fund use multiple Investment Managers. The use of multiple Investment Managers may also cause a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Portfolio's and/or the Fund's realization of capital gains.

           MARKET RISK - The risk that the value of securities will rise and fall due to factors affecting securities' markets. Market risk may affect a single issuer, a particular industry or the economy as a whole. Equity securities generally have greater price volatility than fixed income securities.

           PREPAYMENT RISK - The risk that issuers will prepay fixed-rate obligations when interest rates fall, forcing a fund to re-invest in obligations with lower interest rates than the original obligations.

                  ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

           The investment objective of each Fund is fundamental and may not be changed by the Board of Trustees without shareholder approval.

TEMPORARY DEFENSIVE INVESTMENTS

           During periods of adverse market or economic conditions, the Balanced Master Portfolio, Diversified Equity Master Portfolio, U.S. Growth Equity Fund and International Core Equity Fund may temporarily invest all or a substantial portion of their assets in high quality, fixed income securities, money market instruments, or may hold cash. Such a defensive position may prevent a Fund from meeting its investment objectives.

OTHER INVESTMENTS

           The Investment Managers may also purchase and sell certain derivative instruments such as options, futures contracts and options on futures contracts for various portfolio management purposes and may engage in various investment practices, including securities lending and the purchase of securities on a when-issued basis. These investments and practices, and their risks are described in the Statement of Additional Information.

PORTFOLIO TURNOVER

           There are no limits on portfolio turnover. Turnover may vary significantly from year to year. It is estimated that the portfolio turnover rates of the Limited Maturity Fixed Income Master Portfolio and the Full Maturity Fixed Income Master Portfolio will not exceed 350%. The turnover rates of these Portfolios reflect the effect of their policies to alter their maturity structures in response to market conditions. It is estimated that the turnover rate for the fixed income segment of the Balanced Master Portfolio will not exceed 200%, and that the portfolio turnover rate of the U.S. Growth Equity Fund, the International Core Equity Fund and the Diversified Equity Master Portfolio and the equity segment of the Balanced Master Portfolio will not exceed 150%. The Balanced Master Portfolio's assets may be shifted between fixed income and equity securities, but it is estimated that overall portfolio turnover rate of this Portfolio will not exceed 200%. Portfolio turnover may produce capital gains or losses that results in tax consequences for Fund investors. Portfolio turnover also increases transaction expenses, which reduces a Fund's return.

                                FEES AND EXPENSES


Below are the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases                        5.00%*

Maximum Deferred Sales Charge (Load)                                    None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None

Exchange Fee                                                            None

Redemption Fee                                                          None

Distribution and/or Service (12b-1) Fees                                0.25%

*The initial sales charge declines based on the amount purchased according to the schedule set forth below under "SALES CHARGES."

ANNUAL FUND OPERATING EXPENSES(1)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

The fees and expenses described in this table and the Examples below reflect the fees and expenses of each Fund and of the Portfolio in which certain of the Funds invest.

                                                                                                    U.S.        INT'L
                  EXPENSE                  LIMITED       FULL                      DIVERSIFIED     GROWTH       CORE
                                           MATURITY    MATURITY     BALANCED         EQUITY        EQUITY       EQUITY
MANAGEMENT FEES                             0.50%       0.50%        0.75%           0.75%          0.75%        1.00%
DISTRIBUTION (12b-1) FEES                   0.25%       0.25%        0.25%           0.25%          0.25%        0.25%
OTHER EXPENSES(2)                           0.24%       0.31%        0.46%           0.16%          0.82%(3)     1.67%(3)
                                            ----        ----         ----            ----           ----         ----
TOTAL ANNUAL FUND OPERATING EXPENSES(2)     0.99%       1.06%        1.46%           1.16%          1.82%(3)     2.92%(3)
                                            ====        ====         ====            ====           ====         ====

(1)Where applicable, the total annual operating expenses for the Fund includes that Fund's and the corresponding Portfolio's expenses.

(2)CCM Advisors, LLC ("CCM Advisors"), the Funds' investment adviser, has undertaken to reimburse each Fund to the extent that the total operating expenses exceed the levels indicated below:

                                                      EXPENSE LEVEL
        FUND                              (AS A % OF AVERAGE DAILY NET ASSETS)
        ----                              ------------------------------------
        Limited Maturity                                  1.50%
        Full Maturity                                     1.50%
        Balanced                                          2.00%
        Diversified Equity                                1.75%
        U.S. Growth Equity                                1.95%
        International Core Equity                         2.00%

CCM Advisors or the Funds may terminate this undertaking at any time. Total operating expenses as shown in the table above do not include amounts that CCM Advisors anticipates it will reimburse the Fund pursuant to that undertaking.

(3)Because the Fund is new, the amount shown for "other expenses" is the estimated amount that the Fund will incur.


EXAMPLE: This example is intended to help you compare the cost of investing in a Fund with that of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that you earn a 5% return each year and that each Fund's operating expenses remain the same.(1)

                                                                                                       U.S.         INT'L
               TIME PERIOD                   LIMITED        FULL      DIVERSIFIED                     GROWTH        CORE
                                             MATURITY     MATURITY      EQUITY         BALANCED       EQUITY       EQUITY
1 YEAR                                       $  106       $  103       $  132          $  156         $ 188        $ 280
3 YEARS                                      $  329       $  320       $  409          $  483         $ 582        $ 858
5 YEARS                                      $  517       $  556       $  707          $  832           -            -
10 YEARS                                     $1,262       $1,229       $1,553          $1,815           -            -

(1)Giving effect to CCM Advisors undertaking to limit each Fund's expenses, the estimated cost of investing in the International Core Equity Fund would be:

                                             INT'L
               TIME PERIOD                    CORE
                                             EQUITY
1 YEAR                                       $ 193
3 YEARS                                      $ 596

This example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

                             SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

           Shares of the Funds are bought and sold at net asset value. Net asset value is determined by dividing the value of a Fund's securities and other assets, less liabilities, by the number of shares outstanding. The Funds calculate their net asset value at the close of the regular trading session on the New York Stock Exchange (NYSE) on each day the NYSE is open for business that is not a bank holiday.

           Fund securities and assets are valued chiefly by quotations from the primary market in which they are traded. If quotations are not readily available, they are valued by a method that the board of directors believes reflects a fair value. The effect of this will be that net asset value will not be based on quoted prices, but on a price which the board believes reflects the current and true price of the security.

           Values of foreign securities are translated from local currencies into U.S. dollars using currency exchange rates. With respect to foreign securities traded primarily on foreign exchanges, the value of a Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares.


INVESTMENT MINIMUMS

           The minimum initial investment in each Fund is $1,000. There is no minimum for subsequent investments. The Funds reserve the right to change the minimum amount required to open an account or to add to an existing account without prior notice.

HOW TO BUY SHARES

           You may purchase shares on any day that the NYSE is open that is not a bank holiday. There are three ways to purchase shares of the Fund:

                   BY MAIL                                 BY BANK WIRE                            THROUGH A
                                                                                              FINANCIAL INSTITUTION/
                                                                                              FINANCIAL PROFESSIONAL
Complete and sign an application.        Call the Fund at 1-800-445-1341, during        Contact your financial institution
                                         business hours, to initiate your purchase.     or financial professional for
Make your check payable to:                                                             more information.
                                         Please be sure to furnish your taxpayer
AHA Investment Funds, Inc.               identification number.                         Your financial institution or
                                                                                        financial professional may
The check must be drawn on a U.S.        Wire your funds to:                            establish higher minimum
bank. Third party and starter checks                                                    investment requirements than the
will not be accepted.                          Firstar Bank Milwaukee, N.A.             Funds and may also independently charge you
                                              Account of Firstar Mutual Fund            transaction fees and additional
Mail your completed application and                   Services, LLC                     amounts in return for its
check to:                                       777 East Wisconsin Ave.                 services.
                                                      Milwaukee, WI
    AHA Investment Funds, Inc.                    ABA Number 075000022
    c/o Firstar Mutual Fund
         Services, LLC                                For Credit to:
         P.O. Box 701                                AC #112-952-137
    Milwaukee, WI 53201-0701

                                         Account Name:
                                           Name of Investor

                                         Fund Name:
                                           AHA Limited Maturity Fixed Income
                                           Fund (051)
                                           AHA Full Maturity Fixed Income Fund
                                           (052)
                                           AHA Balanced Fund (054)
                                           AHA Diversified Equity Fund (053)
                                           AHA U.S. Growth Equity Fund (055)
                                           AHA International Core Equity
                                           Fund (056)

                                         The Fund does not impose charges, but
                                         your bank may impose charges for wire
                                         services.

                                         If you are opening a new account, please complete and mail the account application form to the Funds at the address listed under "By Mail."

ADDITIONAL INFORMATION ABOUT PURCHASING SHARES

- As long as the Funds receive your purchase order and Federal funds before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern
     Time), you will buy your shares at that day's net asset value. If your purchase order and federal funds are received after the close of regular trading on the NYSE, your purchase order will be executed the next business day, and you will buy your shares at the next day's net asset value.

- You will begin earning dividends on the next business day after your purchase order is executed.

- The Funds reserve the right to reject any purchase request, including a purchase request that may disrupt a Fund's operation or performance. Please call us at 1-800-445-1341 before attempting to invest a large dollar amount.

- You must certify whether you are subject to withholding for failing to report income to the Internal Revenue Service. The Funds may return investments received without a certified taxpayer identification number.

- The Funds will not issue share certificates (although share certificates have been issued in the past).

SALES CHARGES

           You may be subject to an initial sales charge when you purchase shares, or a contingent deferred sales charge (CDSC) when you sell your shares under certain circumstances. These sales charges are described below. In some circumstances these sales charges may be waived. These circumstances are described below and in the Statement of Additional Information.

           Your purchase of Class A Shares is subject to a sales charge that is included in the offering price. The sales charge is based on the amount of your investment and is the commission paid to the financial advisor firm on the sale of the shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account.

           The initial sales charge varies depending upon the size of your purchase as shown below:

INITIAL SALES CHARGE

                                                                                                      COMMISSION RETAINED
                                             AS A % OF                                               BY FINANCIAL ADVISOR
                                            NET AMOUNT                    AS A % OF                        AS A %
          AMOUNT OF PURCHASE                 INVESTED                   OFFERING PRICE                OF OFFERING PRICE
Less than $25,000                              5.26%                         5.00%                           4.75%
$25,000 to $49,999                             4.43%                         4.25%                           4.00%
$50,000 to $99,999                             3.63%                         3.50%                           3.25%
$100,000 to $249,999                           3.09%                         3.00%                           2.75%
$250,000 to $499,999                           2.30%                         2.25%                           2.00%
$500,000 to $999,999                           1.52%                         1.50%                           1.25%
$1,000,000 or more                             None                          None                            None

           Class A shares purchased without an initial sales charge in accounts aggregating $1,000,000 or more at the time of purchase and redeemed within 12 months of the date of purchase are subject to a CDSC equal to 1.00% of the lesser of the purchase price or net asset value at the time of sale.

           Shares purchased by certain institutional investors receiving investment advice from an intermediary, including 401(k) or 403(b) qualified employee benefit plans with at least $500,000 or more in plan assets are not subject to an initial sales charge. The Fund reserves the right to change the minimum without notice. In addition, a Fund will not impose a sales charges upon the initial purchase of Class A Shares for an investor who is reinvesting the proceeds from the redemption of another Fund's shares, provided that the shares were initially subject to a sales charge and the reinvestment occurs within thirty days of the redemption.

           The Funds' Distributor is Quasar Distributors, LLC (the "Distributor"). The Distributor normally retains a portion of the sales charge from the sale of Class A Shares and pays the balance to the broker-dealer or other financial intermediary through which the sale was made. The Distributor may also pay fees to banks from sales charges for services performed on behalf of their customers in connection with the purchase of shares of the Funds. In addition, entities whose clients have purchased Class A shares may be paid a trailing commission equal to 0.25 of 1% annually of the average daily value of such shares held by their clients.

           In addition to the commissions paid to dealers, the Distributor or CCM Advisors may pay cash compensation to dealers in connection with sales of shares of a Fund.

HOW TO EXCHANGE SHARES

           Shares of any Fund may be exchanged for the same class of shares of any other Fund on the basis of the respective net asset values of the Funds at the time of exchange. An exchange involves the redemption of shares of one Fund and investment of the redemption proceeds in the same class of shares of another Fund. Redemptions will, except as noted below, be made at the net asset value per share next determined after receipt of an exchange request in proper order. Shares of the Fund to be acquired will be purchased when the proceeds from redemption become available (normally on the day the request is received, but under certain circumstances up to seven days thereafter if a Fund determines to delay the payment of redemption proceeds) at the net asset value of those shares next determined after satisfaction of the purchase order requirements of the Fund whose shares are being acquired. Any gain or loss realized on an exchange is recognized for federal income tax purposes. You will not pay either an initial sales charge or a CDSC when exchanging shares. However, when you redeem the shares acquired through the exchange, the shares redeemed may be subject to a CDSC, depending on when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the Fund will compute the length of time you have owned your shares from the date of your original purchase.

           There are three ways to exchange your shares:

                                                                                                         THROUGH A
                                                                                                   FINANCIAL INSTITUTION/
                   BY MAIL                                    BY TELEPHONE                         FINANCIAL PROFESSIONAL
Send a written request using the             You must request telephone exchange            Contact your financial institution
procedures for written redemption            privileges on your initial account             or financial professional for more
requests below.                              application.                                   information.

No signature guarantee is required.          To authorize telephone exchanges after         Exchange instructions must be
                                             establishing your Fund account, send a         received before 4:00 p.m. (Eastern
If you were issued certificates for          signed written request to:                     Time).
the shares being exchanged, the
signed certificates and completed                   AHA Investment Funds, Inc.              Your financial institution or
stock power form must accompany               c/o Firstar Mutual Fund Services, LLC         financial professional may charge
your written request.                              615 East Michigan Street                 you transaction fees and additional
                                                           3rd Floor                        amounts in return for its services.
For further information call:                          Milwaukee, WI 53202
               1-800-445-1341.
                                             To request an exchange, call the Fund
                                             at:

                                                          1-800-445-1341

                                             Shares exchanged by telephone must
                                             have a value of $1,000 or more.

                                             Exchange instructions must be received
                                             before 4:00 p.m. (Eastern Time).

           The Funds reserve the right to modify or terminate the exchange privilege and to impose fees for and limitations on its use upon not less than sixty days written notice to shareholders.

HOW TO SELL SHARES

           You may redeem all or any portion of your shares on any day the NYSE is open and that is not a bank holiday. The Funds ordinarily will pay redemption proceeds within seven days by wire transfer of federal funds to the bank account designated on your account application. Upon request, the Funds will pay redemption proceeds by check mailed to your address of record.

           There are three ways to redeem Fund shares:

                                                                                                         THROUGH A
                                                                                             FINANCIAL INSTITUTION/ FINANCIAL
                   BY MAIL                                     BY TELEPHONE                            PROFESSIONAL
Complete a written redemption request.         You must make arrangements to redeem by     Contact your financial institution or
                                               telephone prior to the redemption.          financial professional for more
Include the Fund's name, your account number,                                              information.
each owner's name and address, the dollar      Redemption requests will only be accepted
amount or number of shares to be sold and the  during regular business hours.              Exchange instructions must be received
signature of each owner as it appears on the                                               before 4:00 p.m. (Eastern Time).
account.                                       Please call 1-800-445-1341 for more
                                               information.                                Your financial institution or financial
Mail the written request to:                                                               professional may charge you transaction
                                               Please be sure to furnish your taxpayer     fees and additional amounts in return for
      AHA Investment Funds, Inc.               identification number.                      its services.
      c/o Firstar Mutual Fund
           Services, LLC
           P.O. Box 701
      Milwaukee, WI 53201-0701

ADDITIONAL INFORMATION ABOUT SELLING SHARES

- As long as the Funds receive your redemption request in good form before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern
     Time), you will sell your shares at that day's net asset value. If the Funds receive your redemption request after the close of regular trading on the NYSE, your redemption request will be executed the next business day, and you will sell your shares at the next day's net asset value.

- Shares generally continue earning dividends until the next business day after your trade date.

- If you were issued stock certificates for your shares, you must forward the certificates and a stock power, along with your redemption request. Each must be signed on behalf of the registered shareholder or by an authorized signatory.

- The Funds require a signature guarantee when a redemption request will be payable to anyone other than the account owners of record, mailed to an address other than the address of record, or wired to a bank other than one previously authorized. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

- Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, non-profit or retirement accounts. Please call us at 1-800-445-1341 before attempting to redeem from these types of accounts.

- Generally, payment of redemption proceeds will be made to your pre-authorized bank account within seven days of receipt and processing of your redemption request. Proceeds from redemption requests made shortly after a recent purchase order by check will be distributed only after the check clears, which may take up to 15 days.

- The Funds may suspend redemptions or postpone payments of redemption proceeds for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) there are emergency circumstances as determined by the Securities and Exchange Commission; or (d) the Securities and Exchange Commission has by order permitted such suspension to protect shareholders of a Fund.

- The Funds reserve the right to pay redemptions "in kind" - payment of portfolio securities rather than cash - if the amount you are redeeming is large enough to effect a Fund's operation (limited to amounts more than $250,000 or representing more than 1% of the Fund's assets). In these cases, you might incur brokerage costs in covering the securities to cash. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

ADDITIONAL INFORMATION ABOUT TELEPHONE TRANSACTIONS

           You may give up some level of security by choosing to exchange or sell shares by telephone rather than by mail. The Funds will employ reasonable procedures to confirm that telephone instructions are genuine. If the Funds or their service providers follow these procedures, neither the Funds nor their service providers will be liable for any losses arising from unauthorized or fraudulent telephone instructions and you may be responsible for unauthorized telephone requests.

           Please verify the accuracy of each telephone transaction immediately upon receipt of confirmation statements. You may bear the risk of loss from an unauthorized telephone transaction.

           During times of drastic economic or market changes, telephone transactions may be difficult to implement. In the event that you are unable to reach the Funds by telephone, requests may be mailed or hand-delivered to the Funds c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202.

POLICY ON TRADING OF FUND SHARES

           The Funds do not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt investment management and increase Fund expenses. To promote the best interests of the Funds, each Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in CCM Advisors' opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund.

DISTRIBUTION AND SERVICE FEES

           The Distributor is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, and is a broker-dealer registered with the Securities and Exchange Commission.

           The Class A Shares of each Fund have adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that permits the Funds to pay the Distributor a monthly fee as compensation for providing services to support the sale and distribution of the Funds' shares. The annual service fee may equal up to 0.25% of the average net assets of the Class A shares of each Fund. Over time these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

AUTOMATIC REDEMPTION OF SMALL ACCOUNTS

           The Funds reserve the right to redeem accounts having a value less than $500, unless the reduction is due to market activity. Before closing a small account, the Funds would notify you in writing and give you at least 60 days to increase the account balance. The Funds reserve the right to change the minimum needed to maintain an account at any time.



                             MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

           CCM Advisors serves as the Funds' investment adviser. Subject to the supervision of the Board of Directors, CCM Advisors is authorized to pursue the investment objective of each of the Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Balanced Fund and Diversified Equity Fund by investing substantially all of such Fund's assets in a Portfolio of the Master Fund, and as more fully described below, evaluates, selects and monitors the Investment Managers for the U.S. Growth Equity Fund, International Core Equity Fund and the Portfolios. CCM Advisors also is the investment adviser to the Master Fund.

           CCM Advisors provides various administrative services to the Funds, including evaluating, selecting and monitoring the services provided by the Funds' service providers. CCM Advisors also provides all executive, administrative, clerical and other personnel necessary to operate the Funds and pays the salaries and other costs of employing all of these persons. The Funds do not pay CCM Advisors any fees for these services. CCM Advisors furnishes the Funds with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment. Except for those expenses that CCM Advisors assumes, including those noted above, the Funds pay for all of their own expenses.

           Each Portfolio and the U.S. Growth Equity Fund and International Core Equity Fund pays a management fee to CCM Advisors for serving as its investment adviser and providing administrative services. The fee is determined as a percentage of average daily net assets paid monthly. The following chart shows the investment advisory fees paid by each Portfolio or Fund:

           LIMITED MATURITY FIXED INCOME MASTER PORTFOLIO            0.50%
           FULL MATURITY FIXED INCOME MASTER PORTFOLIO               0.50%
           BALANCED MASTER PORTFOLIO                                 0.75%
           DIVERSIFIED EQUITY MASTER PORTFOLIO                       0.75%
           U.S. GROWTH EQUITY FUND                                   0.75%
           INTERNATIONAL CORE EQUITY FUND                            1.00%

           CCM Advisors is majority-owned by Convergent Capital Management Inc. ("CCM"). CCM is a holding company that owns and maintains ownership interests (including majority ownership interests) in asset management firms. CCM does not provide investment advisory or related services to its affiliates, each of which operate independently of CCM, or to any clients of its affiliates. As of December 31, 2000, CCM affiliated firms managed assets for clients in excess of $13 billion. CCM Advisors is located at 190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603.

INVESTMENT MANAGERS

           CCM Advisors is responsible for the evaluation, selection and monitoring of each Portfolio's and Fund's Investment Managers. CCM Advisors selects the Investment Managers based on a variety of factors, including: investment style, performance record and the characteristics of each Investment Manager's typical investments. The assets of each multi-manager Portfolio or Fund are divided into segments and CCM Advisors is responsible for allocating the assets among the Investment Managers in accordance with their specific investment styles.

           CCM Advisors pays the fees of the Fund's Investment Managers for the services they render pursuant to investment subadvisory agreements. The Portfolios will pay the fees of the Portfolio's Investment Managers. The Portfolios have obtained an exemptive order from the Securities and Exchange Commission which permits the Portfolios and CCM Advisors to enter into and materially amend the investment subadvisory agreements with the Portfolio's Investment Managers without such agreements being approved by the Portfolio's shareholders, subject only to the approval of a majority of the Portfolio's trustees who are not parties to or "interested persons" of any party to the agreement.

           The Investment Managers have no affiliation with CCM Advisors, the Funds' officers and directors or the officers and directors of the Portfolios. Each Investment Manager is principally engaged in managing institutional investment accounts and, subject to supervision by the Board of Trustees of the Portfolios and the Board of Directors of the Funds have complete discretion as to the purchase and sale of investments for its segment of the Portfolio or Fund it manages, consistent with that Portfolio's or Fund's investment objective, policies and restrictions. The Investment Managers may also serve as managers or advisers to other investment companies and other clients, including clients of CCM Advisors.

LIMITED MATURITY FIXED INCOME FUND

           The Patterson Capital Corporation ("Patterson") serves as Investment Manager to the Limited Maturity Fixed Income Master Portfolio. Patterson is located at 2029 Century Park East #2950, Los Angeles, California 90067, and is a privately held advisory organization that provides investment management services to a variety of institutions, including investment companies and employee benefit plans. As of March 31, 2001, Patterson had approximately $1.4 billion of assets under management.

           The following individuals at Patterson share primary responsibility for the Limited Maturity Fixed Income Master Portfolio:

                                MANAGER                                 PROFESSIONAL EXPERIENCE
            Jean M. Clark                                     Senior Vice President / Portfolio Manager,
                                                              Patterson.

            Joseph B. Patterson                               President, Chief Investment Strategist,
                                                              Patterson.

FULL MATURITY FIXED INCOME FUND

           Baird Advisors serves as Investment Manager to the Full Maturity Fixed Income Master Portfolio. Baird Advisors is located at 777 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202, and is an institutional fixed income department within Robert W. Baird & Co., Inc. Baird provides management services to pension plans, non-profit organizations and individuals. As of March 31, 2001, Baird Advisors had approximately $1.5 billion of assets under management.

           The following individuals at Baird Advisors share primary responsibility for the Full Maturity Fixed Income Portfolio:

                                MANAGER                   PROFESSIONAL EXPERIENCE
                     Gary A. Elfe                        Managing Director, Senior
                                                         Portfolio Manager, Baird
                                                         Advisors (since 2000); prior
                                                         thereto, Senior Vice President,
                                                         Senior Portfolio Manager,
                                                         Firstar Investment Research &
                                                         Management Company, LLC.

                     Daniel A. Tranchita                 Senior Vice President, Senior
                                                         Portfolio Manager, Baird Advisors
                                                         (since 2000); prior thereto,
                                                         Senior Vice President,
                                                         Senior Portfolio Manager,
                                                         Firstar Investment Research &
                                                         Management Company, LLC.


BALANCED FUND

           Western Asset Management Company, Cambiar Investors, Inc. and Freeman Associates Investment Management LLC serve as Investment Managers to the Balanced Master Portfolio. Western Asset Management Company ("Western") is located at 117 East Colorado Boulevard, Pasadena, California 91105, and is an independent affiliate of Legg Mason, Inc., a publicly held financial services organization that engages through its subsidiaries in the businesses of securities brokerage, investment management, corporate and public finance and real estate services. Western's Fixed-Income team has responsibility for the management of the Balanced Master Portfolio. All portfolio's are managed on a team basis. The core investment team at Western has been together for 10 years. The average experience of the portfolio management group is 13 years. As of March 31, 2001, the firm had approximately $81 billion in assets under management for institutional clients and approximately $11.0 billion of assets under management for mutual funds.

           The following individuals at Western share primary responsibility for the Balanced Master Portfolio:

                          MANAGER                                 PROFESSIONAL EXPERIENCE
              James J. Flick                                    Portfolio Manager, Western
                                                                (since 1998); prior thereto,
                                                                Portfolio Manager,
                                                                Transamerica Investment
                                                                Services (1996-1998).

           Cambiar Investors, Inc. ("Cambiar") is located at 2401 East Second Avenue, Suite 400, Denver, Colorado 80206, and is a wholly owned subsidiary of United Asset Management Corporation, a publicly held company. Cambiar was organized in 1973 and provides investment management services for pension plans, foundations and endowments and high net worth individuals. As of March 31, 2001, the firm had approximately $2.2 billion of assets under management.

           The following individuals at Cambiar share primary responsibility for the Balanced Master Portfolio:

                                   MANAGER                                       PROFESSIONAL EXPERIENCE
                        Michael S. Barish                                 Director; Chairman and Chief Investment
                                                                          Officer (since Feb. 2000); prior thereto,
                                                                          President and Treasurer, Cambiar.

                        Brian M. Barish                                   President and Treasurer (since Feb. 2000);
                                                                          Director of Research (since Jan. 1999);
                                                                          Portfolio Manager (since Feb. 1997); senior
                                                                          Vice President (Jan. 1999-Jan. 2000); Vice
                                                                          President and Analyst (Feb. 1997-Dec.
                                                                          1998); Cambiar; prior thereto, Vice President
                                                                          of Investment Research, Lazard Freres &
                                                                          Co. LLC.

                        Anna A. Aldrich                                   Vice President and Portfolio Manager (since
                                                                          1999), Cambiar; prior thereto Global Equity
                                                                          Analyst, Bankers Trust Company.

                        Maria L. Azari                                    Vice President and Portfolio Manager (since
                                                                          1999); Securities Analyst (since 1997), Cambiar;
                                                                          prior thereto Investment Analyst, Eaton Vance.

                        Michael J. Gardner                                Vice President and Portfolio Manager, Cambiar.

           Freeman Associates Investment Management LLC ("Freeman") is located at 16236 San Dieguito Road Suite 2-20, P.O. Box 9210, Rancho Santa Fe, California 92067, and is a privately held company that is controlled by John D. Freeman. Formerly known as the Investment Research Company, the firm was organized in 1985 and provides investment management services to institutions, retirement plans, and non-profit organizations. As of March 31, 2001, the firm had approximately $2.0 billion of assets under management.

           The following individuals at Freeman share primary responsibility for the Balanced Master Portfolio:

                                           MANAGER                                 PROFESSIONAL EXPERIENCE
                        John D. Freeman                                 President, Freeman (since 1996);
                                                                        prior thereto, Portfolio Manager, Martingale
                                                                        Asset Management.

                                           MANAGER                                 PROFESSIONAL EXPERIENCE
                        Jeffrey Norman                                  Senior Vice President (since 1999), Freeman;
                                                                        Risk Manager, ZAIS Group (1997-1999); prior
                                                                        thereto, Risk Manager, Trader, Mariner
                                                                        Investment Group.

DIVERSIFIED EQUITY FUND

           Cambiar and Freeman serve as Investment Managers to the Diversified Equity Master Portfolio. See the descriptions under the Balanced Fund in this section for information regarding Cambiar and Freeman and the individuals who share primary responsibility for the Diversified Equity Master Portfolio.

U.S. GROWTH EQUITY FUND

           [TO COME]

           ___________ serve as Investment Managers to the Portfolio.
___________ is located at and is ____________. As of _________, 2001, the firm had approximately $[X] billion of assets under management.

           The following individuals at ____________ share primary responsibility for the Portfolio:

           INTERNATIONAL CORE EQUITY FUND

           [TO COME]

           ___________ serve as Investment Managers to the Portfolio.
___________ is located at and is ____________. As of _________, 2001, the firm had approximately $[X] billion of assets under management.

           The following individuals at ____________ share primary responsibility for the Portfolio:

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

           The Funds distribute to shareholders virtually all of their net income (interest less expenses). It is expected that dividends from net investment income will be declared and paid on the following schedule:

DECLARED                     PAYABLE                                               FUNDS
Daily               Last day of each month.                           Limited Maturity Fixed Income Fund and
                                                                      Full Maturity Fixed Income Fund

Quarterly           Mid:  March, June, September, and December        Balanced Fund; Diversified Equity Fund; U.S. Growth
                                                                      Equity Fund; and International Core Equity Fund

           A Fund may realize capital gains from time to time when it sells securities. Capital gains will be distributed annually. Dividends and other distributions will be automatically reinvested in more shares of your Fund unless you request otherwise.

TAXES

           The Fund will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following:

     - The tax status of any distribution is the same regardless of how long you have held shares of the Fund and whether you reinvest in additional shares of the Fund or take the distribution in cash.

     - Distributions declared in December -- if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

     - Any dividends received by you are taxable to you as ordinary income for federal income tax purposes.

     - Dividend distributions that you receive may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. Treasury may be exempt from state and local taxes. The Fund will notify you each year concerning how much, if any, of your dividends may qualify for this exemption.

           By law, the Fund must withhold a percentage of any taxable distributions or redemptions from your account if you do not:

     -    provide us with your correct taxpayer identification;

     -    certify that your taxpayer identification is correct; and

     -    confirm that you are not subject to backup withholding.

           The backup withholding percentage is currently 30.5% and will decrease to 30% in 2002 and 2003, 29% in 2004 and 2005, and 28% thereafter until 2011, when the percentage will revert to 31% unless amended by Congress.

           The Fund must withhold taxes from your account if the IRS instructs us to do so.

           If a dividend distribution mailed to your address of record is returned as undeliverable, the Fund will automatically reinvest all future distributions until you provide us with a valid mailing address.

           The discussion set forth above regarding federal and state income taxation is included for general information only. You should consult your tax advisor concerning the federal and state tax consequences of an investment in the Fund.


                              FINANCIAL HIGHLIGHTS

           The following tables are intended to help you understand each Fund's financial performance since it began operations as it relates to Class I Shares (not Class A Shares). Certain information reflects financial results for a single Class I Share. Because Class A Shares have not previously been issued, similar information does not exist for them. Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. This information has been audited by Arthur Andersen LLP, independent accountants, whose report, along with each Fund's financial statements, is included in the annual report and the Statement of Additional Information, which are available upon request. For each year shown, all information is for the year ended June 30. Financial highlights information is not presented for U.S. Growth Equity Fund or International Core Equity Fund because those Funds have not yet commenced operations.

LIMITED MATURITY FIXED INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR              YEAR          YEAR          YEAR          YEAR          YEAR
                                                          ENDED         ENDED         ENDED         ENDED         ENDED
                                                         6/30/01       6/30/00       6/30/99       6/30/98       6/30/97
                                                        [TO COME]
NET ASSET VALUE, BEGINNING OF PERIOD..................                 $ 10.20      $  10.22      $  10.16      $  10.12

Income From Investment Operations:

           Net investment income......................                    0.58          0.53          0.60          0.61

           Net realized and unrealized gain
           (loss) on investments and futures..........                   (0.09)        (0.02)         0.06          0.04

TOTAL INCOME FROM INVESTMENT OPERATIONS...............                    0.49          0.51          0.66          0.65

Distributions paid to shareholders:

           Net investment income......................                   (0.58)        (0.53)        (0.60)        (0.61)

           Net realized capital gain (loss)...........                       0             0             0             0

Total Distributions...................................                   (0.58)        (0.53)        (0.60)        (0.61)

NET ASSET VALUE, END OF PERIOD........................                 $ 10.11      $  10.20      $  10.22      $  10.16

Total Return..........................................                    4.37%         4.59%         6.11%         6.03%

           Ratios/Supplemental Data:

           Net Assets, End of Period (thousands)......                 $85,813      $104,675      $129,717      $141,023

           Ratio of Expenses to Average Net
           Assets(B)..................................                    0.14%         0.12%         0.12%         0.12%

           Ratio of Net Investment Income to
           Average Net Assets(B)......................                    5.70%         5.30%         5.92%         6.04%

           Turnover Rate..............................                  161.89%       176.78%       144.97%       121.70%

-----------
(A) Total Return on Net Asset Value is net of the standard management fee of 0.50%.

(B) Ratios include all standard management fees and expenses except for the program services fee.

FULL MATURITY FIXED INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR              YEAR          YEAR          YEAR          YEAR           YEAR
                                                          ENDED         ENDED         ENDED         ENDED          ENDED
                                                         6/30/01       6/30/00       6/30/99       6/30/98        6/30/97
                                                        [TO COME]
Net Asset Value, Beginning of Period.................                  $  9.85       $ 10.18       $  9.79       $  9.63

Income From Investment Operations:

      Net investment income..........................                     0.64          0.60          0.64          0.65

      Net realized and unrealized gain (loss) on
      investments and futures........................                    (0.17)        (0.33)         0.39          0.16

Total Income from Investment Operations..............                     0.47          0.27          1.02          0.81

Distributions paid to shareholders:

      Net investment income..........................                    (0.64)        (0.60)        (0.64)        (0.65)

      Net realized capital gain (loss)...............                        0             0             0             0

Total Distributions..................................                    (0.64)        (0.60)        (0.64)        (0.65)

Net Asset Value, End of Period.......................                  $  9.68       $  9.85       $ 10.18       $  9.79

Total Return.........................................                     4.41%         2.11%        10.20%         8.09%

      Ratios/Supplemental Data:

      Net Assets, End of Period (thousands)..........                  $78,188       $73,420       $71,829       $50,796

      Ratio of Expenses to Average Net Assets(B).....                     0.17%         0.16%         0.17%         0.21%

      Ratio of Net Investment Income to
      Average Net Assets(B)..........................                     6.55%         5.90%         6.19%         6.63%

      Turnover Rate..................................                   211.40%       273.61%       178.52%       304.93%

-----------

(A) Total Return on Net Asset Value is net of the standard management fee of 0.50%.

(B) Ratios include all standard management fees and expenses except for the program services fee.

BALANCED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                YEAR          YEAR          YEAR          YEAR         YEAR
                                                            ENDED         ENDED         ENDED         ENDED        ENDED
                                                           6/30/01       6/30/00       6/30/99       6/30/98      6/30/97
                                                          [TO COME]
NET ASSET VALUE, BEGINNING OF PERIOD...................                   $ 14.69       $ 14.61      $ 14.86      $ 13.38

Income From Investment Operations:

           Net investment income.......................                      0.37          0.36         0.41         0.37

           Net realized and unrealized gain (loss)
           on investments and futures..................                      0.26          1.45         2.01         2.65

TOTAL INCOME FROM INVESTMENT OPERATIONS................                      0.63          1.81         2.42         3.02

Distributions paid to shareholders:

           Net investment income.......................                     (0.37)        (0.36)       (0.44)       (0.39)

           Net realized capital gain (loss)............                     (2.51)        (1.37)       (2.23)       (1.15)

Total Distributions....................................                     (2.88)        (1.73)       (2.67)       (1.54)


NET ASSET VALUE, END OF PERIOD.........................                   $ 12.44       $ 14.69      $ 14.61      $ 14.86

Total Return...........................................                      3.99%        13.10%       16.79%       23.23%

      Ratios/Supplemental Data:

      Net Assets, End of Period (thousands)............                   $48,936       $63,301      $59,360      $52,137

      Ratio of Expenses to Average Net Assets(B).......                      0.24%         0.18%        0.18%        0.23%

      Ratio of Net Investment Income to
      Average Net Assets(B)............................                      2.58%         2.55%        2.86%        2.81%

      Turnover Rate....................................                    169.10%       206.43%      169.04%      173.60%

-----------

(A) Total Return on Net Asset Value is net of the standard management fee of 0.75%.

(B) Ratios include all standard management fees and expenses except for the program services fee.

DIVERSIFIED EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                YEAR          YEAR          YEAR          YEAR         YEAR
                                                            ENDED         ENDED         ENDED         ENDED        ENDED
                                                           6/30/01       6/30/00       6/30/99       6/30/98      6/30/97
                                                          [TO COME]
NET ASSET VALUE, BEGINNING OF PERIOD....................                 $  22.15      $  20.37      $ 20.72      $ 17.59

Income From Investment Operations:

           Net investment income........................                     0.24          0.29         0.32         0.34

           Net realized and unrealized gain (loss)
           on investments and futures...................                     1.05          3.42         4.14         5.18

TOTAL INCOME FROM INVESTMENT OPERATIONS.................                     1.29          3.71         4.46         5.52

Distributions paid to shareholders:

           Net investment income........................                    (0.24)        (0.29)       (0.32)       (0.34)

           Net realized capital gain (loss).............                    (2.16)        (1.64)       (4.49)       (2.05)

Total Distributions.....................................                    (2.40)        (1.93)       (4.81)       (2.39)


NET ASSET VALUE, END OF PERIOD..........................                 $  21.04      $  22.15      $ 20.37      $ 20.72

Total Return............................................                     5.28%        18.90%       24.05%       32.97%

      Ratios/Supplemental Data:

      Net Assets, End of Period (thousands).............                 $131,786      $126,892      $85,736      $70,590

      Ratio of Expenses to Average Net Assets(B)........                     0.11%         0.10%        0.14%        0.17%

      Ratio of Net Investment Income to
      Average Net Assets(B).............................                     1.11%         1.43%        1.51%        1.83%

      Turnover Rate.....................................                    66.84%        74.35%       65.82%       67.31%

-----------

(A) Total Return on Net Asset Value is net of the standard management fee of 0.75%.

(B) Ratios include all standard management fees and expenses except for the program services fee.

                             MASTER/FEEDER STRUCTURE

           Unlike mutual funds that directly acquire and manage their own portfolio of securities, the Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Balanced Fund and Diversified Equity Fund are each a "feeder fund" in a "master/feeder" structure (the "Feeder Funds"). This means that each Feeder Fund invests its assets in a larger "master" portfolio of securities, which has investment objectives and policies substantially similar to those of the Feeder Fund and each Feeder Fund bears its corresponding Portfolio's expenses in proportion to the amount of assets it invests in the corresponding Portfolio. Each Feeder Fund can set its own transaction minimums, fund-specific expenses and conditions. The investment performance of each Feeder Fund depends on the investment performance of the Portfolio. If the investment policies of the Feeder Fund and the Portfolio become inconsistent, the Board of Directors may determine to withdraw its assets from the Portfolio if it believes doing so is in the best interest of the Feeder Fund and its shareholders. If the Board withdraws assets of the Feeder Fund, it would then consider whether that Feeder Fund should invest in another master portfolio or take other actions.

           The Board of Directors has the authority to convert the U.S. Growth Equity Fund and International Core Equity Fund to feeder funds in a master/feeder structure. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs, however there can be no assurance that these potential benefits will be realized.

           For more information on the master/feeder structure, see the Statement of Additional Information.

                              FOR MORE INFORMATION

More information about the Funds is available free upon request:

SHAREHOLDER REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The Funds' annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus.

                              TO OBTAIN INFORMATION

To obtain free copies of the annual, semi-annual report or the SAI or to discuss questions about the Funds:

BY TELEPHONE  - 1-800-445-1341

BY MAIL

AHA Investment Funds, Inc.
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

BY INTERNET

www.ahafunds.org

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Free text only versions of the annual report, semi-annual report and the SAI are available on the EDGAR Database on the SEC's Internet web-site, http://www.sec.gov. You can also obtain copies of this information, after paying a duplication fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


Investment Company Act File Number 811-05534.

                           AHA INVESTMENT FUNDS, INC.
                     AHA LIMITED MATURITY FIXED INCOME FUND
                       AHA FULL MATURITY FIXED INCOME FUND
                                AHA BALANCED FUND
                           AHA DIVERSIFIED EQUITY FUND
                           AHA U.S. GROWTH EQUITY FUND
                       AHA INTERNATIONAL CORE EQUITY FUND

                                 CLASS I SHARES
                      INSTITUTIONAL SERVICING CLASS SHARES





                               P R O S P E C T U S
                                November 1, 2001




                      190 South LaSalle Street, Suite 2800
                             Chicago, Illinois 60603


                                 ---------------


Be sure to read this prospectus before you invest and retain it for future reference. This prospectus presents essential facts about the Funds, including investment strategies, management fees and services available to you as an investor.

The Securities and Exchange Commission has not approved or disapproved of the Funds' shares or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                 ---------------

                                TABLE OF CONTENTS
                                                                          PAGE

INVESTMENTS, RISKS AND PERFORMANCE......................................     1
           AHA LIMITED MATURITY FIXED INCOME FUND.......................     2
           AHA FULL MATURITY FIXED INCOME FUND..........................     4
           AHA BALANCED FUND............................................     6
           AHA DIVERSIFIED EQUITY FUND..................................     9
           AHA U.S. GROWTH EQUITY FUND..................................    11
           AHA INTERNATIONAL CORE EQUITY FUND...........................    13
RISK CONSIDERATIONS.....................................................    15
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS...........................    17
FEES AND EXPENSES.......................................................    18
SHAREHOLDER INFORMATION.................................................    21
           Pricing of Fund Shares.......................................    21
           Investment Minimums..........................................    21
           How to Buy Shares............................................    22
           How to Exchange Shares.......................................    23
           How to Sell Shares...........................................    24
           Policy on Trading of Fund Shares.............................    26
           Distribution and Service Fees................................    27
           Automatic Redemption of Small Accounts.......................    27
MANAGEMENT OF THE FUNDS.................................................    27
           Investment Adviser...........................................    27
           Investment Managers..........................................    28
DIVIDENDS, DISTRIBUTIONS AND TAXES......................................    32
FINANCIAL HIGHLIGHTS....................................................    34
MASTER/FEEDER STRUCTURE.................................................    39

                       INVESTMENTS, RISKS AND PERFORMANCE

           Each Fund is a series of AHA Investment Funds, Inc. (the "Funds"). The Funds are designed to provide investors with a broad range of investment choices and strategies and offer three classes of shares, Class A Shares, Class I Shares and Institutional Servicing Class Shares. This prospectus describes Class I Shares and Institutional Servicing Class Shares, which are currently offered only to participants in the American Hospital Associate Investment Program, member hospitals of the American Hospital Association ("AHA"), as well as their affiliated organizations and organizations within the healthcare industry. Class I Shares and Institutional Servicing Class Shares are not available for purchase by individuals. Class A Shares are offered primarily to professionals and organizations engaged in the healthcare industry, including employee benefit plans and hospital insurance funds of such organizations and are offered through a separate prospectus.

           The Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Balanced Fund and Diversified Equity Fund each invests substantially all of its assets in a separate series of a mutual fund called CCM Advisors Funds (the "Master Fund"). Each series of the Master Fund (each a "Portfolio") has substantially similar objectives, strategies and policies as a corresponding Fund. The following Fund summaries identify each Fund's investment objective and principal investment strategies. Other investment strategies and techniques are described in the Statement of Additional Information.

                     AHA LIMITED MATURITY FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in the Limited Maturity Fixed Income Master Portfolio.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed income securities that the U.S. Government, its agents or instrumentalities issue or guarantee, high quality non-convertible fixed income securities of other issuers and money market instruments. High quality fixed-income securities are those securities having one of the three highest ratings of either Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P").

The dollar-weighted average maturity of the Portfolio is normally less than three years. In no event will the dollar-weighted average maturity of the Portfolio exceed five years. There is no limit on the maturities of individual securities. The Portfolio's Investment Manager determines which securities to purchase or sell and adjusts the Portfolio's average maturity based upon a variety of factors aimed at controlling risk while seeking to capture market opportunities. These factors include an analysis of interest rates and yields, the quality of particular securities, and the comparative risks and returns of alternative investments.

The Portfolio's Investment Manager may sell a portfolio holding if the security's creditworthiness or rating has deteriorated. However, the Portfolio's Investment Manager is not required to sell a security if the security's rating or credit quality deteriorates after its purchase.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are listed below.

-    CREDIT RISK

-    INTEREST RATE RISK

-    MANAGEMENT RISK

-    PREPAYMENT RISK

Please see "Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

           The chart below shows the changes in the Fund's performance from year to year. The table following the chart shows how the Fund's performance over time compares to that of a broad measure of market performance. When you consider this information, please remember that past performance is not necessarily an indication of how a Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURN(1)
CLASS I SHARES

(AS OF 12/31 EACH YEAR)(2)

1991                  12.83%
1992                   3.58%
1993                   4.97%
1994                   0.33%
1995                  10.54%
1996                   4.09%
1997                   5.92%
1998                   6.32%
1999                   2.74%
2000                   7.61%

(1) BECAUSE INSTITUTIONAL SERVICING CLASS SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE INFORMATION PROVIDED IN THE BAR CHART AND TABLES BELOW REPRESENTS ONLY THE PERFORMANCE OF CLASS I SHARES. CLASS I SHARES AND INSTITUTIONAL SERVICING CLASS SHARES WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. HOWEVER, BECAUSE THE CLASSES DO NOT HAVE THE SAME EXPENSES, THE EXPENSE RATIO AND THE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN OF INSTITUTIONAL SERVICING CLASS SHARES WILL DIFFER FROM THE CLASS I SHARES.

(2) YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 9.17% (CLASS I SHARES).

            BEST QUARTER                             Q4/91                4.48%
            -------------------------------------------------------------------
            WORST QUARTER                            Q1/92                (.70)%

AVERAGE ANNUAL TOTAL RETURN
(AS OF 12/31/00)
ALL RETURNS REFLECT REINVESTED DIVIDENDS.

                                                                       1 YEAR         5 YEARS       10 YEARS
                                                                       ------         -------       --------
LIMITED MATURITY FIXED INCOME FUND
(CLASS I SHARES)                                                        7.61%          5.32%          6.29%

LEHMAN BROTHERS GOV'T 1-3 YEAR INDEX*                                   8.17%          5.99%          6.34%

*The Lehman Brothers Government 1-3 Year Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.

                       AHA FULL MATURITY FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide the highest level of income consistent with long-term preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in the Full Maturity Fixed Income Master Portfolio. The Portfolio uses multiple Investment Managers that each use distinct investment strategies to achieve the Portfolio's investment objective.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed income securities that the U.S. Government, its agents or instrumentalities issue or guarantee, high quality non-convertible fixed income securities of other issuers and money market instruments. High quality fixed income securities are those securities having one of the three highest ratings of Moody's or S&P. The Portfolio may invest up to 25% of its total assets in securities that Moody's rates Baa or S&P rates BBB or which, if not rated, the Portfolio's Investment Managers determine are of comparable quality.

The Portfolio has no minimum or maximum maturity for the securities it may purchase. The Portfolio's Investment Managers may vary the average maturity of the Portfolio's assets substantially and make buy and sell decisions based upon their individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments.

The Portfolio's Investment Managers may sell a portfolio holding if the security's creditworthiness or rating has deteriorated. However, the Portfolio's Investment Manager is not required to sell a security if the security's rating or credit quality deteriorates after its purchase.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are listed below.

-    CREDIT RISK

-    INTEREST RATE RISK

-    MANAGEMENT RISK

-    PREPAYMENT RISK

Please see "Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

           The chart below shows the changes in the Fund's performance from year to year. The table following the chart shows how the Fund's performance over time compares to that of a broad measure of market performance. When you consider this information, please remember that past performance is not necessarily an indication of how a Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURN(1)
CLASS I SHARES

(AS OF 12/31 EACH YEAR)(2)

1991                  15.92%
1992                   5.72%
1993                  10.99%
1994                  -3.74%
1995                  17.19%
1996                   2.24%
1997                   9.33%
1998                   7.98%
1999                   1.48%
2000                  10.72%

(1) BECAUSE INSTITUTIONAL SERVICING CLASS SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE INFORMATION PROVIDED IN THE BAR CHART AND TABLES BELOW REPRESENTS ONLY THE PERFORMANCE OF CLASS I SHARES. CLASS I SHARES AND INSTITUTIONAL SERVICING CLASS SHARES WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. HOWEVER, BECAUSE THE CLASSES DO NOT HAVE THE SAME EXPENSES, THE EXPENSE RATIO AND THE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN OF INSTITUTIONAL SERVICING CLASS SHARES WILL DIFFER FROM THE CLASS I SHARES.

(2) YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 10.61% (CLASS I SHARES).

             BEST QUARTER                             Q3/91                6.08%
             -------------------------------------------------------------------
             WORST QUARTER                            Q1/96                (3.00)%

AVERAGE ANNUAL TOTAL RETURN
(AS OF 12/31/00)
ALL RETURNS REFLECT REINVESTED DIVIDENDS.

                                                                        1 YEAR         5 YEARS         10 YEARS
                                                                        ------         -------         --------
FULL MATURITY FIXED INCOME FUND
(CLASS I SHARES)                                                        10.73%         5.66%           7.28%

LEHMAN BROTHERS AGGREGATE BOND INDEX*                                   11.63%         6.45%           7.96%

*The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

                                AHA BALANCED FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a combination of growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in the Balanced Master Portfolio. The Portfolio uses multiple Investment Managers to obtain expertise in both the equity and fixed-income markets to achieve the Portfolio's investment objective.

Under normal circumstances, the Portfolio invests no more than 75% of its net assets in equity securities that the Portfolio's Investment Managers believe offer long-term growth and/or income potential and at least 25% of its net assets in fixed income securities, some of which may be convertible into common stocks. The equity securities that the Portfolio may purchase include common and preferred stocks, convertible securities and warrants. Fixed income investments may include U.S. Government Securities, non-convertible debt of "investment grade" quality (e.g., that Moody's has rated Baa or higher or S&P has rated BBB or higher) and money market instruments. The Portfolio has no restrictions on market capitalization.

The Portfolio's Investment Managers pursue the Portfolio's objectives in a way that seeks to reduce the magnitude and rapidity of short term movements in the net asset value of its shares. For the fixed income portion of the Portfolio, the Portfolio's Investment Managers may vary the average maturity of the Portfolio's assets substantially and make buy and sell decisions based upon their individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments. The Portfolio has no restrictions concerning the minimum or maximum maturity of its fixed income investments.

For the equity portion of the Portfolio, the investment strategies of the Portfolio's Investment Managers will differ, but typically will emphasize securities that have one or more of the following characteristics:

     - prices they believe are significantly below the intrinsic value of the company;

     -    favorable prospects for earnings growth;

     -    above average return on equity and dividend yield; and

     -    sound overall financial condition of the issuer.

An Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or more attractive investment alternatives exist.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are listed below.

-    CREDIT RISK

-    GROWTH SECURITIES RISK

-    INTEREST RATE RISK

-    MANAGEMENT RISK

-    MARKET RISK

-    PREPAYMENT RISK

Please see "Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

           The chart below shows the changes in the Fund's performance from year to year. The table following the chart shows how the Fund's performance over time compares to that of a broad measure of market performance. When you consider this information, please remember that past performance is not necessarily an indication of how a Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURN(1)
CLASS I SHARES
(AS OF 12/31 EACH YEAR)(2)

1991                  27.97%
1992                   5.06%
1993                  10.76%
1994                  -1.94%
1995                  25.04%
1996                  17.97%
1997                  24.44%
1998                   8.82%
1999                  15.42%
2000                   1.64%

(1) BECAUSE INSTITUTIONAL SERVICING CLASS SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE INFORMATION PROVIDED IN THE BAR CHART AND TABLES BELOW REPRESENTS ONLY THE PERFORMANCE OF CLASS I SHARES. CLASS I SHARES AND INSTITUTIONAL SERVICING CLASS SHARES WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. HOWEVER, BECAUSE THE CLASSES DO NOT HAVE THE SAME EXPENSES, THE EXPENSE RATIO AND THE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN OF INSTITUTIONAL SERVICING CLASS SHARES WILL DIFFER FROM THE CLASS I SHARES.

(2) YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 6.21% (CLASS I SHARES).

              BEST QUARTER                             Q4/98                12.71%
              --------------------------------------------------------------------
              WORST QUARTER                            Q3/90                (8.13)%

AVERAGE ANNUAL TOTAL RETURN
(AS OF 12/31/00)
ALL RETURNS REFLECT REINVESTED DIVIDENDS.

                                                                        1 YEAR            5 YEARS       10 YEARS
                                                                        ------            -------       --------
BALANCED FUND (CLASS I SHARES)                                          1.64%             13.39%        13.09%

S&P 500 STOCK INDEX*                                                   (9.10)%            18.32%        17.45%

LEHMAN BROTHERS AGGREGATE BOND INDEX*                                  11.63%              6.45%         7.96%

*The S&P 500 Stock Index is a broad market-weighted average of U.S. blue-chip companies. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

                           AHA DIVERSIFIED EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in the Diversified Equity Master Portfolio. The Portfolio uses multiple Investment Managers that each use distinct investment styles and research techniques to achieve the Portfolio's investment objective.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities, including common and preferred stocks, convertible securities and warrants that are diversified among various industries and market sectors. The Portfolio may also invest up to 20% of its net assets in high quality fixed income securities, including money market instruments. High quality fixed income securities are those securities having one of the three highest ratings of Moody's or S&P. The Portfolio has no restrictions on market capitalization.

The investment strategies of the Portfolio's Investment Managers will differ, but typically will emphasize securities that have one or more of the following characteristics:

     - prices they believe to be significantly below the intrinsic value of the company;

     -    favorable prospects for earnings growth;

     -    above average return on equity and dividend yield; and

     -    sound overall financial condition of the issuer.

An Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or more attractive investment alternatives exist.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are listed below.

-    CREDIT RISK

-    GROWTH SECURITIES RISK

-    MANAGEMENT RISK

-    MARKET RISK

Please see "Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

           The chart below shows the changes in the Fund's performance from year to year. The table following the chart shows how the Fund's performance over time compares to that of a broad measure of market performance. When you consider this information, please remember that past performance is not necessarily an indication of how a Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURN(1)
CLASS I SHARES
(AS OF 12/31 EACH YEAR)(2)

1991                  34.68%
1992                   9.51%
1993                  10.06%
1994                  -0.37%
1995                  33.75%
1996                  23.37%
1997                  33.64%
1998                  16.66%
1999                  20.97%
2000                  -2.88%

(1) BECAUSE INSTITUTIONAL SERVICING CLASS SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE INFORMATION PROVIDED IN THE BAR CHART AND TABLES BELOW REPRESENTS ONLY THE PERFORMANCE OF CLASS I SHARES. CLASS I SHARES AND INSTITUTIONAL SERVICING CLASS SHARES WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. HOWEVER, BECAUSE THE CLASSES DO NOT HAVE THE SAME EXPENSES, THE EXPENSE RATIO AND THE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN OF INSTITUTIONAL SERVICING CLASS SHARES WILL DIFFER FROM THE CLASS I SHARES.

(2) YEAR-TO-DATE RETURN AS OF 6/30/01 WAS 1.17% (CLASS I SHARES).

                  BEST QUARTER                             Q4/98                20.92%
                  --------------------------------------------------------------------
                  WORST QUARTER                            Q3/90                (15.57)%

AVERAGE ANNUAL TOTAL RETURN
(AS OF 12/31/00)
ALL RETURNS REFLECT REINVESTED DIVIDENDS.

                                                                        1 YEAR               5 YEARS        10 YEARS
                                                                        ------               -------        --------
DIVERSIFIED EQUITY FUND (CLASS I SHARES)                                (2.88)%              17.71%         17.20%

S&P 500 STOCK INDEX*                                                    (9.10)%              18.32%         17.45%

RUSSELL 1000 VALUE INDEX*                                                7.01%               16.90%         17.37%

*The S&P 500 Stock Index is a broad market-weighted average of U.S. blue-chip companies. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

                           AHA U.S. GROWTH EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses multiple Investment Managers that each use distinct investment styles and differing research techniques to achieve the Fund's investment objective.

The Fund normally invests at least 80% of its net assets in the equity securities of U.S. issuers, but may also invest 10% of the Fund's net assets in equity securities of non-U.S. companies. These securities include common and preferred stocks, convertible securities and warrants. The Fund may also invest up to 20% of its net assets in high quality fixed income securities, including money market instruments. High quality fixed income securities are those securities having one of the three highest ratings of Moody's or S&P.

The investment strategies of the Fund's Investment Managers will differ, but the Fund typically will invest in a company that has one or more of the following characteristics:

     - a market capitalization of at least $5 billion at the time of investment;

     - superior earnings growth prospects (relative to companies in the same industry or the market as a whole);

     -    high profitability;

     -    superior management; and

     -    a sustainable competitive advantage.

An Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or more attractive investment alternatives exist.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are listed below.

-    CREDIT RISK

-    FOREIGN SECURITIES RISK

-    GROWTH SECURITIES RISK

-    INTEREST RATE RISK

-    MANAGEMENT RISK

-    MARKET RISK

Please see "Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

Performance information is not presented for the Fund as it has not yet commenced operations. After the Fund has been in operations for a full calendar year, the Fund will provide performance information to assist investors in understanding that the Fund's return may vary and that there are possible risks associated with investing in the Fund.

                       AHA INTERNATIONAL CORE EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses multiple Investment Managers that each use distinct investment styles and differing research techniques, and each may focus on investing in certain geographic regions to achieve the Fund's investment objective.

- Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities and depository receipts of foreign issuers domiciled in developed countries (primarily Europe, the Pacific Rim and other highly-developed industrialized countries) which derive their revenues primarily from business activities conducted outside the United States. The Fund does not invest in securities of issuers domiciled in developing or "emerging" market countries. The equity securities the Fund may invest in include common and preferred stocks, convertible securities and warrants. The Fund also may invest up to 20% of its net assets in high quality fixed income securities, including money market instruments. High quality fixed income securities are those securities having one of the three highest ratings of Moody's or S&P.

- A substantial portion of the Fund's holdings will be denominated in foreign currencies and as a result, the Fund may, for hedging purposes, invest in options on foreign currencies, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on such futures contracts.

The investment strategies of the Fund's Investment Managers will differ, but the Fund typically will invest in a company that has one or more of the following characteristics:

     -    leader in its industry on a global, regional or local basis;

     - consistent and superior earnings growth (relative to companies in the same industry or the market as a whole);

     -    high profitability;

     -    superior management; and

     -    a sustainable competitive advantage.

An Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or more attractive investment alternatives exist.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are listed below.

-    CREDIT RISK

-    FOREIGN SECURITIES RISK

-    GROWTH SECURITIES RISK

-    INTEREST RATE RISK

-    MANAGEMENT RISK

-    MARKET RISK

Please see "Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

Performance information is not presented for the Fund as it has not yet commenced operations. After the Fund has been in operations for a full calendar year, the Fund will provide performance information to assist investors in understanding that the Fund's return may vary and that there are possible risks associated with investing in the Fund.

                               RISK CONSIDERATIONS

           There is no guarantee that a Fund will be able to achieve its investment objective. The value of your investment in a Fund will change with the value of the Portfolio or the underlying investments in which that Fund invests, which means that you may lose money by investing in any of the Funds. The factors that are most likely to have a material effect on a particular Fund are called the "principal investment risks" and are identified in the Fund summaries above. Each Fund may be subject to additional risks because the types of investments the Funds make may change over time.

           The risks of investing in the various Funds are summarized in the chart below. Principal investment risks are designated "P" other investment risks are designated "O."

                                         LIMITED         FULL
                                         MATURITY       MATURITY                                      U.S.
                                          FIXED          FIXED                      DIVERSIFIED      GROWTH      INTERNATIONAL
                                          INCOME         INCOME       BALANCED         EQUITY        EQUITY       CORE EQUITY
CREDIT RISK                                 P              P             P               P             P               P
CURRENCY RISK                                                                                                          P
FOREIGN SECURITIES RISK                                                                                P               P
GROWTH SECURITIES RISK                                                   P               P             P
INTEREST RATE RISK                          P              P             P                                             P
LEVERAGE RISK                               O              O             O               O             O               O
LIQUIDITY RISK                              O              O             O               O             O               O
MANAGEMENT RISK                             P              P             P               P             P               P
MARKET RISK                                 O              O             P               P             P               P
PREPAYMENT RISK                             P              P             P

           CREDIT RISK - The risk that the issuer or the guarantor of a fixed income security or the counterparty to a derivative contract, repurchase agreement or loan of a security may not be able to meet its principal and/or interest payment obligations or otherwise to honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

           CURRENCY RISK - The risk that foreign currency exchange rates will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate for many reasons, including changes in interest rates, currency controls or adverse political or economic developments.

           FOREIGN SECURITIES RISK - The risk that the prices of foreign securities, including American Depository Receipts ("ADRs"), may be more volatile than securities of U.S. issuers or securities that trade exclusively on U.S. markets due to limited availability of public information concerning foreign issuers, the use of different accounting standards, less liquidity, currency fluctuation, less favorable tax provisions, restrictions on currency transfer, expropriation or other adverse political or economic developments. To the extent a Portfolio or Fund focuses its investments in a particular currency or narrowly defined area, such as the Pacific Rim, it generally will have more exposure to regional economic risks associated with foreign investments because companies in those areas may share common characteristics and often are subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments.

           GROWTH SECURITIES RISK - The risk that an investment in the equity securities of the companies that the Investment Managers believe will experience relatively rapid earnings growth may be volatile. The values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities. Growth stocks may not perform as well as value stocks or the stock market in general.

           INTEREST RATE RISK - The risk that changing interest rates may adversely affect the value of an investment. With fixed-rate securities, an interest in prevailing interest rates typically causes the value of those securities to fall. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

           LEVERAGE RISK - The risk that downward price changes in a security may result in a loss greater than a Portfolio's or Fund's investment in the security. This risk exists through the use of certain securities or techniques (e.g., derivative securities, reverse-repurchase transactions) that tend to magnify changes in an index or market.

           LIQUIDITY RISK - The risk that particular investments may be difficult to purchase or sell, possibly preventing a sale at an advantageous time or price. Investments in foreign securities and derivatives tend to have the greatest exposure to liquidity risk.

           MANAGEMENT RISK The risk that the Investment Managers' security selections and other investment decisions might produce losses or cause the Fund or Portfolio to underperform when compared to other funds with similar investment goals. The Investment Managers' ability to choose suitable investments has a significant impact on each Fund's ability to achieve its investment objective. The Portfolios, with the exception of the Limited Maturity Fixed Income Master Portfolio, and the U.S. Growth Equity Fund and International Core Equity Fund use multiple Investment Managers. The use of multiple Investment Managers may also cause a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Portfolio's and/or the Fund's realization of capital gains.

           MARKET RISK - The risk that the value of securities will rise and fall due to factors affecting securities' markets. Market risk may affect a single issuer, a particular industry or the economy as a whole. Equity securities generally have greater price volatility than fixed income securities.

           PREPAYMENT RISK - The risk that issuers will prepay fixed-rate obligations when interest rates fall, forcing a fund to re-invest in obligations with lower interest rates than the original obligations.

                  ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

           The investment objective of each Fund is fundamental and may not be changed by the Board of Trustees without shareholder approval.

TEMPORARY DEFENSIVE INVESTMENTS

           During periods of adverse market or economic conditions, the Balanced Master Portfolio, Diversified Equity Master Portfolio, U.S. Growth Equity Fund and International Core Equity Fund may temporarily invest all or a substantial portion of their assets in high quality, fixed income securities, money market instruments, or may hold cash. Such a defensive position may prevent a Fund from meeting its investment objectives.

OTHER INVESTMENTS

           The Investment Managers may also purchase and sell certain derivative instruments such as options, futures contracts and options on futures contracts for various portfolio management purposes and may engage in various investment practices, including securities lending and the purchase of securities on a when-issued basis. These investments and practices, and their risks are described in the Statement of Additional Information.

PORTFOLIO TURNOVER

           There are no limits on portfolio turnover. Turnover may vary significantly from year to year. It is estimated that the portfolio turnover rates of the Limited Maturity Fixed Income Master Portfolio and the Full Maturity Fixed Income Master Portfolio will not exceed 350%. The turnover rates of these Portfolios reflect the effect of their policies to alter their maturity structures in response to market conditions. It is estimated that the turnover rate for the fixed income segment of the Balanced Master Portfolio will not exceed 200%, and that the portfolio turnover rate of the U.S. Growth Equity Fund, the International Core Equity Fund and the Diversified Equity Master Portfolio and the equity segment of the Balanced Master Portfolio will not exceed 150%. The Balanced Master Portfolio's assets may be shifted between fixed income and equity securities, but it is estimated that overall portfolio turnover rate of this Portfolio will not exceed 200%. Portfolio turnover may produce capital gains or losses that results in tax consequences for Fund investors. Portfolio turnover also increases transaction expenses, which reduces a Fund's return.

                                FEES AND EXPENSES

Below are the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                                                                       INSTITUTIONAL
SHAREHOLDER FEES                                                                       SERVICING
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                 I SHARES     CLASS SHARES
                                                                          --------     -------------
Maximum Sales Charge (Load) Imposed on Purchases                          None         None

Maximum Deferred Sales Charge (Load)                                      None         None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends               None         None

Exchange Fee                                                              None         None

Redemption Fee                                                            None         None

Distribution and/or Service (12b-1) Fee                                   None         0.25%

ANNUAL FUND OPERATING EXPENSES(1)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

The fees and expenses described in this table and the Examples below reflect the fees and expenses of each Fund and of the Portfolio in which certain of the Funds invest.

CLASS I SHARES

                                                                                                               U.S.        INT'L
                  EXPENSE                      LIMITED           FULL                         DIVERSIFIED     GROWTH        CORE
                                               MATURITY        MATURITY        BALANCED         EQUITY        EQUITY       EQUITY
MANAGEMENT FEES                                 0.50%           0.50%           0.75%           0.75%         0.75%        1.00%
DISTRIBUTION (12b-1) FEES                       0.00%           0.00%           0.00%           0.00%         0.00%        0.00%
OTHER EXPENSES(2)                               0.24%           0.31%           0.46%           0.16%         0.82%(3)     1.67%(3)
                                                -----           -----           -----           -----         -----        -----
TOTAL ANNUAL FUND OPERATING EXPENSES(2)         0.74%           0.81%           1.21%           0.91%         1.57%(3)     2.67%(3)
                                                =====           =====           =====           =====         =====        =====

INSTITUTIONAL SERVICING CLASS SHARES

                                                                                                              U.S.       INT'L
           EXPENSE                             LIMITED         FULL                         DIVERSIFIED      GROWTH       CORE
                                               MATURITY      MATURITY        BALANCED          EQUITY        EQUITY      EQUITY
MANAGEMENT FEES                                 0.50%         0.50%           0.75%            0.75%         0.75%       1.00%
DISTRIBUTION (12B-1) FEES                       0.25%         0.25%           0.25%            0.25%         0.25%       0.25%
SHAREHOLDER SERVICING FEE                       0.10%         0.10%           0.15%(4)         0.20%         0.20%       0.20%
OTHER EXPENSES(2)                               0.24%         0.31%           0.46%            0.16%         0.82%(3)    1.67%(3)
                                                -----         -----           -----            -----         -----       -----
TOTAL ANNUAL FUND OPERATING EXPENSES(2)         1.09%         1.16%           1.61%            1.36%         2.02%(3)    3.12%(3)
                                                =====         =====           =====            =====         =====       =====

(1)Where applicable, the total annual operating expenses for the Fund includes that Fund's and the corresponding Portfolio's expenses.

(2)CCM Advisors, LLC ("CCM Advisors"), the Funds' investment adviser, has undertaken to reimburse each Fund to the extent that the total operating expenses exceed the levels indicated below:

                                                                  EXPENSE LEVEL
                                                         (AS A % OF AVERAGE DAILY NET ASSETS)
                                                         ------------------------------------
                                                                                   INSTITUTIONAL
        FUND                                              CLASS I                  SERVICING CLASS
        ----                                              ----------------------------------------
        Limited Maturity                                  1.00%                    1.50%
        Full Maturity                                     1.00%                    1.50%
        Balanced                                          1.50%                    2.00%
        Diversified Equity                                1.25%                    1.75%
        U.S. Growth Equity                                1.75%                    1.95%
        International Core Equity                         2.00%                    2.00%

CCM Advisors or the Funds may terminate this undertaking at any time. Total operating expenses as shown in the table above do not include amounts that CCM Advisors anticipates it will reimburse the Fund pursuant to that undertaking.

(3)Because the Fund is new, the amount shown for "other expenses" is the estimated amount that the Fund will incur.

(4)The shareholder servicing fee is computed daily and paid monthly, at an annual rate of (i) 0.20% of the average daily net asset value for the equity portion of the Balanced Fund held of record by the Agent from time to time on behalf of the Agent's customers and (ii) 0.10% of the average daily net asset value for shares of the fixed income portion of Balanced Fund held of record by the Agent from time to time on behalf of the Agent's customers.

EXAMPLE: This example is intended to help you compare the cost of investing in a Fund with that of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that you earn a 5% return each year and that each Fund's operating expenses remain the same.(1)

CLASS I SHARES

                                                                                                           U.S.         INT'L
               TIME PERIOD                    LIMITED         FULL          DIVERSIFIED                   GROWTH        CORE
                                              MATURITY      MATURITY          EQUITY        BALANCED      EQUITY       EQUITY
1 YEAR                                         $  76         $    83         $    93        $   123        $ 160        $ 270
3 YEARS                                        $  37         $   259         $   290        $   384        $ 496        $ 829
5 YEARS                                        $ 411         $   450         $   504        $   665          -            -
10 YEARS                                       $ 918         $ 1,002         $ 1,120        $ 1,466          -            -

INSTITUTIONAL SERVICING CLASS SHARES

                                                                                                             U.S.        INT'L
               TIME PERIOD                     LIMITED        FULL          DIVERSIFIED                     GROWTH        CORE
                                               MATURITY      MATURITY         EQUITY        BALANCED        EQUITY       EQUITY
1 YEAR                                         $   111       $  118          $   138         $   164        $ 198        $ 315
3 YEARS                                        $   347       $  368          $   431         $   508        $ 612        $ 963
5 YEARS                                        $   601       $  638          $   745         $   876          -            -
10 YEARS                                       $ 1,329       $1,409          $ 1,635         $ 1,911          -            -

(1)Giving effect to CCM Advisors undertaking to limit each Fund's expenses, the estimated cost of investing in the International Core Equity Fund would be:

CLASS I SHARES

                                             INT'L
               TIME PERIOD                    CORE
                                             EQUITY
1 YEAR                                        $203
3 YEARS                                       $627

INSTITUTIONAL SERVICING CLASS SHARES

                                             INT'L
               TIME PERIOD                    CORE
                                             EQUITY
1 YEAR                                        $203
3 YEARS                                       $627

This example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

                             SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

           Shares of the Funds are bought and sold at net asset value. Net asset value is determined by dividing the value of a Fund's securities and other assets, less liabilities, by the number of shares outstanding. The Funds calculate their net asset value at the close of the regular trading session on the New York Stock Exchange (NYSE) on each day the NYSE is open for business that is not a bank holiday.

           Fund securities and assets are valued chiefly by quotations from the primary market in which they are traded. If quotations are not readily available, they are valued by a method that the board of directors believes reflects a fair value. The effect of this will be that net asset value will not be based on quoted prices, but on a price which the board believes reflects the current and true price of the security.

           Values of foreign securities are translated from local currencies into U.S. dollars using currency exchange rates. With respect to foreign securities traded primarily on foreign exchanges, the value of a Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares.


INVESTMENT MINIMUMS

           CLASS I SHARES

           The minimum initial investment for Class I Shares in each Fund is $100,000. There is no minimum for subsequent investments. The Funds reserve the right to change the minimum amount required to open an account or to add to an existing account without prior notice.

           INSTITUTIONAL SERVICING CLASS SHARES

           The minimum initial investment for Institutional Servicing Class Shares in each Fund is $500,000. There is no minimum for subsequent investments. The Funds reserve the right to change the minimum amount required to open an account or to add to an existing account without prior notice.

HOW TO BUY SHARES

           You may purchase shares on any day that the NYSE is open that is not a bank holiday. There are three ways to purchase shares of the Fund:

                   BY MAIL                                     BY BANK WIRE                                 THROUGH A
                                                                                                      FINANCIAL INSTITUTION/
                                                                                                      FINANCIAL PROFESSIONAL
Complete and sign an application.             Call the Fund at 1-800-445-1341,               Contact your financial institution or
                                              during business hours, to initiate your        financial professional for more
Make your check payable to:                   purchase.                                      information.

                                              Please be sure to furnish your taxpayer
AHA Investment Funds, Inc.                    identification number.                         Your financial institution or
                                                                                             financial professional may
The check must be drawn on a U.S.             Wire your funds to:                            establish higher minimum
bank. Third party and starter checks                                                         investment requirements than the
will not be accepted.                            Firstar Bank Milwaukee, N.A.                Funds and may also
                                                Account of Firstar Mutual Fund               independently charge you
Mail your completed application and                    Services, LLC                         transaction fees and additional
check to:                                          777 East Wisconsin Ave.                   amounts in return for its services.
          AHA Investment Funds, Inc.                   Milwaukee, WI
           c/o Firstar Mutual Fund                  ABA Number 075000022
                Services, LLC
                 P.O. Box 701                 For Credit to:
           Milwaukee, WI 53201-0701               AC #112-952-137

                                              Account Name:
                                                    Name of Investor

                                             Fund Name:
                                                AHA Limited Maturity Fixed Income
                                                Fund (051)
                                                AHA Full Maturity Fixed Income
                                                Fund (052)
                                                AHA Balanced Fund (054)
                                                AHA Diversified Equity Fund (053)
                                                AHA U.S. Growth Equity Fund (055)
                                                AHA International Core Equity
                                                Fund (056)

                                              The Fund does not impose charges, but your
                                              bank may impose charges for wire
                                              services.

                                              If you are opening a new account,
                                              please complete and mail the account
                                              application form to the Funds at the
                                              address listed under "By Mail."

ADDITIONAL INFORMATION ABOUT PURCHASING SHARES

- As long as the Funds receive your purchase order and Federal funds before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern
     Time), you will buy your shares at that day's net asset value. If your purchase order and federal funds are received after the close of regular trading on the NYSE, your purchase order will be executed the next business day, and you will buy your shares at the next day's net asset value.

- You will begin earning dividends on the next business day after your purchase order is executed.

- The Funds reserve the right to reject any purchase request, including a purchase request that may disrupt a Fund's operation or performance. Please call us at 1-800-445-1341 before attempting to invest a large dollar amount.

- You must certify whether you are subject to withholding for failing to report income to the Internal Revenue Service. The Funds may return investments received without a certified taxpayer identification number.

- The Funds will not issue share certificates (although share certificates have been issued in the past).

HOW TO EXCHANGE SHARES

           Shares of any Fund may be exchanged for the same class of shares of any other Fund on the basis of the respective net asset values of the Funds at the time of exchange. An exchange involves the redemption of shares of one Fund and investment of the redemption proceeds in the same class of shares of another Fund. Redemptions will, except as noted below, be made at the net asset value per share next determined after receipt of an exchange request in proper order. Shares of the Fund to be acquired will be purchased when the proceeds from redemption become available (normally on the day the request is received, but under certain circumstances up to seven days thereafter if a Fund determines to delay the payment of redemption proceeds) at the net asset value of those shares next determined after satisfaction of the purchase order requirements of the Fund whose shares are being acquired. Any gain or loss realized on an exchange is recognized for federal income tax purposes. You will not pay any sales charges when exchanging shares.

           There are three ways to exchange your shares:

                   BY MAIL                                BY TELEPHONE                                     THROUGH A
                                                                                               FINANCIAL INSTITUTION/ FINANCIAL
                                                                                                         PROFESSIONAL
Send a written request using the          You must request telephone                      Contact your financial institution or
procedures for written redemption         exchange privileges on your initial             financial professional for more
requests below.                           account application.                            information.

No signature guarantee is required.
                                          To authorize telephone exchanges                Exchange instructions must be received
If you were issued certificates for       after establishing your Fund account, send a    before 4:00 p.m. (Eastern
the shares being exchanged, the           signed written request to:                      Time).
signed certificates and completed
stock power form must accompany                    AHA Investment Funds, Inc.             Your financial institution or
your written request.                               c/o Firstar Mutual Fund               financial professional may charge
                                                         Services, LLC                    you transaction fees and additional
For further information call:                       615 East Michigan Street              amounts in return for its services.
               1-800-445-1341.                             3rd Floor
                                                      Milwaukee, WI 53202

                                          To request an exchange, call the
                                          Fund at:
                                                      1-800-445-1341

                                          Shares exchanged by telephone must
                                          have a value of $1,000 or
                                          more.

                                          Exchange instructions must be
                                          received before 4:00 p.m. (Eastern
                                          Time).

           The Funds reserve the right to modify or terminate the exchange privilege and to impose fees for and limitations on its use upon not less than sixty days written notice to shareholders.

HOW TO SELL SHARES

           You may redeem all or any portion of your shares on any day the NYSE is open and that is not a bank holiday. The Funds ordinarily will pay redemption proceeds within seven days by wire transfer of federal funds to the bank account designated on your account application. Upon request, the Funds will pay redemption proceeds by check mailed to your address of record.

           There are three ways to redeem Fund shares:

                   BY MAIL                                     BY TELEPHONE                                 THROUGH A
                                                                                                FINANCIAL INSTITUTION/ FINANCIAL
                                                                                                          PROFESSIONAL
Complete a written redemption                  You must make arrangements to               Contact your financial institution or
request.                                       redeem by telephone prior to the            financial professional for more
                                               redemption.                                 information.
Include the Fund's name, your
account number, each owner's name              Redemption requests will only be            Exchange instructions must be
and address, the dollar amount                 accepted during regular business            received before 4:00 p.m. (Eastern
or number of shares to be sold and the         hours.                                      Time).
signature of each owner as it appears
on the account.                                Please call 1-800-445-1341 for              Your financial institution or
                                               more information.                           financial professional may charge
Mail the written request to:                                                               you transaction fees and additional
                                               Please be sure to furnish your              amounts in return for its services.
      AHA Investment Funds, Inc.               taxpayer identification number.
      c/o Firstar Mutual Fund
          Services, LLC
          P.O. Box 701
     Milwaukee, WI 53201-0701

ADDITIONAL INFORMATION ABOUT SELLING SHARES

- As long as the Funds receive your redemption request in good form before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern
     Time), you will sell your shares at that day's net asset value. If the Funds receive your redemption request after the close of regular trading on the NYSE, your redemption request will be executed the next business day, and you will sell your shares at the next day's net asset value.

- Shares generally continue earning dividends until the next business day after your trade date.

- If you were issued stock certificates for your shares, you must forward the certificates and a stock power, along with your redemption request. Each must be signed on behalf of the registered shareholder or by an authorized signatory.

- The Funds require a signature guarantee when a redemption request will be payable to anyone other than the account owners of record, mailed to an address other than the address of record, or wired to a bank other than one previously authorized. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

- Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, non-profit or retirement accounts. Please call us at 1-800-445-1341 before attempting to redeem from these types of accounts.

- Generally, payment of redemption proceeds will be made to your pre-authorized bank account within seven days of receipt and processing of your redemption request. Proceeds from redemption requests made shortly after a recent purchase order by check will be distributed only after the check clears, which may take up to 15 days.

- The Funds may suspend redemptions or postpone payments of redemption proceeds for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) there are emergency circumstances as determined by the Securities and Exchange Commission; or (d) the Securities and Exchange Commission has by order permitted such suspension to protect shareholders of a Fund.

- The Funds reserve the right to pay redemptions "in kind" - payment of portfolio securities rather than cash - if the amount you are redeeming is large enough to effect a Fund's operation (limited to amounts more than $250,000 or representing more than 1% of the Fund's assets). In these cases, you might incur brokerage costs in covering the securities to cash. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

ADDITIONAL INFORMATION ABOUT TELEPHONE TRANSACTIONS

           You may give up some level of security by choosing to exchange or sell shares by telephone rather than by mail. The Funds will employ reasonable procedures to confirm that telephone instructions are genuine. If the Funds or their service providers follow these procedures, neither the Funds nor their service providers will be liable for any losses arising from unauthorized or fraudulent telephone instructions and you may be responsible for unauthorized telephone requests.

           Please verify the accuracy of each telephone transaction immediately upon receipt of confirmation statements. You may bear the risk of loss from an unauthorized telephone transaction.

           During times of drastic economic or market changes, telephone transactions may be difficult to implement. In the event that you are unable to reach the Funds by telephone, requests may be mailed or hand-delivered to the Funds c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202.

POLICY ON TRADING OF FUND SHARES

           The Funds do not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt investment management and increase Fund expenses. To promote the best interests of the Funds, each Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in CCM Advisors' opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund.

DISTRIBUTION AND SERVICE FEES

           The Funds' Distributor is Quasar Distributors, LLC (the "Distributor"). The Distributor, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is a broker-dealer registered with the Securities and Exchange Commission.

           The Institutional Servicing Class Shares of each Fund have adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that permits the Funds to pay the Distributor a monthly fee as compensation for providing services to support the sale and distribution of the Funds' shares. Over time these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Additionally, the Institutional Servicing Class Shares of each Fund may pay independent entities to perform account maintenance and shareholder servicing to Institutional Servicing Class shareholders. The fee for these services ranges from 0.10% of the daily net assets of the Fund's shares held by the agent for the Funds' fixed income products to 0.20% of the daily net assets of the Fund's shares held by the agent for the Funds' equity products. The annual service fee may equal up to 0.25% of the average net assets of the Institutional Servicing Class Shares of each Fund.

AUTOMATIC REDEMPTION OF SMALL ACCOUNTS

           The Funds reserve the right to redeem accounts having a value less than $500, unless the reduction is due to market activity. Before closing a small account, the Funds would notify you in writing and give you at least 60 days to increase the account balance. The Funds reserve the right to change the minimum needed to maintain an account at any time.


                             MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

           CCM Advisors serves as the Funds' investment adviser. Subject to the supervision of the Board of Directors, CCM Advisors is authorized to pursue the investment objective of each of the Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Balanced Fund and Diversified Equity Fund by investing substantially all of such Fund's assets in a Portfolio of the Master Fund, and as more fully described below, evaluates, selects and monitors the Investment Managers for the U.S. Growth Equity Fund, International Core
Equity Fund and the Portfolios. CCM Advisors also is the investment adviser to the Master Fund.

           CCM Advisors provides various administrative services to the Funds, including evaluating, selecting and monitoring the services provided by the Funds' service providers. CCM Advisors also provides all executive, administrative, clerical and other personnel necessary to operate the Funds and pays the salaries and other costs of employing all of these persons. The Funds do not pay CCM Advisors any fees for these services. CCM Advisors furnishes the Funds with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment. Except for those expenses that CCM Advisors assumes, including those noted above, the Funds pay for all of their own expenses.

           Each Portfolio and the U.S. Growth Equity Fund and International Core Equity Fund pays a management fee to CCM Advisors for serving as its investment adviser and providing administrative services. The fee is determined as a percentage of average daily net assets paid monthly. The following chart shows the investment advisory fees paid by each Portfolio or Fund:

           LIMITED MATURITY FIXED INCOME MASTER PORTFOLIO                                    0.50%
           FULL MATURITY FIXED INCOME MASTER PORTFOLIO                                       0.50%
           BALANCED MASTER PORTFOLIO                                                         0.75%
           DIVERSIFIED EQUITY MASTER PORTFOLIO                                               0.75%
           U.S. GROWTH EQUITY FUND                                                           0.75%
           INTERNATIONAL CORE EQUITY FUND                                                    1.00%

           CCM Advisors is majority-owned by Convergent Capital Management Inc. ("CCM"). CCM is a holding company that owns and maintains ownership interests (including majority ownership interests) in asset management firms. CCM does not provide investment advisory or related services to its affiliates, each of which operate independently of CCM, or to any clients of its affiliates. As of December 31, 2000, CCM affiliated firms managed assets for clients in excess of $13 billion. CCM Advisors is located at 190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603.

INVESTMENT MANAGERS

           CCM Advisors is responsible for the evaluation, selection and monitoring of each Portfolio's and Fund's Investment Managers. CCM Advisors selects the Investment Managers based on a variety of factors, including: investment style, performance record and the characteristics of each Investment Manager's typical investments. The assets of each multi-manager Portfolio or Fund are divided into segments and CCM Advisors is responsible for allocating the assets among the Investment Managers in accordance with their specific investment styles.

           CCM Advisors pays the fees of the Fund's Investment Managers for the services they render pursuant to investment subadvisory agreements. The Portfolios pay the fees of the Portfolio's Investment Managers. The Portfolios have obtained an exemptive order from the Securities and Exchange Commission which permits the Portfolios and CCM Advisors to enter into and materially amend the investment subadvisory agreements with the Portfolio's Investment Managers without such agreements being approved by the Portfolio's shareholders, subject only to the approval of a majority of the Portfolio's trustees who are not parties to or "interested persons" of any party to the agreement.

           The Investment Managers have no affiliation with CCM Advisors, the Funds' officers and directors or the officers and directors of the Portfolios. Each Investment Manager is principally engaged in managing institutional investment accounts and, subject to supervision by the Board of Trustees of the Portfolios and the Board of Directors of the Funds have complete discretion as to the purchase and sale of investments for its segment of the Portfolio or Fund it manages, consistent with that Portfolio's or Fund's investment objective, policies and restrictions. The Investment Managers may also serve as managers or advisers to other investment companies and other clients, including clients of CCM Advisors.

LIMITED MATURITY FIXED INCOME FUND

           The Patterson Capital Corporation ("Patterson") serves as Investment Manager to the Limited Maturity Fixed Income Master Portfolio. Patterson is located at 2029 Century Park East #2950, Los Angeles, California 90067, and is a privately held advisory organization that provides investment management services to a variety of institutions, including investment companies and employee benefit plans. As of March 31, 2001, Patterson had approximately $1.4 billion of assets under management.

           The following individuals at Patterson share primary responsibility for the Limited Maturity Fixed Income Master Portfolio:

                                  MANAGER                                       PROFESSIONAL EXPERIENCE
                        Jean M. Clark                                     Senior Vice President / Portfolio
                                                                          Manager, Patterson.

                        Joseph B. Patterson                               President, Chief Investment
                                                                          Strategist, Patterson.

FULL MATURITY FIXED INCOME FUND

           Baird Advisors serves as Investment Manager to the Full Maturity Fixed Income Master Portfolio. Baird Advisors is located at 777 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202, and is an institutional fixed income department within Robert W. Baird & Co., Inc. Baird provides management services to pension plans, non-profit organizations and individuals. As of March 31, 2001, Baird Advisors had approximately $1.5 billion of assets under management.

           The following individuals at Baird Advisors share primary responsibility for the Full Maturity Fixed Income Portfolio:

                                  MANAGER                                       PROFESSIONAL EXPERIENCE
                        Gary A. Elfe                                      Managing Director, Senior Portfolio
                                                                          Manager (since 2000) Baird Advisors;
                                                                          prior thereto, Senior Vice President,
                                                                          Senior Portfolio Manager, Firstar
                                                                          Investment Research & Management
                                                                          Company, LLC.

                                 MANAGER                                       PROFESSIONAL EXPERIENCE
                        Daniel A. Tranchita                               Senior Vice President, Senior Portfolio
                                                                          Manager (since 2000) Baird Advisors;
                                                                          prior thereto, Senior Vice President,
                                                                          Senior Portfolio Manager, Firstar
                                                                          Investment Research & Management
                                                                          Company, LLC.

BALANCED FUND

           Western Asset Management Company, Cambiar Investors, Inc. and Freeman Associates Investment Management LLC serve as Investment Managers to the Balanced Master Portfolio. Western Asset Management Company ("Western") is located at 117 East Colorado Boulevard, Pasadena, California 91105, and is an independent affiliate of Legg Mason, Inc., a publicly held financial services organization that engages through its subsidiaries in the businesses of securities brokerage, investment management, corporate and public finance and real estate services. Western's Fixed-Income team has responsibility for the management of the Balanced Master Portfolio. All portfolio's are managed on a team basis. The core investment team at Western has been together for 10 years. The average experience of the portfolio management group is 13 years. As of March 31, 2001, the firm had approximately $81 billion in assets under management for institutional clients and approximately $11.0 billion of assets under management for mutual funds.

           The following individuals at Western share primary responsibility for the Balanced Master Portfolio:

                                      MANAGER                                 PROFESSIONAL EXPERIENCE
                         James J. Flick                                   Portfolio Manager, Western
                                                                          (since 1998); prior thereto,
                                                                          Portfolio Manager,
                                                                          Transamerica Investment
                                                                          Services (1996-1998).

           Cambiar Investors, Inc. ("Cambiar") is located at 2401 East Second Avenue, Suite 400, Denver, Colorado 80206, and is a wholly owned subsidiary of United Asset Management Corporation, a publicly held company. Cambiar was organized in 1973 and provides investment management services for pension plans, foundations and endowments and high net worth individuals. As of March 31, 2001, the firm had approximately $2.2 billion of assets under management.

           The following individuals at Cambiar share primary responsibility for the Balanced Master Portfolio:

                                   MANAGER                                 PROFESSIONAL EXPERIENCE
                        Michael S. Barish                                 Director, Chairman and Chief
                                                                          Investment Officer (since Feb.
                                                                          2000); prior thereto President
                                                                          and Treasurer, Cambiar.

                        Brian M. Barish                                   President and Treasurer
                                                                          (since Feb. 2000); Director of
                                                                          Research (since Jan. 1999);
                                                                          Portfolio Manager (since Feb.
                                                                          1997); Senior Vice President
                                                                          (Jan. 1999-Jan. 2000); Vice
                                                                          President and Analyst (Feb.
                                                                          1997-Dec. 1998); Cambiar;
                                                                          prior thereto, Vice-President
                                                                          of Investment Research, Lazard
                                                                          Freres & Co. LLC.

                        Anna A. Aldrich                                   Vice President and Portfolio
                                                                          Manager (since 1999) Cambiar;
                                                                          prior thereto Global Equity
                                                                          Analyst, Bankers Trust Company.

                        Maria L. Azari                                    Vice President and Portfolio
                                                                          Manager (since 1999); Securities
                                                                          Analyst (since 1997), Cambiar;
                                                                          prior thereto Investment Analyst,
                                                                          Eaton Vance.

                        Michael J. Gardner                                Vice President and Portfolio
                                                                          Manager, Cambiar.


                     Freeman Associates Investment Management LLC ("Freeman") is located at 16236 San Dieguito Road Suite 2-20, P.O. Box 9210, Rancho Santa Fe, California 92067, and is a privately held company that is controlled by John D. Freeman. Formerly known as the Investment Research Company, the firm was organized in 1985 and provides investment management services to institutions, retirement plans, and non-profit organizations. As of March 31, 2001, the firm had approximately $2.0 billion of assets under management.

           The following individuals at Freeman share primary responsibility for the Balanced Master Portfolio:

                                   MANAGER                                 PROFESSIONAL EXPERIENCE
                        John D. Freeman                                   President, Freeman (since
                                                                          1996); prior thereto,
                                                                          Portfolio Manager, Martingale
                                                                          Asset Management.

                        Jeffrey Norman                                    Senior Vice President (since
                                                                          1999), Freeman; Risk
                                                                          Manager, ZAIS Group )(1997-
                                                                          1999); prior thereto, Risk
                                                                          Manager, Trader, Mariner
                                                                          Investment Group.

DIVERSIFIED EQUITY FUND

           Cambiar and Freeman serve as Investment Managers to the Diversified Equity Master Portfolio. See the descriptions under the Balanced Fund in this section for information regarding Cambiar and Freeman and the individuals who share primary responsibility for the Diversified Equity Master Portfolio.

U.S. GROWTH EQUITY FUND

           [TO COME]

           _____________ serve as Investment Managers to the Portfolio.
_____________is located at and is _________________ . As of _________, 2001, the
firm had approximately $[X] billion of assets under management.

           The following individuals at ____________ share primary responsibility for the Portfolio:


INTERNATIONAL CORE EQUITY FUND

           [TO COME]
           _____________ serve as Investment Managers to the Portfolio.
_____________is located at and is _________________ . As of _________, 2001, the
firm had approximately $[X] billion of assets under management.

           The following individuals at ____________share primary responsibility for the Portfolio:

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

           The Funds distribute to shareholders virtually all of their net income (interest less expenses). It is expected that dividends from net investment income will be declared and paid on the following schedule:

     DECLARED                          PAYABLE                                                FUNDS
Daily               Last day of each month.                           Limited Maturity Fixed Income Fund and
                                                                      Full Maturity Fixed Income Fund

Quarterly           Mid:  March, June, September, and                 Balanced Fund; Diversified Equity Fund; U.S. Growth
                    December                                          Equity Fund; and International
                                                                      Core Equity Fund

           A Fund may realize capital gains from time to time when it sells securities. Capital gains will be distributed annually. Dividends and other distributions will be automatically reinvested in more shares of your Fund unless you request otherwise.

TAXES

           The Fund will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following:

     - The tax status of any distribution is the same regardless of how long you have held shares of the Fund and whether you reinvest in additional shares of the Fund or take the distribution in cash.

     - Distributions declared in December -- if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

     - Any dividends received by you are taxable to you as ordinary income for federal income tax purposes.

     - Dividend distributions that you receive may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. Treasury may be exempt from state and local taxes. The Fund will notify you each year concerning how much, if any, of your dividends may qualify for this exemption.

       By law, the Fund must withhold a percentage of any taxable distributions or redemptions from your account if you do not:

     -    provide us with your correct taxpayer identification;

     -    certify that your taxpayer identification is correct; and

     -    confirm that you are not subject to backup withholding.

The backup withholding percentage is currently 30.5% and will decrease to 30% in 2002 and 2003, 29% in 2004 and 2005, and 28% thereafter until 2011, when the percentage will revert to 31% unless amended by Congress.

           The Fund must withhold taxes from your account if the IRS instructs us to do so.

           If a dividend distribution mailed to your address of record is returned as undeliverable, the Fund will automatically reinvest all future distributions until you provide us with a valid mailing address.

           The discussion set forth above regarding federal and state income taxation is included for general information only. You should consult your tax advisor concerning the federal and state tax consequences of an investment in the Fund.

                              FINANCIAL HIGHLIGHTS

           The following tables are intended to help you understand each Fund's financial performance since it began operations as it relates to Class I Shares (not Institutional Servicing Class Shares). Certain information reflects financial results for a single Class I Share. Because Institutional Servicing Class Shares have not previously been issued, similar information does not exist for them. Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. This information has been audited by Arthur Andersen LLP, independent accountants, whose report, along with each Fund's financial statements, is included in the annual report and the Statement of Additional Information, which are available upon request. For each year shown, all information is for the year ended June
30. Financial highlights information is not presented for U.S. Growth Equity Fund or International Core Equity Fund because those Funds have not yet commenced operations.

LIMITED MATURITY FIXED INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR             YEAR          YEAR          YEAR          YEAR           YEAR
                                                         ENDED         ENDED         ENDED         ENDED          ENDED
                                                        6/30/01       6/30/00       6/30/99       6/30/98        6/30/97
                                                       [TO COME]
NET ASSET VALUE, BEGINNING OF PERIOD..................                $ 10.20      $  10.22      $  10.16      $  10.12

Income From Investment Operations:

           Net investment income......................                   0.58          0.53          0.60          0.61

           Net realized and unrealized gain
           (loss) on investments and futures..........                  (0.09)        (0.02)         0.06          0.04

TOTAL INCOME FROM INVESTMENT OPERATIONS...............                   0.49          0.51          0.66          0.65

Distributions paid to shareholders:

           Net investment income......................                  (0.58)        (0.53)        (0.60)        (0.61)

           Net realized capital gain (loss)...........                   0             0             0             0

Total Distributions...................................                  (0.58)        (0.53)        (0.60)        (0.61)

NET ASSET VALUE, END OF PERIOD........................                $ 10.11      $  10.20      $  10.22      $  10.16

Total Return..........................................                   4.37%         4.59%         6.11%         6.03%

           Ratios/Supplemental Data:

           Net Assets, End of Period (thousands)......                $85,813      $104,675      $129,717      $141,023

           Ratio of Expenses to Average Net...........                   0.14%         0.12%         0.12%         0.12%
           Assets(B)

           Ratio of Net Investment Income to
           Average Net Assets(B)......................                   5.70%         5.30%         5.92%         6.04%

           Turnover Rate..............................                 161.89%       176.78%       144.97%       121.70%

-----------
(A) Total Return on Net Asset Value is net of the standard management fee of 0.50%.

(B) Ratios include all standard management fees and expenses except for the program services fee.

FULL MATURITY FIXED INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR             YEAR          YEAR          YEAR          YEAR           YEAR
                                                         ENDED         ENDED         ENDED         ENDED          ENDED
                                                        6/30/01       6/30/00       6/30/99       6/30/98        6/30/97
                                                       [TO COME]
NET ASSET VALUE, BEGINNING OF PERIOD..................                $  9.85       $ 10.18       $  9.79       $  9.63

Income From Investment Operations:

      Net investment income...........................                   0.64          0.60          0.64          0.65

      Net realized and unrealized gain (loss) on
      investments and futures.........................                  (0.17)        (0.33)         0.39          0.16

TOTAL INCOME FROM INVESTMENT OPERATIONS...............                   0.47          0.27          1.02          0.81

Distributions paid to shareholders:

      Net investment income...........................                  (0.64)        (0.60)        (0.64)        (0.65)

      Net realized capital gain (loss)................                   0             0             0             0

Total Distributions...................................                  (0.64)        (0.60)        (0.64)        (0.65)

NET ASSET VALUE, END OF PERIOD........................                $  9.68       $  9.85       $ 10.18       $  9.79

Total Return..........................................                   4.41%         2.11%        10.20%         8.09%

      Ratios/Supplemental Data:

      Net Assets, End of Period (thousands)...........                $78,188       $73,420       $71,829       $50,796

      Ratio of Expenses to Average Net Assets(B)......                   0.17%         0.16%         0.17%         0.21%

      Ratio of Net Investment Income to
      Average Net Assets(B)...........................                   6.55%         5.90%         6.19%         6.63%

      Turnover Rate...................................                 211.40%       273.61%       178.52%       304.93%

-----------
(A) Total Return on Net Asset Value is net of the standard management fee of 0.50%.

(B) Ratios include all standard management fees and expenses except for the program services fee.

BALANCED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                 YEAR          YEAR          YEAR          YEAR         YEAR
                                                            ENDED         ENDED         ENDED         ENDED        ENDED
                                                           6/30/01       6/30/00       6/30/99       6/30/98      6/30/97
                                                          [TO COME]
NET ASSET VALUE, BEGINNING OF PERIOD..................                   $ 14.69       $ 14.61      $ 14.86      $ 13.38

Income From Investment Operations:

           Net investment income......................                      0.37          0.36         0.41         0.37

           Net realized and unrealized gain (loss)
           on investments and futures.................                      0.26          1.45         2.01         2.65

TOTAL INCOME FROM INVESTMENT OPERATIONS...............                      0.63          1.81         2.42         3.02

Distributions paid to shareholders:

           Net investment income......................                     (0.37)        (0.36)       (0.44)       (0.39)

           Net realized capital gain (loss)...........                     (2.51)        (1.37)       (2.23)       (1.15)

Total Distributions...................................                     (2.88)        (1.73)       (2.67)       (1.54)


NET ASSET VALUE, END OF PERIOD........................                   $ 12.44       $ 14.69      $ 14.61      $ 14.86

Total Return..........................................                      3.99%        13.10%       16.79%       23.23%

      Ratios/Supplemental Data:

      Net Assets, End of Period (thousands)...........                   $48,936       $63,301      $59,360      $52,137

      Ratio of Expenses to Average Net Assets(B)
      ................................................                      0.24%         0.18%        0.18%        0.23%
      Ratio of Net Investment Income to
      Average Net Assets(B)...........................                      2.58%         2.55%        2.86%        2.81%

      Turnover Rate...................................                    169.10%       206.43%      169.04%      173.60%

-----------
(A) Total Return on Net Asset Value is net of the standard management fee of 0.75%.

(B) Ratios include all standard management fees and expenses except for the program services fee.

DIVERSIFIED EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                 YEAR          YEAR          YEAR          YEAR         YEAR
                                                            ENDED         ENDED         ENDED         ENDED        ENDED
                                                           6/30/01       6/30/00       6/30/99       6/30/98      6/30/97
                                                          [TO COME]
NET ASSET VALUE, BEGINNING OF PERIOD..................                  $  22.15      $  20.37      $ 20.72      $ 17.59

Income From Investment Operations:

           Net investment income......................                      0.24          0.29         0.32         0.34

           Net realized and unrealized gain (loss)
           on investments and futures.................                      1.05          3.42         4.14         5.18

TOTAL INCOME FROM INVESTMENT OPERATIONS...............                      1.29          3.71         4.46         5.52

Distributions paid to shareholders:

           Net investment income......................                     (0.24)        (0.29)       (0.32)       (0.34)

           Net realized capital gain (loss)...........                     (2.16)        (1.64)       (4.49)       (2.05)

Total Distributions...................................                     (2.40)        (1.93)       (4.81)       (2.39)


NET ASSET VALUE, END OF PERIOD........................                  $  21.04      $  22.15      $ 20.37      $ 20.72

Total Return..........................................                      5.28%        18.90%       24.05%       32.97%

      Ratios/Supplemental Data:

      Net Assets, End of Period (thousands)...........                  $131,786      $126,892      $85,736      $70,590

      Ratio of Expenses to Average Net Assets(B)
      ................................................                      0.11%         0.10%        0.14%        0.17%

      Ratio of Net Investment Income to
      Average Net Assets(B)...........................                      1.11%         1.43%        1.51%        1.83%

      Turnover Rate...................................                     66.84%        74.35%       65.82%       67.31%

-----------
(A) Total Return on Net Asset Value is net of the standard management fee of 0.75%.

(B) Ratios include all standard management fees and expenses except for the program services fee.

                             MASTER/FEEDER STRUCTURE

           Unlike mutual funds that directly acquire and manage their own portfolio of securities, the Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Balanced Fund and Diversified Equity Fund are each a "feeder fund" in a "master/feeder" structure (the "Feeder Funds"). This means that each Feeder Fund invests its assets in a larger "master" portfolio of securities, which has investment objectives and policies substantially similar to those of the Feeder Fund and each Feeder Fund bears its corresponding Portfolio's expenses in proportion to the amount of assets it invests in the corresponding Portfolio. Each Feeder Fund can set its own transaction minimums, fund-specific expenses and conditions. The investment performance of each Feeder Fund depends on the investment performance of the Portfolio. If the investment policies of the Feeder Fund and the Portfolio become inconsistent, the Board of Directors may determine to withdraw its assets from the Portfolio if it believes doing so is in the best interest of the Feeder Fund and its shareholders. If the Board withdraws assets of the Feeder Fund, it would then consider whether that Feeder Fund should invest in another master portfolio or take other actions.

           The Board of Directors has the authority to convert the U.S. Growth Equity Fund and International Core Equity Fund to feeder funds in a master/feeder structure. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs, however there can be no assurance that these potential benefits will be realized.

           For more information on the master/feeder structure, see the Statement of Additional Information.

                              FOR MORE INFORMATION

           More information about the Funds is available free upon request:

SHAREHOLDER REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The Funds' annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus.

                              TO OBTAIN INFORMATION

To obtain free copies of the annual, semi-annual report or the SAI or to discuss questions about the Funds:

BY TELEPHONE  - 1-800-445-1341

BY MAIL

AHA Investment Funds, Inc.
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

BY INTERNET

www.ahafunds.org

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Free text only versions of the annual report, semi-annual report and the SAI are available on the EDGAR Database on the SEC's Internet web-site, http://www.sec.gov. You can also obtain copies of this information, after paying a duplication fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


Investment Company Act File Number 811-05534.

                            AHA U.S. GOVERNMENT MONEY
                                  MARKET FUND







                               P R O S P E C T U S
                                November 1, 2001






                      190 South LaSalle Street, Suite 2800
                             Chicago, Illinois 60603


                                 ---------------


Be sure to read this prospectus before you invest and retain it for future reference. This prospectus presents essential facts about the Fund, including investment strategies, management fees and services available to you as an investor.

The Securities and Exchange Commission has not approved or disapproved of the Fund's shares or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 ---------------

                                TABLE OF CONTENTS

                                                               PAGE

OBJECTIVE AND STRATEGY........................................   1
PRINCIPAL INVESTMENT RISKS....................................   1
FUND PERFORMANCE..............................................   2
FEES AND EXPENSES.............................................   2
ORGANIZATION AND MANAGEMENT OF THE FUND.......................   3
PRICING OF FUND SHARES........................................   4
SHAREHOLDER INFORMATION.......................................   5
         How to Buy Shares....................................   5
         How to Sell Shares...................................   6
         Exchanging Shares....................................   8
DIVIDENDS, DISTRIBUTIONS AND TAXES............................   8
MASTER/FEEDER FUND STRUCTURE..................................  10

                             OBJECTIVE AND STRATEGY

INVESTMENT OBJECTIVE

         The Fund seeks to provide as high a level of current income from government obligations as is consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGY

         The Fund invests exclusively in high-quality, short-term money market instruments issued by the U.S. government, its agencies or instrumentalities and repurchase agreements backed by those securities.

         The Fund seeks to maintain a stable net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments, with a dollar-weighted average maturity of 90 days or less.

                           PRINCIPAL INVESTMENT RISKS

         An investment in the Fund is subject to risks. There can be no assurance that the Fund will achieve its investment objective. The ability of the Fund's investment adviser, CCM Advisors, LLC ("CCM Advisors") and the Fund's subadviser, _____________, to choose suitable investments for the Fund may have a significant impact on the Fund's ability to achieve its investment objective. In pursuing its investment objective, the Fund also assumes the following risks:

         CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. While credit risk should be low for the Fund because it invests in U.S. Government money market instruments, an investment in the Fund is not risk-free.

         RISK OF REPURCHASE AGREEMENTS. The Fund could lose money if an issuer or a party to a repurchase contract defaults. Some securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities have an additional line of credit with the U.S. Treasury. There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities. A portfolio investment default could cause the Fund's share price or yield to fall.

         AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO MAINTAIN THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                FUND PERFORMANCE

         Performance information is not presented because the Fund has not yet commenced operations. After the Fund has been in operation for a full calendar year, the Fund will provide information to investors to assist them in understanding that the Fund's performance may vary and that there are possible risks associated with investing in the Fund. However, past performance does not necessarily indicate how the Fund will perform in the future.

                                FEES AND EXPENSES


         This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                   Maximum Sales Charge (Load) Imposed On Purchases     None

                   Maximum Deferred Sales Charge (Load)                 None

                   Maximum Sales Charge (Load) Imposed on
                   Reinvested Dividends                                 None

                   Exchange Fee                                         None

                   Redemption Fee                                       None

                    ESTIMATED ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

          Management Fees                                       0.10

          Distribution /or Service (12b-1) Fees                 None

          Other Expenses                                        0.65(1)
                                                                 ----

          Total Annual Fund Operating Expenses                  0.75(1)

(1) Because the Fund is new, the amount shown for "other expenses" is the estimated amount that the Fund will incur. CCM Advisors has undertaken to reimburse the Fund to the extent that the Fund's total operating expenses exceed 0.75% of its average daily net assets. CCM Advisors or the Fund may terminate this undertaking at any time. Total operating expenses as shown in the table above do not include amounts that CCM Advisors anticipates it will reimburse the Fund pursuant to that undertaking.

EXPENSE EXAMPLE

         The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that operating expenses remain constant.

                           1 YEAR          3 YEARS
                           ------          -------
                            $77              $240

         This example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.


                     ORGANIZATION AND MANAGEMENT OF THE FUND

ORGANIZATION

         The Fund is a series of AHA Investment Funds, Inc., (the "AHA Funds") an open-end management investment company with multiple series. Its shares are offered primarily to participants in the American Hospital Association Investment Program and member hospitals of the American Hospital Association as well as institutions and organizations engaged in the healthcare industry, including employee benefit plans and hospital insurance funds.

INVESTMENT ADVISER

         CCM Advisors serves as the Fund's investment adviser. Subject to the supervision of the Fund's Board of Directors, CCM Advisors provides various services to the AHA Funds, including developing investment programs, recommending subadvisers to the Board of Directors and shareholders and allocating assets among subadvisers. CCM Advisors also oversees the day-to-day operations of the Fund and supervises, monitors and evaluates the services provided by the Fund's service providers.

         CCM Advisors provides all executive, administrative, clerical and other personnel necessary to operate the Fund and pays the salaries and other costs of employing all of these persons. CCM Advisors furnishes the Fund with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment. Except for those expenses that CCM Advisors assumes, including those noted above, the Fund pays for all of its own expenses.

         The Fund pays CCM Advisors a monthly fee computed based upon an annual rate of 0.10% of the Fund's average daily net assets.

         CCM Advisors is majority-owned by Convergent Capital Management Inc. ("CCM"). CCM is a holding company that owns and maintains ownership interests (including majority ownership interests) in asset management firms. CCM does not provide investment advisory or related services to its affiliates, each of which operate independently of CCM, or to any clients of its affiliates. As of December 31, 2001, CCM affiliated firms managed assets for clients in excess of $13 billion. CCM Advisors is located at 190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603.

SUBADVISER OF THE FUND

         CCM Advisors has entered into a subadvisory agreement with ___________ (the "Subadviser") to manage the Fund's investment portfolio on a day-to-day basis. The Subadviser manages the Fund's investments and is responsible for making all investment decisions and placing orders to purchase and sell securities for the Fund. Subject to the oversight of CCM Advisors and the Board of Directors, the Subadviser has complete discretion as to the purchase and sale of investments for the Fund consistent with the Fund's investment objective, policies and restrictions.

         [Information on Subadviser to come.]

         CCM Advisors pays the Subadviser a monthly fee computed on an annual rate of 0.08% of the Fund's average daily net assets.

         The following employees of the Subadviser are primarily responsible for the day-to-day investment management of the Fund.

PORTFOLIO MANAGERS

         [Information on Portfolio Managers to come.]

                             PRICING OF FUND SHARES

         Shares of the Fund are bought and sold at net asset value. Net asset value is determined by dividing the value of the Fund's securities and other assets, less liabilities, by the number of shares outstanding.

         The Fund calculates its net asset value on each day that the New York Stock Exchange (NYSE) is open for business and that is not a bank holiday. The net asset value is calculated 4:00 p.m., Eastern Time. However, on any day, when the trading markets for U.S. Government securities close early, net asset value will be determined as of that earlier closing time.

         In the Fund's attempt to maintain stable net asset value of $1.00 per share, securities held by the Fund are valued at amortized cost, which is approximately equal to market value.

SHAREHOLDER INFORMATION

HOW TO BUY SHARES

         Shares of the Fund are available primarily to participants in the American Hospital Association Investment Program and member hospitals of the American Hospital Association as well as institutions and organizations engaged in the healthcare industry, including employee benefit plans and hospital insurance funds.

         The Fund requires a minimum investment of $100,000 to open a Fund account, and a minimum investment of $25,000 to add to an account. The Fund reserves the right to change the minimum amount required to open an account or to add to an existing account without prior notice. The Fund reserves the right to wave the minimums at any time.

         You may purchase shares on any day that the NYSE is open that is not a bank holiday. There are two ways to purchase shares of the Fund:

          BY MAIL                                         BY WIRE
          -   Complete and sign an application.           -   Call the Fund at 1-800-445-1341,
                                                              during business hours, to initiate your
          -   Make your check payable to:                     purchase.
          AHA U.S. Government Money Market
          Fund. The check must be drawn on a              -   Please be sure to furnish your taxpayer
          U.S. bank. Third party and starter                  identification number.
          checks will not be accepted.
                                                          -   Wire your funds to:
          -   Mail your completed application and
              check to:                                   Firstar Bank Milwaukee, N.A.
                                                          Account of Firstar Mutual Fund Services,
          AHA Investment Funds, Inc.                      LLC
          c/o Firstar Mutual Fund Services, LLC           777 East Wisconsin Ave.
          P.O. Box 701,                                   Milwaukee, WI
          Milwaukee, WI 53201-0701                        ABA Number 075000022
                                                          For Credit to AC #112-952-137
                                                          Account Name: Name of Investor
                                                          Fund Name: AHA U.S. Government Money
                                                          Market Fund

                                                          -   The Fund does not impose charges, but
                                                              your bank may impose charges.

ADDITIONAL INFORMATION ABOUT PURCHASING SHARES

- As long as the Fund receives your purchase order and Federal funds in the amount of your purchase order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time), you will buy your shares at that day's net asset value. If your purchase order and federal funds are received after the close of regular trading on the NYSE, your purchase order will be executed the next business day, and you will buy your shares at the next day's net asset value. You will begin earning dividends on the next business day after your purchase order is executed.

- The Fund reserves the right to reject any purchase request, including a purchase request that may disrupt the Fund's operation or performance. Please call us at 1-800-445-1341 before attempting to invest a large dollar amount.

- You must certify whether you are subject to withholding for failing to report income to the Internal Revenue Service. The Fund may return investments received without a certified taxpayer identification number.

-    The Fund will not issue share certificates.

HOW TO SELL SHARES

         You may redeem some or all of your shares on any day the NYSE is open and that is not a bank holiday. The Fund ordinarily will pay redemption proceeds within seven days by wire transfer of federal funds to the bank account designated on your account application. Upon request, the Fund will pay redemption proceeds by check mailed to your address of record. There are two ways to redeem Fund shares:

          BY MAIL                                         BY TELEPHONE
          -   Complete a written redemption               -   You must make arrangements to
              request including: the Fund's name,             redeem by telephone prior to the
              your account number, each owner's               redemption. Redemption requests will
              name and address, the dollar amount             only be accepted during regular
              or number of shares to be sold and              business hours. Please call
              the signature of each owner as it               1-800-445-1341 for more information.
              appears on the account.
                                                          -   Please be sure to furnish your taxpayer
          -   Mail the written request to:                    identification number.

          AHA Investment Funds, Inc.
          c/o Firstar Mutual Fund Services, LLC
          P.O. Box 701
          Milwaukee, WI 53201-0701

ADDITIONAL INFORMATION ABOUT SELLING SHARES

- As long as the Fund receives your redemption order in good form before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time), you will sell your shares at that day's net asset value. If the Fund receives your redemption order after the close of regular trading on the NYSE, your redemption order will be executed the next business day, and you will sell your shares at the next day's net asset value.

- Shares generally continue earning dividends until the next business day after your trade date.

- The Fund requires a signature guarantee when a redemption request is payable to anyone other than the account owners of record, to be mailed to an address other than the address of record, or to be wired to a bank other than one previously authorized. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

- Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, non-profit or retirement accounts. Please call us at 1-800-445-1341 before attempting to redeem from these types of accounts.

- Generally, payment of redemption proceeds will be made to your pre-authorized bank account within seven days of receipt and processing of your redemption request. Proceeds from redemption requests made shortly after a recent purchase order by check will be distributed only after the check clears, which may take up to 15 days.

- The Fund may suspend redemptions or postpone payments of redemption proceeds for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) there are emergency circumstances as determined by the Securities and Exchange Commission; or (d) the Securities and Exchange Commission has by order permitted such suspension to protect shareholders of the Fund.

- The Fund reserves the right to pay redemptions "in kind" - payment of portfolio securities rather than cash - if the amount you are redeeming is large enough to effect the Fund's operation (limited to amounts more than $250,000 or representing more than 1% of the Fund's assets). In these cases, you might incur brokerage costs in covering the securities to cash. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

AUTOMATIC REDEMPTION OF SHARES IN SMALLER ACCOUNTS

         The Fund reserves the right to redeem accounts having a value less than $25,000, unless the reduction is due to market activity. Before closing a small account, the Fund would notify you in writing and give you at least 60 days to increase the balance. The Fund reserves the right to change the minimum needed to maintain an account at any time.

EXCHANGING SHARES

         Participants in the American Hospital Association Investment Program may exchange their shares of the Fund for Class I Shares of any other series of AHA Funds. Exchanges must be in the amount of $25,000 or more. The price of shares exchanged is determined at the end of that day's trading session. The Fund reserves the right to modify or terminate the exchange privilege and to impose fees for and limitations on its use. If the Fund finds it necessary to do either, it will try to notify you in advance.

TELEPHONE TRANSACTIONS

         You may give up some level of security by choosing to sell shares by telephone rather than by mail. The Fund will employ reasonable procedures to confirm that telephone instructions are genuine. If the Fund or its service provider follows these procedures, the Fund or its service provider will not be liable for any losses arising from unauthorized or fraudulent telephone instructions and you may be responsible for unauthorized telephone requests.

         Please verify the accuracy of each telephone transaction immediately upon receipt of confirmation statements. You may bear the risk of loss from an unauthorized telephone transaction.

         During times of drastic economic or market changes, telephone redemption may be difficult to implement. In the event that you are unable to reach the Fund by telephone, requests may be mailed or hand-delivered to the Fund c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202.

FOR MORE INFORMATION ON ANY OF THE FUND'S SHAREHOLDER SERVICES, PLEASE CALL
_______________.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

         The Fund distributes to shareholders virtually all of its net income (interest less expenses). The Fund's dividends accrue daily and are paid monthly. The Fund may realize capital gains from time to time when it sells securities. Capital gains will be distributed annually. The Fund automatically reinvests your dividends and distributions in more shares of the Fund, unless you request otherwise.

TAXES

         The Fund will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following:

          - The tax status of any distribution is the same regardless of how long you have held shares of the Fund and whether you reinvest in additional shares of the Fund or take the distribution in cash.

          - Distributions declared in December -- if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

          - Any dividends received by you are taxable to you as ordinary income for federal income tax purposes.

          - Dividend distributions that you receive may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. Treasury may be exempt from state and local taxes. The Fund will notify you each year concerning how much, if any, of your dividends may qualify for this exemption.

GENERAL INFORMATION

         By law, the Fund must withhold a percentage of any taxable distributions or redemptions from your account if you do not:

         -   provide us with your correct taxpayer identification;

         -   certify that your taxpayer identification is correct; and

         -   confirm that you are not subject to backup withholding.

This backup withholding percentage is currently 30.5% and will decrease to 30% in 2002 and 2003, 29% in 2004 and 2005, and 28% thereafter until 2011, when the percentage will revert to 31% unless amended by Congress.

         The Fund must withhold taxes from your account if the IRS instructs us to do so.

         If a dividend distribution mailed to your address of record is returned as undeliverable, the Fund will automatically reinvest all future distributions until you provide us with a valid mailing address.

         The discussion set forth above regarding federal and state income taxation is included for general information only. You should consult your tax advisor concerning the federal and state tax consequences of an investment in the Fund.

                          MASTER/FEEDER FUND STRUCTURE

         The Board of Directors has the authority to convert the Fund to a "feeder" fund in a master/feeder fund structure in which the Fund, instead of investing all of its assets directly in portfolio securities, would pursue its investment objective by investing all of its investable assets in a separate "master" fund having the same investment objective and substantially the same investment restrictions as the Fund. Other funds with similar objectives and restrictions could also invest in the same master fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs, however there can be no assurance that these benefits will be realized.

                              FOR MORE INFORMATION

         More information about the Fund is available free upon request:

         SHAREHOLDER REPORTS - Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

         STATEMENT OF ADDITIONAL INFORMATION (SAI) - The SAI provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus.



                              TO OBTAIN INFORMATION

         To obtain free copies of the annual, semi-annual report or the SAI or to discuss questions about the Fund:

         BY TELEPHONE - 1-800-445-1341

         BY MAIL - AHA Investment Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701

         BY INTERNET - www.ahafunds.org

         Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Free text only versions of the annual report, semi-annual report and the SAI are available on the EDGAR Database on the SEC's Internet web-site, http://www.sec.gov. You can also obtain copies of this information, after paying a duplication fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


Investment Company Act File Number 811-05534.

                           AHA INVESTMENT FUNDS, INC.

                     AHA LIMITED MATURITY FIXED INCOME FUND
                       AHA FULL MATURITY FIXED INCOME FUND
                                AHA BALANCED FUND
                           AHA DIVERSIFIED EQUITY FUND
                           AHA U.S. GROWTH EQUITY FUND
                       AHA INTERNATIONAL CORE EQUITY FUND

                                 CLASS A SHARES
                                 CLASS I SHARES
                      INSTITUTIONAL SERVICING CLASS SHARES





                       STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 2001





                      190 South LaSalle Street, Suite 2800
                             Chicago, Illinois 60603
                                  800-445-1341

AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund, AHA Balanced Fund, AHA Diversified Equity Fund, AHA U.S. Growth Equity Fund and AHA International Core Equity Fund (each, a "Fund," together, the "Funds") are series of AHA Investment Funds, Inc. (the "AHA Funds"). This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of the Funds dated November 1, 2001 and any supplement to the prospectus. No information is incorporated by reference into this SAI. You may obtain a copy of the prospectus without charge by calling (800) 445-1341, by writing to AHA Funds, or by accessing the AHA Funds website at www.ahafunds.org.

                                TABLE OF CONTENTS

                                                                  PAGE
GENERAL INFORMATION AND HISTORY................................     1

INVESTMENT STRATEGIES..........................................     1

INVESTMENT RESTRICTIONS........................................    13

DIRECTORS AND OFFICERS.........................................    15

CONTROL PERSONS/PRINCIPAL SHAREHOLDERS.........................    19

INVESTMENT MANAGEMENT..........................................    22

DISTRIBUTOR....................................................    25

DISTRIBUTION AND SHAREHOLDER SERVICE PLANS.....................    25

CODE OF ETHICS.................................................    26

PORTFOLIO TRANSACTIONS.........................................    27

PORTFOLIO TURNOVER.............................................    30

DETERMINATION OF NET ASSET VALUE...............................    30

PERFORMANCE INFORMATION........................................    31

PURCHASES AND REDEMPTIONS OF SHARES............................    34

SHARES.........................................................    35

THE PROGRAM....................................................    36

TAXES..........................................................    37

MASTER/FEEDER STRUCTURE........................................    38

OTHER INFORMATION..............................................    40

APPENDIX.......................................................   A-1

                         GENERAL INFORMATION AND HISTORY

The AHA Funds is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The AHA Funds was incorporated on March 14, 1988 under the laws of Maryland and currently is comprised of seven funds, six of which (each, a "Fund," and collectively the "Funds"), are covered in this Statement of Additional Information ("SAI"). The AHA U.S. Government Money Market Fund is offered through a separate prospectus and SAI.

The Funds currently offer three separate classes of shares, Class A Shares, Class I Shares and Institutional Servicing Class Shares. Class A Shares are offered primarily to professionals and organizations engaged in the healthcare industry, including employee benefit plans and hospital insurance funds of such organizations. Class A Shares are offered through the Fund's distributor, broker-dealers, banks, and other financial intermediaries and are subject to a front-end sales charge. Class I Shares and Institutional Servicing Class Shares are currently offered only to participants in the American Hospital Association Investment Program, member hospitals of the American Hospital Association ("AHA"), as well as their affiliated organizations and organizations within the healthcare industry and are not available to individuals. Class I and Institutional Servicing Class shares are offered through the Funds' Distributor without any sales charge. Class A and Institutional Servicing Class Shares are subject to a 12b-1 fee and Institutional Servicing Class Shares also pay a shareholder servicing fee.

The Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Balanced Fund and Diversified Equity Fund each invests substantially all of its assets in a separate portfolio of the CCM Advisors Funds (the "Master Fund"), a corresponding registered, diversified open-end management investment company consisting of multiple portfolios, six of which have the same investment objective as a corresponding Fund (each a "Portfolio," collectively the "Portfolios"). The Master Fund was organized on December 27, 2000 as a business trust under the laws of the State of Delaware.


                              INVESTMENT STRATEGIES

The Portfolios, U.S. Growth Equity Fund and International Core Equity Fund use various investment techniques to achieve their investment objectives. By investing in the Portfolios, the Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Balanced Fund and Diversified Equity Fund will have an indirect investment interest in some or all of the types of securities described below.

SHORT TERM INVESTMENTS

Each of the Portfolios, the U.S. Growth Equity Fund and International Core Equity Fund may invest in a variety of short-term debt securities ("money market instruments"), including instruments issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities") and repurchase agreements for such securities. Money market instruments are generally considered to be debt securities having remaining maturities of approximately one year or less. Other types of money market instruments include:

certificates of deposit, bankers' acceptances, commercial paper, letters of credit, short-term corporate obligations, and the other obligations discussed below.

It is currently anticipated that the short-term investments in bank obligations (including certificates of deposit, bankers' acceptances, time deposits and letters of credit) will be limited to: (1) obligations of U.S. commercial banks and savings institutions having total assets of $1 billion or more, and instruments secured by such obligations, including obligations of foreign branches of U.S. banks and (2) similar obligations of foreign commercial banks having total assets of $1 billion or more or their U.S. branches which are denominated in U.S. dollars. Obligations of foreign banks and their U.S. branches are subject to the additional risks of the types generally associated with investment in foreign securities. SEE "FOREIGN SECURITIES." Similar risks may apply to obligations of foreign branches of U.S. banks. There currently are no reserve requirements applicable for obligations issued by foreign banks or foreign branches of U.S. banks. Also, not all of the federal and state banking laws and regulations applicable to domestic banks relating to maintenance of reserves, loan limits and promotion of financial soundness apply to foreign branches of domestic banks, and none of them apply to foreign banks.

It is anticipated that commercial paper constituting the short-term investments must be rated within the two highest grades by Standard & Poor's ("S&P") or the highest grade by Moody's Investors Service, Inc. ("Moody's") or, if not rated, must be issued by a company having an outstanding debt issue rated at least AA by S&P or AA by Moody's. Other types of short-term corporate obligations (including loan participations and master demand notes) must be rated at least A by S&P or Moody's to qualify as a short-term investment, or, if not rated, must be issued by a company having an outstanding debt issue rated at least A by Moody's or S&P. The quality standards described above may be modified by a Portfolio upon the approval of the Master Fund's Board of Trustees, or by the Board of Directors of the AHA Funds. Information concerning corporate securities ratings is found in the Appendix.

Bank time deposits may be non-negotiable until expiration and may impose penalties for early withdrawal. Master demand notes are corporate obligations which permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the borrower. They permit daily changes in the amounts borrowed. The amount under the note may be increased at any time by the Portfolio or Fund making the investment up to the full amount provided by the note agreement, or may be decreased by the Portfolio or the Fund. The borrower may prepay up to the full amount of the note without penalty. These notes may in some cases be backed by bank letters of credit. Because these notes are direct lending arrangements between the lender and borrower, it is generally not contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Investments in bank time deposits and master demand notes are subject to limitations on the purchase of securities that are restricted or illiquid. SEE "RESTRICTED AND ILLIQUID SECURITIES." No Portfolio or Fund intends to purchase any non-negotiable bank time deposits or master demand notes during the coming year.

REPURCHASE AGREEMENTS. The Portfolios and the U.S. Growth Equity Fund and International Core Equity Fund may enter into repurchase agreements involving the types of securities which are eligible for purchase by that Portfolio or Fund. However, it is expected that there will be no limitation upon the maturity of the securities underlying the repurchase agreements.

Repurchase agreements, which may be viewed as a type of secured lending, typically involve the acquisition by a Portfolio or Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio or Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Portfolio or Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Portfolio or Fund will follow procedures designed to minimize such risks. These procedures include a requirement that repurchase transactions be effected only with large, well-capitalized United States financial institutions approved by them as creditworthy based upon periodic review under guidelines established and monitored by the Board of Trustees of the Portfolio or the Board of Directors of the AHA Funds. In addition, the value of the collateral underlying the repurchase agreement, which will be held by the Portfolio's or Fund's custodian in a segregated account on behalf of a Portfolio or Fund, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolio or Fund will seek to liquidate such collateral. However, the exercise of a Portfolio's or Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio or Fund could suffer a loss. It is anticipated that each Portfolio or Fund, as a policy, will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio or Fund, amount to more than 10% of its total assets. Investments in repurchase agreements may at times be substantial when, in the view of the Investment Managers, liquidity or other considerations warrant.

REVERSE REPURCHASE AGREEMENTS. Each Portfolio or Fund may enter into reverse repurchase agreements. These agreements, in which a Portfolio or Fund would sell the security underlying the repurchase agreement for cash and be obligated to repurchase the security, involve a form of leverage to the extent the Portfolio or Fund may invest the cash received and involve risks similar to repurchase agreements. Although this practice, if successful, may help a Portfolio or Fund increase its income or net assets through the investment of the cash received in a reverse repurchase agreement, if the return on those investments is inadequate or they decline in value during the term of the agreement, the income or the net assets of the Portfolio or Fund would be adversely affected as compared to its income and net assets absent the transaction. No Portfolio or Fund intends to enter into reverse repurchase agreements during the next year.

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TYPES OF DEBT SECURITIES

The debt obligations in which the Portfolios or Funds may invest are subject to certain quality limitations and other restrictions. Permissible investments may include money market instruments and other types of obligations. SEE "SHORT-TERM INVESTMENTS" AND "CONVERTIBLE SECURITIES." Debt obligations are subject to various risks as described in the Funds' prospectus. In addition, interestholders should recognize that, although securities ratings issued by a securities rating service provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. As noted in the Funds' prospectus, changes in interest rate levels cause fluctuations in the prices of debt obligations and may, therefore, cause fluctuations in net asset values per share of the Portfolios and the Funds.

Applicable quality limitations of the Portfolios, as described in the Funds' prospectus, may require that debt securities purchased by the Limited Maturity Fixed Income Master Portfolio and the Diversified Equity Master Portfolio be rated at the time of purchase "A" or higher by S&P or Moody's or, if unrated, be of comparable quality as determined by the Investment Manager and that such securities purchased by the Full Maturity Fixed Income Master Portfolio and the Balanced Master Portfolio be rated at the time of purchase "BBB" or higher by S&P or "BAA" or higher by Moody's or, if unrated, be of comparable quality as determined by the Investment Manager. Although unrated securities eligible for purchase by the Portfolios or Funds must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

Subsequent to the purchase of a debt security by a Portfolio or Fund, the ratings or credit quality of a debt security may deteriorate. A Portfolio or Fund is not required to sell a security if its credit quality or rating deteriorates after its purchase. However, the Investment Managers of the Portfolios and Funds will evaluate and monitor the quality of all investments, including bonds rated lower than BBB or BAA, and will dispose of investments that have deteriorated in their creditworthiness or ratings if the Investment Manager determines such action is necessary to assure that a Portfolio's or Fund's overall investments are constituted in a manner consistent with its investment objective.

The economy and interest rates affect lower rated obligations differently from other securities. For example, the prices of these obligations have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. To the extent that there is no established retail secondary market, there may be thin trading of lower rated obligations which may adversely impact the ability of the Portfolios' or Funds' Investment Managers to accurately value such obligations and the Portfolios' or Funds' assets, and may also adversely impact the Portfolios' or Funds' ability to dispose of the obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated obligations, especially in a thinly traded market.

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GOVERNMENT SECURITIES. Government securities include obligations issued by the
U.S. Government, such as U.S. Treasury bills, notes and bonds, which differ as to their maturities at the time of issuance. Government Securities also include obligations guaranteed by the U.S. Government or issued by its agencies or instrumentalities, such as obligations of the Export-Import Bank of the United States, the General Services Administration, Federal Land Banks, Farmers Home Administration and Federal Home Loan Banks. Some Government Securities, such as U.S. Treasury obligations and obligations issued by the Export-Import Bank and the Federal Housing Administration, are backed by the full faith and credit of the U.S. Treasury. Others, such as those issued by Federal Home Loan Banks, are backed by the issuer's right to borrow from the U.S. Treasury. Some, such as those issued by the Federal National Mortgage Association and Federal Farm Credit Banks, are backed only by the issuer's own credit, with no guarantee or U.S. Treasury backing.

ZERO COUPON SECURITIES. Debt securities purchased by the Portfolios or Funds may include zero coupon securities. These securities do not pay any interest until maturity and, for this reason, zero coupon securities of longer maturities may trade at a deep discount from their face or par values and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. Current federal tax law requires the holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment that year. It is not anticipated that any Portfolio or Fund will invest more than 5% of its assets in zero coupon securities during the next year.

VARIABLE RATE SECURITIES. Debt obligations purchased by the Portfolios or Funds may also include variable and floating rate securities. The interest rates payable on these securities are adjusted either at predesignated periodic intervals or whenever there is a change in an established market rate of interest. Other features may include a right whereby the Portfolio or Fund that holds the security may demand prepayment of the principal amount prior to the stated maturity (a "demand feature") and the right of an issuer to prepay the principal amount prior to maturity. One benefit of variable and floating rate securities is that, because of interest rate adjustments on the obligation, changes in market value that would normally result from fluctuations in prevailing interest rates are reduced. The benefit of a demand feature is enhanced liquidity.

MORTGAGE-BACKED SECURITIES. The Portfolios or Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, or one of its agencies or instrumentalities, or issued by private issuers. The mortgage-backed securities in which these Portfolios or Funds may invest include collateralized mortgage obligations ("CMOs") and REMIC interests. CMOs are debt instruments issued by special purpose entities and secured by mortgages or other mortgage-backed securities, which provide by their terms for aggregate payments of principal and interest based on the payments made on the underlying mortgages or securities. CMOs are typically issued in separate classes with varying coupons and stated maturities. REMIC interests are mortgage-backed securities as to which the issuers have qualified to be treated as real estate mortgage investment conduits under the Internal Revenue Code of 1986 and have the same characteristics as CMOs. It is expected that the amount of privately issued mortgage-backed securities that may be purchased by a Portfolio or Fund may not exceed 10% of the value of the Portfolio's or Fund's total assets, and the securities of any one such issuer purchased by a Portfolio or Fund may not exceed 5% of the value of the Portfolio's or Fund's total assets.

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The Portfolios or Funds may from time to time also invest in "stripped"
mortgage-backed securities. These are securities which operate like CMOs but entitle the holder to disproportionate interests with respect to the allocation of interest or principal on the underlying mortgages or securities. A stripped mortgage-backed security is created by the issuer separating the interest and principal on a mortgage pool to form two or more independently tradable securities. The result is the creation of classes of discount securities which can be structured to produce faster or slower prepayment expectations based upon the particular underlying mortgage interest rate payments assigned to each class. These obligations exhibit risk characteristics similar to mortgage-backed securities generally and zero coupon securities. Due to existing market characteristics, "interest only" and "principal only" mortgage-backed securities are considered to be illiquid.

Because the mortgages underlying mortgage-backed securities are subject to prepayment at any time, most mortgage-backed securities are subject to the risk of prepayment in an amount differing from that anticipated at the time of issuance. Prepayments generally are passed through to the holders of the securities. Any such prepayments received by a Portfolio or Fund must be reinvested in other securities. As a result, prepayments in excess of those anticipated could adversely affect yield to the extent reinvested in instruments with a lower interest rate than that of the original security. Prepayments on a pool of mortgages are influenced by a variety of economic, geographic, social and other factors. Generally, however, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts required to be reinvested are likely to be greater (and the potential for capital appreciation less) during a period of declining interest rates than during a period of rising interests rates. Mortgage-backed securities may be purchased at a premium over the principal or face value in order to obtain higher income. The recovery of any premium that may have been paid for a given security is solely a function of the ability to liquidate such security at or above the purchase price.

ASSET-BACKED SECURITIES. Each of the Portfolios or Funds may invest in asset-backed securities issued by private issuers. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Asset-backed securities may be "stripped" into classes in a manner similar to that described under "MORTGAGE-BACKED SECURITIES," above, and are subject to the prepayment risks described therein.

TYPES OF EQUITY SECURITIES

The Balanced Equity Master Portfolio, Diversified Equity Master Portfolio, U.S. Growth Equity Fund and the International Core Equity Fund may purchase equity securities, including common and preferred and convertible preferred stocks and securities having equity characteristics such as rights, warrants and convertible debt securities. SEE "CONVERTIBLE SECURITIES." Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation's earnings through dividends which may be declared by the corporation.

Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating" which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation's debt securities. Rights and warrants are securities which entitle the holder to purchase the securities of a company (generally, its common stock) at a specified price during a specified time period. Because of this feature, the values of rights and warrants are affected by factors similar to those that determine the prices of common stocks and exhibit similar behavior. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. The purchase of rights and warrants are subject to certain limitations. SEE "INVESTMENT RESTRICTIONS."

CONVERTIBLE SECURITIES. The Balanced Master Portfolio, Diversified Equity Master Portfolio, U.S. Growth Equity Fund and International Core Equity Fund may purchase securities of this type, including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

Convertible securities have an "investment value" which is the theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. The investment value changes based upon prevailing interest rates and other factors. They also have a "conversion value" which is the worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security's price, when price is influenced primarily by its conversion value, will generally yield less than a senior nonconvertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values. However, there is no assurance that any premium above investment value or conversion value will be recovered because price changes and, as a result, the ability to achieve capital appreciation through conversion may never be realized.

TYPES OF FOREIGN SECURITIES

Each Portfolio or Fund (with the exception of the International Core Equity Fund which may invest up to 100% of its total assets in foreign securities) may invest up to 10% of its total assets, at the time of purchase, in foreign securities. As discussed in the Funds' prospectus, each Portfolio or Fund may also invest in securities of certain Canadian issuers and securities purchased by means of American Depository Receipts ("ADRs") in an amount not to exceed 20% of a Portfolio's or Fund's total assets at the time of purchase.

Foreign securities may be affected by changes in currency exchange rates, exchange control regulations, changes in governmental administration or economic or monetary policy (in the U.S. and abroad), political events, expropriation or nationalization or confiscatory taxation. Dividends and interest paid on foreign securities may be subject to foreign withholding and other foreign taxes. In addition, there may be less publicly available information concerning foreign issuers than domestic issuers, and foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards comparable to those of domestic issuers. Securities of certain foreign issuers and in certain foreign markets are less liquid and more volatile than domestic issues and markets, and foreign brokerage commissions are generally higher than in the U.S. There is also generally less regulation and supervision of exchanges, brokers and issuers in foreign countries.

Securities denominated in foreign currencies may be affected favorably or unfavorably by changes in foreign currency exchange rates and costs will be incurred in converting one currency to another. Exchange rates are determined by forces of supply and demand which forces are affected by a variety of factors including international balances of payments, economic and financial conditions, government intervention and speculation. Foreign currency exchange transactions of the Portfolios or Funds may be effected on a "spot" basis (cash basis) at the prevailing spot rate for purchasing or selling currency. The Portfolios or Funds may also utilize forward foreign currency contracts as described below.

DERIVATIVE INSTRUMENTS

In pursuing its investment objectives, each Portfolio or Fund may purchase and sell (write) options on securities, securities indices, and foreign currencies and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts and enter into forward foreign currency exchange contracts for hedging purposes.

OPTIONS. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying instrument at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy, in return for a premium paid, and a put option conveys the right, in return for a premium, to sell a specified quantity of the underlying instrument. Options on indices are settled in cash and gain or loss depends on changes in the index in question rather than on price movement in individual securities.

There are certain risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise and skill and judgment of the Investment Manager, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.


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

There can be no assurance that a liquid market will exist when a Portfolio or Fund seeks to close out an option position. If the Portfolio or Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Portfolio or Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying securities unless the option expired without exercise. As the writer of a covered call option, a Portfolio or Fund foregoes, during the life of the option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Portfolio or Fund, the Portfolio or Fund would not be able to close out the option. If restrictions on exercise were imposed, a Portfolio or Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Portfolio or Fund is covered by an option on the same index purchased by the Portfolio or Fund, movements in the index may result in a loss to the Portfolio or Fund; however, such losses may be mitigated by changes in the value of the Portfolio's or Fund's securities during the period the option was outstanding.

OPTIONS ON FOREIGN CURRENCIES. Each Portfolio or Fund may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio or Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio or Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where the Investment Manager perceives a risk of a rise in the dollar value of a foreign currency in which securities to be acquired are denominated (which would increase the dollar cost of these securities to the Portfolio or Fund), a Portfolio or Fund may purchase call options on the currency involved. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio or Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio or Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Each Portfolio or Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio or Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio or Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio or Fund would be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio or Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Each Portfolio or Fund may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio or Fund is "covered" if the Portfolio or Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio or Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio or Fund in cash, or liquid assets in a segregated account with the custodian.

Each Portfolio or Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio or Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio or Fund will collateralize the option by maintaining in a segregated account with the custodian, cash or liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

FORWARD FOREIGN CURRENCY CONTRACTS. The Portfolios or Funds may enter into forward currency contracts to purchase or sell foreign currencies as a hedge against possible variations in foreign exchange rates. A forward foreign currency exchange contract is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a foreign contract for the purchase or sale of the amount of foreign currency invested in a foreign security, a Portfolio or Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received ("transaction hedging"), or during the time the Portfolio or Fund holds the foreign security ("position hedging"). Hedging against a decline in the value of a currency through the use of forward contracts does not eliminate fluctuations in the prices of securities or prevent losses if the prices of securities decline. Hedging transactions preclude the opportunity for gain if the value of the hedged security should rise. The Portfolios or Funds will not speculate in foreign currency contracts. If a Portfolio or Fund enters into a "position hedging transaction," which is the sale of forward non-U.S. currency with respect to a security held by it and denominated in such foreign currency, the Fund's custodian will place cash or liquid securities in a separate account in an amount equal to the amount of the Portfolio's or Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the account declines, additional cash or securities will be placed in the account so that the value of cash or securities in the account will equal the amount of the Portfolio's or Fund's commitments with respect to such contracts. A Portfolio or Fund will not attempt to hedge all of its non-U.S. portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by its Investment Managers. The Portfolios or Funds will not enter into forward contracts for terms of more than one year.

Each Portfolio or Fund also has the authority to engage in transactions in foreign currency options and futures, but the Portfolios or Funds have no intention to do so during the next year. These options and futures are similar to options and futures on securities, except they represent an option to purchase or to sell an amount of a specified currency prior to expiration of the option at a designated price (in the case of a currency option), or a contract to purchase or deliver a specified amount of currency at an agreed upon future time and price (in the case of a currency future). Such transactions would be used for purposes similar to those described above for forward foreign currency contracts.

SECURITIES LOANS. Consistent with applicable regulatory requirements, the Portfolios or Funds may lend their U.S. Portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio or Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Portfolio or Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

A loan may be terminated by the borrower on one business day's notice, or by the Portfolio or Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Portfolio or Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of securities will only be made to firms deemed by the Portfolio's or Fund's Investment Manager to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Portfolio or Fund which made the loan.

When voting or consent rights which accompany loaned securities pass to the borrower, the Portfolio or Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Portfolios or Funds will pay reasonable finder's, administrative and custodial fees in connection with loans of securities. A

Portfolio or Fund will not lend securities if to do so would cause it to have loaned securities in excess of one-third of the value of the Portfolio's or Fund's total assets, measured at the time of such loan. The Portfolios or Funds may lend foreign securities consistent with the foregoing requirements, but none of the Portfolios or Funds have any intention to do so in the foreseeable future.

RESTRICTED AND ILLIQUID SECURITIES. Each Portfolio or Fund may invest up to 10% of the value of its total assets, measured at the time of investment, in restricted and illiquid securities. Restricted securities are securities which are subject to restrictions on resale because they have not been registered under the 1933 Act. Illiquid securities are securities which may be subject to other types of resale restrictions or which have no readily available markets for their disposition. These limitations on resale and marketability may have the effect of preventing a Portfolio or Fund from disposing of a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Portfolio or Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing restricted securities, the Portfolios or Funds do not intend to engage in underwriting activities, except to the extent a Portfolio or Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities. It is expected that restricted securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies. Under the Portfolio's or Fund's anticipated policies, securities available for purchase and sale in accordance with Rule 144A under the 1933 Act are treated as restricted securities for the purposes of the limitation set forth above.

REAL ESTATE INVESTMENT TRUSTS (REITs). The Portfolios or Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate related loans or interests. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs or the quality of loans held by the REIT. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects.

REITs are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than securities of larger companies.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS (DELAYED-DELIVERY). When-issued purchases and forward commitments (delayed-delivery) are commitments by a Portfolio or Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Portfolios or Funds to lock in a price or yield on a security, regardless of future changes in interest rates.

When a Portfolio or Fund agrees to purchase securities on a when-issued or forward commitment basis, the Portfolio's or Fund's custodian will segregate on the books of the Portfolio or Fund the liquid assets of the Portfolio or Fund. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio or Fund may be required subsequently to place additional assets in the separate account to ensure that the value of the account remains equal to the Portfolio's or Fund's commitments. Because a Portfolio's or Fund's liquidity and ability to manage its portfolio holdings might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Investment Managers expect that commitments to purchase when-issued securities and forward commitments will not exceed 10% of the value of a Portfolio's or Fund's total assets absent unusual market conditions.

A Portfolio or Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio or Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio or Fund may realize a capital gain or loss for Federal income tax purposes.

When a Portfolio or Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Portfolio or Fund starting on the day the Portfolio or Fund agrees to purchase the securities, A Portfolio or Fund does not earn interest on the securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

In addition to the investment restrictions stated in the Prospectus, the investment restrictions listed below have been adopted as fundamental policies of each Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund.

The Funds may not:

1. Purchase a security, other than Government Securities, if as a result of such purchase more than 5% of the value of the Fund's assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities, or of any class of securities, of any one issuer. For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

2. Purchase a security, other than Government Securities, if as a result of such purchase 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in any one industry except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

3. Purchase the securities (other than Government Securities) of an issuer having a record, together with predecessors, of less than three years' continuous operations, if as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in such securities except that this shall not prohibit a Fund from investing all of its investable assets in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

4. Make short sales of securities or purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of securities.

5. Engage in the underwriting of securities except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security and except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

6. Purchase or sell real estate or interests therein, or purchase oil, gas or other mineral leases, rights or royalty contracts or development programs, except that a Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

7. Make loans of money or securities, except through the purchase of permitted investments (including repurchase and reverse repurchase agreements) and through the loan of securities (in an amount not exceeding one-third of total assets) by any Fund.

8. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options on such contracts and may enter into forward foreign currency contracts and engage in the purchase and sale of foreign currency options and futures.

9. Invest more than 5% of the value of a Fund's total assets in warrants, including not more than 2% of such assets in warrants not listed on a U.S. stock exchange. (Rights and warrants attached to, received in exchange for, or as a distribution on, other securities are not subject to this restriction.)

10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except as necessary to secure permitted borrowings. (Collateral arrangements and initial margin with respect to permitted options on securities, financial futures contracts and related options, and arrangements incident to other permitted practices, are not deemed to be subject to this restriction.)

NON-FUNDAMENTAL RESTRICTIONS

The Funds have also adopted the following additional investment restrictions. These restrictions are not fundamental and may be changed by the Board of Directors without shareholder approval.

1. The Funds may not purchase the securities of any issuer, if as a result of such purchase more than 10% of the value of the Fund's total assets would be invested in securities that are illiquid. (As a matter of non-fundamental policy, repurchase agreements maturing in more than seven days, certain time deposits and over-the-counter options are considered to be illiquid.)

2. The Funds may not issue senior securities as defined in the 1940 Act or borrow money, except that a Fund may borrow from banks for temporary or emergency purposes (but not for investment), in an amount up to 10% of the value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing was made. While any such borrowings exist for a Fund, it will not purchase securities. (However, a Fund which is authorized to do so by its investment policies may lend securities, enter into repurchase agreements without limit and reverse repurchase agreements in an amount not exceeding 10% of its total assets, purchase securities on a when-issued or delayed delivery basis and enter into forward foreign currency contracts.)

3. The Funds may not invest for the purpose of exercising control or management of another company except that all the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

4. Each Fund will invest, under normal circumstances, at least 80% of the value of its assets in a particular type of investment that is suggested by the Fund's name and will notify its shareholders at least 60 days prior to any change in such policy.

5. Each Fund shall not purchase the stock or bonds of companies identified by the American Medical Association Coalition of Tobacco-Free Investments (the "AMA") as engaged in growing, processing or otherwise handling tobacco. If a Fund holds any such securities of an issuer which is subsequently identified by the AMA as engaged in such activities, the securities will be sold within a reasonable time period, consistent with prudent investment practice.

For purposes of these investment restrictions and other limitations, all percentage limitations apply at the time of a purchase or other transaction. Any subsequent change in a percentage resulting from market fluctuations or other changes in the amount of total assets does not require the sale or disposition of an investment or any other action.

                             DIRECTORS AND OFFICERS

The Board of Directors has overall responsibility for the Funds' operations. The directors and officers of the Funds, their dates of birth, addresses and principal business occupations during the last five years are shown below.

    NAME, DATE OF BIRTH AND                POSITION(S) HELD WITH THE                PRINCIPAL OCCUPATION(S)
           ADDRESS                                   FUNDS                         DURING THE PAST FIVE YEARS
Anthony J. Burke, *                      Director                               President, American Hospital
4/10/65                                                                         Association Financial Solutions,
One North Franklin                                                              Inc. (since 1997); formerly, Marketing
Chicago, Illinois  60606                                                        Development Director (1997 to 1998)
                                                                                of AHA Insurance Resources Inc.;
                                                                                prior thereto, President of A. Burke
                                                                                & Associates (a marketing consulting
                                                                                firm).

Frank A. Ehmann, 12/23/33                Director                               Retired; Director, SPX Corp.;
864 Bryant Avenue                                                               Director, American Healthways
Winnetka, Illinois  60093                                                       (since 1989); Director, Genderm
                                                                                Corp. (1997-2000); formerly Director
                                                                                and President, United Stationers.

Richard John Evans,*                     Director                               Chief Financial Officer, American
6/27/52                                                                         Hospital Association (since Dec.
One North Franklin                                                              1999); formerly Vice
Chicago, Illinois  60606                                                        President/Finance, American Hospital
                                                                                Association (1995-1999).

James A. Henderson,                      Vice President                         Vice President, Corporate Counsel
12/2/41                                                                         and Assistant Secretary, American
190 South LaSalle Street,                                                       Hospital Association (since 1984);
Suite 2800                                                                      Secretary, AHA Financial Solutions,
Chicago, Illinois  60603                                                        Inc. (since 1995); Secretary,
                                                                                Heath Forum, Inc. (since 1988).

James B. Lee,                            Treasurer                              Director of Operations, Christian
4/4/62                                                                          Brothers Investment Services (since
190 South LaSalle Street,                                                       1999); formerly Program
Suite 2800                                                                      Administrator, Hewitt Associates LLC
Chicago, Illinois  60603                                                        (1990-1999).

    NAME, DATE OF BIRTH AND                POSITION(S) HELD WITH THE                PRINCIPAL OCCUPATION(S)
           ADDRESS                                   FUNDS                         DURING THE PAST FIVE YEARS
Douglas D. Peabody, **                   Director, President                    Managing Director, CCM Advisors,
4/7/63                                                                          LLC (since Jan. 2001); Managing
190 South LaSalle Street,                                                       Director, Convergent Capital
Suite 2800                                                                      Management, Inc. (since 1999);
Chicago, Illinois  60603                                                        Trustee, CCM Advisors Funds (since 2001);
                                                                                formerly Principal, Eager Manager
                                                                                Advisory Services, (1991 to 1999).

John D. Oliverio,                        Director                               Chief Executive Officer, President
11/14/52                                                                        and Director, Wheaton Franciscan
26 West 171 Roosevelt Road                                                      Services Inc. (since Feb. 1984);
Wheaton, Illinois 60189                                                         a Director of the following: Hewitt
                                                                                Series Trust (since 1998); Affinity
                                                                                Health Systems (since 1995); Covenant
                                                                                Health Care System (since 1989); All
                                                                                Saints Health System (since 1992);
                                                                                Franciscan Ministries, Inc. (since 1998);
                                                                                United Health System (since 1998).

Timothy G. Solberg, **                   Director and Secretary                 Managing Director, CCM Advisors
5/1/53                                                                          (since 2001); formerly Director of
190 South LaSalle Street,                                                       Marketing and Client Services,
Suite 2800                                                                      Hewitt Investment Group, a Division
Chicago, Illinois  60603                                                        of Hewitt Associates LLC.

Thomas J. Tucker,                        Director                               Retired; Trustee, Christus Health
1/3/32                                                                          Pension (since Dec. 1999);
8 Rock Creek                                                                    formerly Vice President, Incarnate
Corpus Christi, Texas  78412                                                    Word Health Services and related
                                                                                organizations.

    NAME, DATE OF BIRTH AND                POSITION(S) HELD WITH THE                PRINCIPAL OCCUPATION(S)
           ADDRESS                                   FUNDS                         DURING THE PAST FIVE YEARS
John L. Yoder,                           Director                               Vice President, Princeton Insurance
5/19/31                                                                         Co. (since 1995).
19 Tankard
Washington Crossing,
Pennsylvania 18977

*    Director who is affiliated with AHA.
**   Director who is an "interested person" of the Fund as defined by the 1940
     Act.

Directors, other than those who are affiliated with CCM Advisors, LLC ("CCM Advisors"), the Fund's investment consultant, an Investment Manager or the Funds' distributor, receive $1,000 for each quarterly meeting of the Board of Directors attended and $500 for each special meeting of the Board of Directors attended and for any committee meeting (not held on the date of a quarterly Board of Directors meeting) attended, plus reimbursement of related expenses.

Each of the directors who are not "interested persons" (as defined by the 1940
Act) of the Funds serve as a member of the Board of Directors' Audit Committee. The Audit Committee makes recommendations to the Board of Directors regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit. The Board of Directors has no other committees.

The Board of Directors met seven times and the Audit Committee met once during the fiscal year ended June 30, 2001 (the "last fiscal year"). Each current director attended at least 75% of the combined number of meetings of the Board of Directors and of committees of the Board of Directors on which he served that were held during the last fiscal year.

The following tables shows the compensation paid to those directors who are not "interested persons" of the Funds during the fiscal year ended June 30, 2001.

                                                     AGGREGATE
                                                   COMPENSATION
                                                       FROM
       NAME OF DIRECTOR                             REGISTRANT
       --------------------------------------     ---------------
       Frank A. Ehmann                               $6,000.00
       John D. Oliverio                              $6,000.00
       Thomas J. Tucker                              $6,000.00
       John L. Yoder                                 $6,000.00

                     CONTROL PERSONS/PRINCIPAL SHAREHOLDERS

As of July 9, 2001, Baptist Health Care Corporation, a Florida corporation, may be deemed to control the Balanced Fund by virtue of owning more than 25% of the outstanding shares of the Fund. Baptist Health Care Corporation owned of record and beneficially owned directly 53% of the outstanding shares of the aforementioned Fund. This control relationship will continue to exist until such time as the above-described share ownership represents 25% or less of the outstanding shares of the Fund. Through the exercise of voting rights with respect to shares of the Portfolio the controlling person set forth above may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

The following persons were known by the Funds to own beneficially (with sole or shared voting or investment power) more than 5% of shares of one or more of the Funds or one or more of the Portfolios as of July 9, 2001:

                       LIMITED MATURITY FIXED INCOME FUND

                                                                                            PERCENTAGE OF TOTAL
SHAREHOLDER                                                   CLASS                         OUTSTANDING SHARES
-----------                                                   -----                         -------------------
Lewistown Hospital
400 Highland Ave.                                                I                                21.14%
Lewistown, PA  17044

Sherman Hospital
934 Center St.                                                   I                                14.84%
Elgin, IL  60120

Vail Valley Medical Center
181 W. Meadow Drive                                              I                                9.41%
Vail, CO  81657

Covenant Medical Center
3421 W. 9th St.                                                  I                                8.52%
Waterloo, IA

Trinity Medical Center
4000 Johnson Rd.                                                 I                                7.94%
Steubenville, OH  43952

Victory Health Services
1324 N. Sheridan Rd.                                             I                                5.55%
Waukegan, IL  60085

                                                                                            PERCENTAGE OF TOTAL
SHAREHOLDER                                                   CLASS                         OUTSTANDING SHARES
-----------                                                   -----                         -------------------
Deaton Specialty Hospital
611 S. Charles St.                                               I                                4.93%
Baltimore, MD  21230


                         FULL MATURITY FIXED INCOME FUND

                                                                                            PERCENTAGE OF TOTAL
SHAREHOLDER                                                   CLASS                         OUTSTANDING SHARES
-----------                                                   -----                         -------------------
Baptist Health Care Corporation
1000 W. Moreno St.                                               I                                20.28%
Pensacola, FL  32522

Vail Valley Medical Center
181 W. Meadow Drive                                              I                                19.53%
Vail, CO  81657

Lee Hospital
320 Main St.                                                     I                                17.30%
Johnstown, PA  15901

Lewistown Hospital
400 Highland Ave.                                                I                                10.78%
Lewistown, PA  17044

Dearborn County Hospital
600 Wilson Creek Rd.                                             I                                7.44%
Lawrenceburg, IN  47025

Deaton Specialty Hospital
611 S. Charles St.                                               I                                5.76%
Baltimore, MD  21230

                                  BALANCED FUND

                                                                                            PERCENTAGE OF TOTAL
SHAREHOLDER                                                   CLASS                         OUTSTANDING SHARES
-----------                                                   -----                         -------------------
Baptist Health Care Corporation
1000 W. Moreno St.                                               I                                52.73%
Pensacola, FL  32522

Lee Hospital
320 Main St.                                                     I                                23.90%
Johnstown, PA  15901

Flathead Health Center
325 Claremont St.                                                I                                18.41%
Kalispell, MT  59901


                             DIVERSIFIED EQUITY FUND

                                                                                            PERCENTAGE OF TOTAL
SHAREHOLDER                                                   CLASS                         OUTSTANDING SHARES
-----------                                                   -----                         -------------------
Laughlin Memorial Hospital
1420 Tusculum Blvd.                                              I                                17.82%
Greeneville, TN  37745

Baptist Health Care Corporation
1000 W. Moreno St.                                               I                                14.49%
Pensacola, FL  32522

Lee Hospital
320 Main St.                                                     I                                10.75%
Johnstown, PA  15901

Grande Ronde
900 Sunset Dr.                                                   I                                8.51%
LaGrande, OR  97850

Lewistown Hospital
400 Highland Ave.                                                I                                8.07%
Lewistown, PA  17044

Dearborn County Hospital
600 Wilson Creek Rd.                                             I                                5.38%
Lawrenceburg, IN  47025

At July 9, 2001, the officers and directors of AHA Funds as a group owned less than 1% of the outstanding shares of each Fund.

                              INVESTMENT MANAGEMENT

THE INVESTMENT ADVISER

CCM Advisors serves as the Funds' investment consultant pursuant to a Corporate Management Agreement dated as of March 1, 2001 (the "Management Agreement"). CCM Advisors was organized in September 2000, as a Delaware limited liability company. CCM Advisors is majority-owned by Convergent Capital Management Inc. ("CCM"), a holding company that owns and maintains ownership interests (including majority ownership interests) in asset management firms. CCM Advisors is located at 190 South LaSalle Street, Chicago, Illinois, 60603. CCM Advisors assumed investment advisory responsibilities for the Funds upon the consummation of a purchase by CCM Advisors of certain assets from Hewitt Associates LLC, the Funds' previous investment consultant. CCM Advisors is also the investment adviser to the Master Fund and its Portfolios.

CCM Advisors provides various administrative services to the Funds, including evaluating, selecting and monitoring the services provided by the Funds' service providers. CCM Advisors also provides all executive, administrative, clerical and other personnel necessary to operate the Funds and pays the salaries and other costs of employing all of these persons. CCM Advisors furnishes the Funds with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment.

On February 28, 2001 the shareholders of the Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Balanced Fund and Diversified Equity Fund authorized the Funds to invest their assets in the Portfolios. Pursuant to investment sub-advisory agreements (the Sub-Advisory Agreements), and subject to the supervision of the Master Fund's Board of Trustees, and the Board of Directors of the Funds, CCM Advisors has engaged the Investment Managers to manage the investments of each Portfolio or Fund.

In return for its services, each Portfolio, the U.S. Growth Equity Fund and International Core Equity Fund pays a management fee to CCM Advisors for serving as its investment adviser and providing administrative services. Each Fund that invests in a Portfolio indirectly bears a pro rata portion of the advisory fees and other operating expenses of the Portfolio in which it invests. The fee is determined as a percentage of average daily net assets and is paid monthly. The following chart shows the investment advisory fees paid by each Portfolio, the U.S. Growth Equity Fund and International Core Equity Fund to CCM Advisors:

              Limited Maturity Fixed Income Master Portfolio       0.50%
              Full Maturity Fixed Income Master Portfolio          0.50%
              Balanced Master Portfolio                            0.75%
              Diversified Equity Master Portfolio                  0.75%
              U.S. Growth Equity Fund                              0.75%
              International Core Equity Fund                       1.00%

Except for those expenses that CCM Advisors assumes, including those noted above, the Funds pay for all of their own expenses.

CCM Advisors has contractually agreed to reimburse each Fund for all ordinary operating expenses exceeding the following expense ratios:

                                                            EXPENSE LEVEL
                                                (AS A % OF AVERAGE DAILY NET ASSETS)
                                                ------------------------------------
                                                                               INSTITUTIONAL
FUND                                     CLASS A            CLASS I           SERVICING CLASS
----                                     -------            -------           ---------------
Limited Maturity                          1.50%               1.00%                 1.50%
Full Maturity                             1.50%               1.00%                 1.50%
Balanced                                  2.00%               1.50%                 2.00%
Diversified Equity                        1.75%               1.25%                 1.75%
U.S. Growth Equity                        1.95%               1.75%                 1.95%
International Core Equity                 2.00%               2.00%                 2.00%

The Management Agreement may continue in effect from year to year after its initial term provided that each continuance is approved at least annually (a) by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of each Fund, or (b) by the vote of a majority of the Board of Directors of each Fund who are not "interested persons" of the Fund or CCM Advisors cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated at any time, without penalty, on sixty days' notice by the Board of Directors, by the holders of a majority of the shares of a Fund, or by CCM Advisors. In addition, the Management Agreement provides for its automatic termination in the event of its "assignment" (as defined by the 1940 Act and the rules thereunder). Shareholders of each Fund are required to vote separately on all proposals to approve, renew or terminate the Management Agreement, which would remain in effect for those Funds that vote to approve or renew the Management Agreement. The Management Agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, CCM Advisors is not liable to a Fund or any of its investors for any act or omission or for any losses.

THE INVESTMENT MANAGERS

The assets of each multi-manager Portfolio and the U.S. Growth Equity Fund and International Core Equity Fund are divided into segments and CCM Advisors is responsible for allocating the assets among the Investment Managers in accordance with their specific investment styles. CCM Advisors pays the fees of the Investment Managers for the services they render pursuant to the Sub-Advisory Agreements.

The Master Fund has obtained an exemptive order from the Securities and Exchange Commission (the "Commission") which permits the Portfolios and CCM Advisors to enter into, and materially amend, the Sub-Advisory Agreements with the Master Fund's Investment Managers without such agreements being approved by the Portfolio's shareholders, subject only to the approval of a majority of the Master Fund's Board of Trustees who are not parties to or "interested persons" of any party to the agreement. The Investment Managers assume all of the costs associated with providing the services they render to the Portfolios and Funds. In addition, under each Sub-Advisory Agreement, the Investment Managers are not liable to the Portfolio or

Fund for any act or omission in the absence of willful misfeasance, bad faith, negligence or reckless disregard of their obligations.

The Investment Managers have no affiliation with CCM Advisors, the Funds' officers and directors or the officers and directors of the Portfolios. Each Investment Manager is principally engaged in managing institutional investment accounts and, subject to supervision by the Board of Trustees of the Portfolios, the Board of Directors of the Funds and CCM Advisors, has complete discretion as to the purchase and sale of investments for its segment of a Portfolio or a Fund consistent with the Portfolio's or Fund's investment objective, policies and restrictions. The Investment Managers may also serve as managers or advisers to other investment companies and other clients, including clients of CCM Advisors.

The following organizations presently serve as Investment Managers of the Portfolios or Funds pursuant to Sub-Advisory Agreements, and manage the Portfolios or Funds indicated:

PORTFOLIO                                                      INVESTMENT MANAGER(S)
---------                                                      ---------------------
Limited Maturity Fixed Income Master Portfolio                 The Patterson Capital Corporation
Full Maturity Fixed Income Master Portfolio                    Baird Advisors
                                                               Western Asset Management Company
Balanced Master Portfolio                                      Cambiar Investors, Inc.
                                                               Western Asset Management Company
                                                               Freeman Associates Investment Management LLC
Diversified Equity Master Portfolio                            Freeman Associates Investment Management LLC
                                                               Cambiar Investors, Inc.
U.S. Growth Equity Fund                                        [TO COME]
International Core Equity Fund                                 [TO COME]

Detailed information regarding each of the Investment Managers is contained in the Funds' Prospectus under "Investment Managers" and is incorporated herein by reference.

Each Sub-Advisory Agreement will remain in effect until June 30, 2002, unless terminated prior thereto, and may continue in effect from year to year, provided that such continuance is approved annually by the Master Fund's Board of Trustees or the Board of Directors of the Funds, including a majority of the "non-interested" Trustees/Directors. The Sub-Advisory Agreements may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Master Fund, by the Board of Directors of the Funds, by CCM Advisors or by the Investment Managers. The Sub-Advisory Agreements provide for their automatic termination in the event of an "assignment" (as defined by the 1940 Act).

CCM Advisors has certain responsibilities regarding the supervision of the Investment Managers (SEE "THE INVESTMENT ADVISER," ABOVE); however, neither CCM Advisors nor the Portfolios' or

Funds' officers or directors evaluate the investment merits of investment selections or decisions made by the Investment Managers. The Investment Managers and their affiliated brokers may be authorized to execute brokerage transactions for the Portfolios and Funds and receive commissions for their services. SEE "PORTFOLIO TRANSACTIONS."

                                   DISTRIBUTOR

Quasar Distributors, LLC. ("Quasar") serves as the principal underwriter for the Funds pursuant to an Underwriting Agreement initially approved by the Board of Directors. Quasar is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of the Funds will be continuously offered.

Quasar bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature. Each Fund bears the expenses of registering its shares with the Commission and paying the fees required to be paid by state regulatory authorities. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by vote of a majority of the Board of Directors, including a majority of the Directors who are not parties to the Underwriting Agreement or interested persons of any such party, (as the term interested person is defined in the 1940 Act); or (ii) by the vote of a majority of the outstanding voting securities of each Fund. Quasar is not obligated to sell any specific amount of shares of any Fund.

Quasar's business and mailing address is 615 East Michigan Street, Milwaukee, Wisconsin 53202. Quasar was organized as a limited liability company in the state of Delaware and is a wholly-owned subsidiary of Firstar Corporation.

                   DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

The Funds have adopted a separate distribution plan for Class A Shares and Institutional Servicing Class shares under Section 12(b) of the 1940 Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1") that provides for distribution fees to Quasar up to 0.25% per annum of the average daily net asset values of the shares, respectively, for activities intended to result in the sale of Fund shares. The Funds also have the ability to enter into shareholder servicing agreements with unaffiliated entities to provide shareholder services to the Institutional Servicing Class shareholders.

DISTRIBUTION PLANS

The Distribution Plans under Rule 12b-1 compensates Quasar for its sales and distribution activities related to the Funds' Class A and Institutional Servicing Class Shares. The Plan covers certain expenses of Quasar and fees paid by Quasar to related and unrelated entities for marketing and distribution services, including but not limited to: (a) the payment of initial and ongoing commissions and other payments to registered representatives or others who sell Class A and Institutional Servicing Shares; (b) compensation to Quasar's employees; (c) expenses related to the printing and mailing or other dissemination of prospectuses and statements of additional information and the costs of preparation, printing and mailing of reports used for sales literature; and (d) related expenses advertisements and other distribution-related expenses. Compensation may be spent by Quasar, its affiliates and other organizations on any activities or expenses related to the distribution and marketing of the Shares. The Distribution Plans also require that Quasar furnish to the Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor).

The Distribution Plans have each been adopted by a majority of the Board of Directors, including a majority of the non-interested directors. Each Distribution Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the directors and the independent directors. Agreements related to the Distribution Plans must also be approved by such vote. Each Distribution Plan will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by vote of a majority of the outstanding shareholders of a Fund. No Distribution Plan may be amended to increase materially the amounts payable to Quasar without the approval of a majority of the outstanding shareholders of the Fund, and no material amendment to a Distribution Plan may be made except by a majority of both the directors of the Funds and the independent directors.

SHAREHOLDER SERVICING PLAN

The Funds can compensate unaffiliated entities (an "Agent") under a Shareholder Servicing Agreement for maintenance and personal service provided to Institutional Servicing Class shareholders that are customers of the Agent. The Funds shall pay Agents a fee, computed daily and paid monthly, at an annual rate of (i) 0.20% of the average daily net asset value for shares of each of Diversified Equity Fund, U.S. Growth Equity Fund, International Core Equity Fund and the equity portion of the Balanced Fund held of record by the Agent from time to time on behalf of the Agent's customers and (ii) 0.10% of the average daily net asset value for shares of the Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund and the fixed income portion of Balanced Fund held of record by the Agent from time to time on behalf of the Agent's customers. Servicing activities provided by Agents may include, among other things, one or more of the following: (i) establishing and maintaining shareholder accounts and records; (ii) processing purchase and redemption transactions; (iii) answering customer inquiries; (iv) assisting customers in changing dividend options, account designations and addresses; (v) performing sub-accounting; (vi) investing customer cash account balances automatically in Fund shares; (vii) providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts Serviced by the Servicing agent; and (viii) arranging for bank wires to the extent that the Agents are permitted by applicable statute, rule or regulation.

                                 CODE OF ETHICS

The Funds, CCM Advisors, Quasar and each of the Investment Managers have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act (each, a "Code of Ethics") which govern personal securities trading by directors and officers of the Funds and the Portfolios and the personnel of CCM Advisors and the Investment Managers who provide services or obtain current information regarding investment activities, as well as certain other personnel. The Codes of Ethics generally permit such personnel to purchase and sell securities, including securities which are purchased, sold or held by the Portfolios or the Funds, but only subject to certain conditions designed to ensure that purchase and sale for such persons' accounts do not adversely affect the Funds' investment activities.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Master Fund's Board of Trustees, the Board of Directors of the AHA Funds and CCM Advisors, Investment Managers are responsible for decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid. The Portfolios and Funds anticipate that transactions involving foreign securities will be effected primarily on principal stock exchanges for such securities. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

The Investment Managers currently serve as investment advisers to a number of clients, including other investment companies, and may in the future act as investment advisers to others. It is the practice of each of the Investment Managers to cause purchase and sale transactions to be allocated among the Portfolios, Funds and others whose assets it manages in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios, the Funds and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Portfolios or the Funds.

The policy of the Master Fund, the U.S. Growth Equity Fund and International Core Equity Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Master Fund's, U.S. Growth Equity Fund's and International Core Equity Fund's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board of Trustees of the Master Fund and the Board of Directors of the AHA Funds believe that a requirement always to seek the lowest commission cost could impede effective management and preclude the Portfolios, the Funds and the Investment Managers from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Managers rely on their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Master Fund's, the U.S. Growth Equity Fund's and International Core Equity Fund's policies, the Investment Managers effect transactions with those brokers and dealers whom they believe provide the most favorable prices and which are capable of providing efficient executions. If the Investment Managers believe such price and execution are obtainable from more than one broker or dealer, they may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolios, the Funds or the Investment Managers. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Managers from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Portfolios or Funds directly. While such services are useful and important in supplementing their own research and facilities, the Investment Managers believe the value of such services is not determinable and does not significantly reduce their expenses.

Consistent with the policies described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Investment Managers or their affiliates which are registered brokers. In order for such transactions to be effected, the commissions, fees or other remuneration received by the broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Investment Manager or its affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. In approving the use of an affiliated broker, the Board of Trustees of the Portfolios and the Board of Directors of the AHA Funds including a majority of the Independent Trustees/Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid are consistent with the foregoing standard.

The Board of Trustees of the Portfolios and Board of Directors of the AHA Funds have considered the possibilities of seeking to recapture, for the benefit of the Portfolios and the Funds, brokerage commissions and other expenses of portfolio transactions. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fees paid by the Portfolios or the Funds. After considering all factors deemed relevant, the trustees made a determination not to seek such recapture. The Board of Trustees and Board of Directors will reconsider this matter from time to time.

Brokerage commissions paid by the Funds (prior to conversion into feeder funds) for the last three fiscal years ending June 30, were:

                    LIMITED                                                  DIVERSIFIED
                   MATURITY         FULL MATURITY          BALANCED             EQUITY
    2001              -                   -                [TO COME]          [TO COME]
    2000              -                   -                 $63,031           $122,214
    1999              -                   -                 $85,615           $156,945

Historical data regarding commissions paid for the U.S. Growth Equity Fund and International Core Equity Fund is not available as the Funds have not yet commenced operations.

Brokerage commissions allocated for research services during the fiscal year ended June 30, 2001 were [TO COME] by the Balanced Fund (prior to conversion into feeder funds) (in transactions having an aggregate value of [TO COME] and [TO COME] by the Diversified Equity Fund (in transactions having an aggregate value of [TO COME].

During the fiscal year ended June 30, 2001, the Funds held securities of Bear Stearns Companies, Inc. ("Bear Stearns"); Chase Manhattan; Fleet Boston Financial Corporation; Heller Financial; J.P. Morgan Chase & Company ("J.P. Morgan"); John Hancock Financial Services; Lehman Brothers Incorporated ("Lehman Brothers"); Merrill Lynch & Company ("Merrill Lynch"); PNC Financial; Salomon Brothers; and Wells Fargo Company ("Wells Fargo") which are companies which may be deemed to be the Fund's "regular brokers or dealers," as defined by Rule 10b-1 under the 1940 Act, or the parents of such brokers or dealers.

Aggregate holdings, as of June 30, 2001, were as follows:

                                   BROKER/DEALER                         MARKET VALUE
                         Bear Stearns                                    $   996,451
                         Chase Manhattan                                 $    31,443
                         Fleet Boston Financial Corporation              $ 1,668,371
                         Heller Financial                                $   173,163
                         J.P. Morgan                                     $   237,745
                         John Hancock Financial Services                 $    23,829
                         Lehman Brothers Inc.                            $ 1,157,320
                         Merrill Lynch                                   $   906,911
                         PNC Financial                                   $    27,111

                                   BROKER/DEALER                         MARKET VALUE
                         Solomon Brothers                                $   199,850
                         Wells Fargo                                     $ 1,170,884

                               PORTFOLIO TURNOVER

There are no fixed limitations regarding portfolio turnover. Although the Portfolios and Funds generally do not trade for short-term profits, securities may be sold without regard to the time they have been held when investment considerations warrant such action. As a result, under certain market conditions, the turnover rate for a particular Portfolio or Fund will be higher than that of other investment companies and portfolios with similar investment objectives. It is estimated that the portfolio turnover rates of the Limited Maturity Fixed Income Master Portfolio, the Full Maturity Fixed Income Master Portfolio will not exceed 350%. The turnover rates of these Portfolios reflect the effect of their policies to alter their maturity structures in response to market conditions. It is estimated that the turnover rate for the fixed income segment of the Balanced Master Portfolio will not exceed 200%, and that the portfolio turnover rate of the equity segment of the Balanced Master Portfolio and the Diversified Equity Master Portfolio will not exceed 150%. The Balanced Master Portfolio's assets may be shifted between fixed income and equity securities, but it is estimated that overall portfolio turnover rate of this Portfolio will not exceed 200%. It is estimated that the turnover rate for the U.S. Growth Equity Fund and International Core Equity Fund will not exceed 150%.

Decisions to buy and sell securities are made by the Investment Managers for the assets assigned to them. Investment Managers make decisions to buy or sell securities independently from other Investment Managers. Thus, one Investment Manager may sell a security while another Investment Manager for the same Portfolio or Fund is purchasing the same security. In addition, when an Investment Manager's services are terminated, the new Investment Manager may restructure the Portfolio or Fund. These practices may result in higher portfolio turnover rates. Brokerage costs are commensurate with the rate of portfolio activity so that a Portfolio or Fund with higher turnover may incur higher brokerage costs.

                        DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of each class of the Funds is determined by dividing each class's total net assets by the number of that class's outstanding shares. Each Fund that invests in a Portfolio will value its holdings (i.e., shares of a Portfolio) at their fair value, which will be based on the daily net asset value of the Portfolio. The net income of these Funds will be determined at the same time and on the same days as the net income of the Portfolios are determined, which would be the same time and days that each Fund uses for this purpose.

The value of the securities in the underlying Portfolios and Funds are determined based on the last sale price on the principal exchange on which the securities are traded as of the time of valuation. Absent any reported sale on the principal exchange at the time of valuation, the securities are valued at the last current sales price on a secondary exchange. In the absence of any sale on the valuation date, the securities are valued at the closing bid price. Securities traded only on over-the-counter markets generally are valued at closing over-the-counter bid prices. Securities that are primarily traded on foreign securities exchanges generally are valued at their closing values on the exchange. Bonds are valued at the mean of the last bid and asked prices. In the absence of readily available market quotations (or when, in the view of the Investment Manager, available market quotations do not accurately reflect a security's fair value), securities are valued at their fair value as determined by the Master Fund's Board of Trustees or AHA Fund's Board of Directors. Prices used for valuation of securities are provided by independent pricing services. Debt obligations with remaining maturities of 60 days or less generally are valued at amortized cost.

Net asset value is computed at the close of the regular trading session on the New York Stock Exchange ("NYSE") on each day the NYSE is open for business that is not bank holiday. The NYSE currently observes the following holidays: New Year's Day; Martin Luther King's Birthday (third Monday in January); Presidents' Day (third Monday in February); Good Friday (Friday before Easter); Memorial Day (last Monday in May); Independence Day; Labor Day (first Monday in September); Thanksgiving Day (last Thursday in November); and Christmas Day.

                             PERFORMANCE INFORMATION

From time to time the Funds may make available certain information about the performance of some or all classes of shares or some or all of the Funds or Portfolios.

TOTAL RETURN

From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of a fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

         Average Annual Total Return is computed as follows:

                                n
                  ERV = P(1 + T)

         Where:    "P"       =      a hypothetical initial investment of $1,000
                   "T"       =      average annual total return
                   "n"       =      number of years
                   "ERV"     =      ending redeemable value of the
                                    hypothetical $1,000 initial
                                    investment made at the beginning of
                                    the period, at the end of the period
                                    (or fractional portion thereof).

For example, the Total Return and Average Annual Total Return on a $1,000 investment in a Fund for Class I Shares for the period July 1, 2000 through June 30, 2001 was as follows:

           FUND                                                      TOTAL RETURN       AVERAGE ANNUAL TOTAL RETURN
Limited Maturity Fixed Income
         1 year                                                           9.17%                    9.17%
         5 year                                                        [to come]%                  6.04%
         10 year                                                       [to come]%                  6.03%

Full Maturity Fixed Income
         1 year                                                          10.61%                   10.61%
         5 year                                                        [to come]%                  7.03%
         10 year                                                       [to come]%                  7.31%

Balanced
         1 year                                                           6.21%                    6.21%
         5 year                                                        [to come]%                 12.45%
         10 year                                                       [to come]%                 12.28%

Diversified Equity
         1 year                                                           1.17%                    1.17%
         5 year                                                        [to come]%                 15.87%
         10 year                                                       [to come]%                 15.86%

Total Return and Average Annual Total Return are calculated in the same way as for Class I Shares as for Class A and Institutional Servicing Class Shares. The performance of Class I Shares is expected to be different from the performance of Class A Shares because the Class A Shares impose sales charges and the overall expenses allocated to the classes are different. The performance of Class I Shares is expected to be different from the performance of the Institutional Servicing Class Shares because the Institutional Servicing Class may impose shareholder servicing fees. Because the expense ratio for Class I Shares is expected to be lower than Class A Shares and Institutional Servicing Class Shares, the Total Return and Average Annual Total Return of Class I Shares are expected to be greater than for Class A and Institutional Servicing Class Shares.

The returns shown above assume reinvestment of dividends and distributions. Past performance is not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

YIELD

Quotations of yield for the Limited Maturity Fixed Income Master Portfolio and Full Maturity Fixed Income Master Portfolio are computed by dividing net investment income per share earned during the period of the quotation by net asset value per share on the last day of the period, according to the following formula:

                                                6
                            YIELD = 2 [(a-b + 1)  - 1]
                                        ---
                                        cd

         Where:   "a"   =   dividends and interest earned during the period
                  "b"   =   expenses accrued for the period (net of any
                            reimbursements)
                  "c"   =   the average daily number of shares outstanding
                            during the period that were entitled to receive
                            dividends
                  "d"   =   net asset value per share on the last day of the
                            period

The Fund's yields for Class I Shares for the one month period ended June 30, 2001 were as follows:

                       FUND                               YIELD
                       ----                               -----
              Limited Maturity Fixed Income             [To Come]%

              Full Maturity Fixed Income                [To Come]%

Class A and Institutional Servicing Class Shares also bear the expenses of distribution fees paid to Quasar. As a result, at any given time, net yield could be lower than the yield of the Class I Shares.

The yield of a Fund will vary from time to time depending on market conditions, the composition of the corresponding Portfolio's investment portfolio and the Funds' operating expenses allocated to that Fund or its classes of shares. These factors and possible differences in the methods used in calculating the yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to change in the value of a Fund's various classes of shares. These yields do not take into account any applicable sales charges.

In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts or investment vehicles managed by CCM Advisors, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from those of the Funds. A Fund's return may also be compared to the cost of living (measured by the Consumer Price Index) or the return of various categories of investments (as measured by Ibbotson Associates or others) over the same period. In addition to performance rankings, each Fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. Comparison of a Fund to an alternative investment should consider differences in features and expected performance.

The Funds may quote or reprint financial or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and CCM Advisors' services and products. CCM Advisors may provide information designed to clarify investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting. Materials may also include discussions of other products and services offered by CCM Advisors.

The Funds may quote various measures of the volatility and benchmark correlation of the Funds in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare a Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the Fund may also discuss or illustrate examples of interest rate sensitivity.

                       PURCHASES AND REDEMPTIONS OF SHARES

Purchases and redemptions are discussed in the prospectus under the headings "How to Buy Shares," and "How to Sell Shares." All of that information is incorporated herein by reference.

Shares of each Fund may be purchased or redeemed through certain financial services companies, some of which may charge a transaction fee. Each Fund may authorize from time to time certain financial services companies, broker-dealers or their designees ("authorized agents") to accept share purchase and redemption orders on its behalf. For purchase orders placed through an authorized agent, a shareholder will pay a Fund's NAV per share (SEE "NET ASSET VALUE," BELOW) next computed after the receipt by the authorized agent of such purchase order, plus any applicable sales charges and transaction charges imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order, less any sales charges and redemption fees imposed by the agent.

In some instances, an authorized agent or other financial services company may not charge any transaction fees directly to investors in a Fund. However, for accounting and shareholder servicing services provided by such a company with respect to Fund shares held by that company for its customers, the company may charge a fee based on a percentage of the annual average value of those accounts.

Class I and Institutional Servicing Class shareholders are also eligible to participate in the American Hospital Association Investment Program (the "Program"), a service provided by CCM Advisors that offers participants individualized asset management consultation to assist in determining an appropriate investment program. SEE "THE PROGRAM."

                                     SHARES

The AHA Funds' presently authorized capital is 700,000,000 shares. Interests in the AHA Funds are represented by shares of common stock, $.01 par value, with interests in each of the Funds represented by a separate series of such stock. Under the AHA Funds' Articles of Incorporation, the Board of Directors may increase the authorized shares, establish additional series (with different investment objectives and fundamental policies), establish additional classes of the Funds, and redesignate unissued shares among the series. Establishment of additional series will not alter the rights of the Funds' shareholders and additional classes within any series would be used to distinguish among the rights of different categories of shareholders.

Each share of each series represents an equal proportionate interest in the Fund represented by such shares, without any priority or preference over other shares of the same series. All consideration received for the sales of shares of a particular series, all assets in which such consideration is invested, and all income, earnings and profits derived therefrom is allocated and belongs to that series. As such, the interest of shareholders in a particular Fund is separate and distinct from the interest of shareholders of the other Funds, and shares of a Fund are entitled to dividends and distributions only out of the net income and gains, if any, of that Fund as declared by the Board of Directors.

Each share of a Fund class is entitled to participate pro rata in any dividends and other distributions declared by the Board of Directors with respect to that share class, and all shares of a Fund have proportionate rights in the event of liquidation of that Fund.

Each shareholder is entitled to a full vote for each full share held (and fractional votes for fractional shares) on any matter presented to shareholders. Shares of the Funds will vote separately as individual series when required by the 1940 Act or other applicable law or when the Board of Directors determines that the matter affects only the interests of one or more Funds, such as, for example, a proposal to approve an amendment to that Fund's Management Agreement, but shares of all Funds vote together, to the extent required by the 1940 Act, in the election or selection of directors and independent accountants.

Voting rights are not cumulative, which means that that the holders of more than 50% of the shares voting for the election of directors can, if they choose, elect all directors being elected, while the holders of the remaining shares would be unable to elect any directors.

Under Maryland law, the AHA Funds are not required and therefore does not intend to hold annual meetings of shareholders. However, the directors may call annual or special meetings of shareholders as may be required by the 1940 Act, Maryland law, or the Articles of Incorporation, or as they otherwise deem necessary or appropriate. In addition, the By-Laws of the AHA Funds contain procedures under which a director may be removed by the written declaration or vote of the holders of two-thirds of the AHA Funds' outstanding shares at a meeting called for that purpose upon the request of the shareholders whose interests represent 10% of the Fund's outstanding shares.

                                   THE PROGRAM

CCM Advisors has entered into an agreement with AHA and its wholly-owned subsidiary, AHA Financial Solutions, Inc. ("AHA-FSI"), which provides for the licensing of AHA's service marks to CCM Advisors and for AHA's sponsorship and endorsement of the Program (as described below). Pursuant to this agreement, AHA-FSI will provide certain additional services, including providing support for CCM Advisors' marketing of the Program and the Funds. CCM Advisors will pay licensing fees of $100,000 per year to AHA-FSI and a one-time start-up fee of $36,000. For marketing support, CCM Advisors will pay compensation on a quarterly basis to AHA-FSI at the following rates (as a percentage of the Funds' average daily net assets for the quarter): 0.0125% if net assets of the Funds are below $330 million; 0.01875% if net assets of the Funds are between $330 million and $500 million; and 0.2125% if net assets of the Fund are in excess of $500 million. The annual percentage rates used to determine compensation payable by CCM Advisors to AHA-FSI will increase if certain asset growth targets are not met for the Funds. These fees and other compensation are paid by CCM Advisors to AHA-FSI and will not be paid by the Funds or increase fees payable by participants in the Program. CCM Advisors has also agreed to support two designees of either the AHA or AHA-FSI to serve as directors of the Funds. Generally since inception of the Funds, two of its directors have been officers of the AHA.

The Funds have acknowledged that the name "AHA" is a property right of AHA and that its right to use that name is non-exclusive. The Funds also have acknowledged that both AHA and CCM Advisors have the right to withdraw from the Funds the right to use the name "AHA."

The Program is a service offered by CCM Advisors pursuant to arrangements with American Hospital Association Services, Inc. and is available to American Hospital Association member hospitals and their affiliated organizations, including employee benefit plans and hospital insurance funds ("Member Organizations"). To become a participant, a Member Organization must enter into a Program Services Agreement ("Program Agreement") with CCM Advisors and must own shares. Other hospital associations affiliated with AHA and their sponsored and affiliated organizations are also eligible to become participants by entering into Program Agreements.

Under the Program Agreement, participants receive individualized asset management consulting services to assist in determining an appropriate investment program for their specific needs. CCM Advisors consults with each participant to help it define its investment objectives, desired returns and tolerance for risk, and develops a plan for the allocation of the participant's assets among different asset classes. Participants can implement their investment programs by investing in shares of the Funds, as described below, and may change the allocation of assets among the Funds or withdraw assets from the Funds at any time by redeeming shares. The Funds pay no fees to CCM Advisors for this Program. Instead, the Funds take actions necessary to permit the offering of Fund shares in the jurisdictions that CCM Advisors requests in order to enable organizations that have entered into Program Agreements to purchase Fund shares.

                                      TAXES

The AHA Funds intend that each Fund will qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and thus not be subject to federal income taxes on amounts which it distributes to shareholders. If a Fund should fail to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay taxes on any income and realized capital gains, reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund's shareholders.

In order to qualify as a regulated investment company, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currency, or certain other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in stock, securities, or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of each Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities (for this purpose such other securities will qualify only if each Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of each Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers which each Fund controls and which are engaged in the same, similar or related trades or businesses.

In order to maintain the qualification of each Fund as a regulated investment company, the AHA Funds may, in its business judgment, restrict a Fund's ability to invest in certain financial instruments. For the same reason, the AHA Funds may, in its business judgment, require each Fund to maintain or dispose of an investment in certain types of financial instruments before or after the time when it might otherwise be advantageous to do so.

Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirement. Each Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

Investment in debt obligations that are at risk or in default present special tax issues for the Fund that may hold such obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and avoid becoming subject to federal income or excise tax.

Distributions from each Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described in the Funds' prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 (or equivalent form) or authorized substitute is on file, to backup withholding on certain other payments from a Fund. The backup withholding percentage is currently 30.5% and will decrease to 30% in 2002 and 2003, 29% in 2004 and 2005, and 28% thereafter until 2011, when it will revert to 31% unless amended by Congress. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in a Fund. The Funds generally do not accept investments by non-U.S. investors.

                             MASTER/FEEDER STRUCTURE

The Board of Directors has approved the Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Balanced Fund and Diversified Equity Fund (collectively, the "Feeder Funds") to invest substantially all of their assets in other open-end management investment companies having the same investment objective and substantially similar investment policies and restrictions (a "Master/Feeder Structure").

The Feeder Funds are "feeder funds" in the Master/Feeder Structure which means that all of the assets of each Feeder Fund are invested in a corresponding Portfolio of the Master Fund. The Feeder Funds have transferred their assets in exchange for shares of beneficial interest in a corresponding Portfolio of the Master Fund having the same net asset value as the value of the assets transferred.

The Feeder Funds pursue their investment objectives through their investments in the Master Fund rather than through direct investments in the types of securities dictated by their investment objectives and policies. Each Portfolio of the Master Fund, whose shares may be offered to other feeder funds or other investors in addition to the Feeder Funds, invests in the same types of securities in which the Feeders Funds would have directly invested. However, the expense ratios, yields and total returns of other investors in the Portfolios of each Master Fund may differ to those of the Feeder Funds due to differences in Feeder Fund expenses.

The Board of Directors has the authority to convert the U.S. Growth Equity Fund and International Core Equity Fund to feeder funds in a Master/Feeder Structure. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs.

By investing substantially all of its assets in a Portfolio, a feeder fund could expect to be in a position to realize directly or indirectly certain economies of scale, in that a larger investment portfolio resulting from multiple feeder funds is expected to achieve a lower ratio of operating expenses to net assets. A Portfolio may be offered to an undetermined number of other feeder funds. However, there can be no assurance that any such additional investments in a Portfolio by other feeder funds will take place. Additionally, smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

If a Portfolio becomes smaller due to feeder funds withdrawing their assets, the Portfolio may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

A Fund may withdraw its investments in a Portfolio at any time if the Board of Directors determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with its investment objective and policies.

Whenever a Fund is asked to vote on a proposal by the Master Fund, the Fund will hold a meeting of its shareholders if required by applicable law or its policies, and cast its vote with respect to the Master Fund in the same proportion as its shareholders vote on the proposal.

Investments in a Portfolio have no preemptive or conversion rights and are fully paid and non-assessable, except as set forth below. Similar to the Funds, the Master Fund is not required to hold annual meetings of its shareholders, but it is required to hold special meetings of shareholders when, in the judgement of its trustees, it is necessary or desirable to submit matters for a shareholder vote. Other shareholders in the Portfolios have rights similar to those of Fund shareholders; under certain circumstances (e.g., upon application and submission of certain specified documents to the Board of Trustees of the Master Fund by a specified number of investors), they have the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more of the Master Fund's trustees. Shareholders also have the right to remove one or more trustees, without a meeting, by a declaration in writing by a specified number of shareholders. Upon liquidation of a Portfolio of the Master Fund, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to shareholders.

Each Portfolio shareholder is entitled to one vote in proportion to the share of its investment in the Portfolio. Investments in the Portfolio are not transferable, but a shareholder (such as a Fund) could redeem all or any portion of its investment at any time at net asset value.

Certain changes in a Portfolio's fundamental investment policies or restrictions, or a failure by a Fund's shareholders to approve such change in the Portfolio's investment restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

                                OTHER INFORMATION

CUSTODIAN AND TRANSFER AGENT

Firstar Bank Milwaukee, N.A. ("Firstar"), 615 East Michigan Avenue, Milwaukee, Wisconsin, serves as custodian for the securities and other assets of the Funds. Firstar is responsible for, among other things, safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collection interest and dividends on the Funds' investments. Firstar Mutual Fund Services, LLC performs transfer agency, dividend disbursing and portfolio accounting services for the Funds.

INDEPENDENT ACCOUNTANTS

Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois, serves as the Funds' independent public accountants. The independent accountants: (i) audit and report on the Funds' financial statements; (ii) provide assistance and consultation in connection with Securities and Exchange Commission filings; and
(iii) review the annual income tax returns filed on behalf of the Funds.

FINANCIAL STATEMENTS

[TO COME]

                                    APPENDIX


           Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Inc. and IBCA Limited ("IBCA"):

                           S&P Bond Ratings

"AAA"

         Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


"AA"

         Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A"

         Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

"BBB"

         Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

                           S&P Commercial Paper Ratings


         The designation "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

                           Moody's Bond Ratings

"Aaa"

         Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"

         Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"

         Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"

         Bonds which are rated "Baa" are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

                           Moody's Commercial Paper Ratings

         The rating ("P-1") Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or relating supporting institutions) rated ("P-2") Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                           Fitch Bond Ratings

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

"AAA"

         Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


"AA"

         Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".


"A"

         Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB"

         Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

                            Fitch Short-Term Ratings


         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

"F-1+"

           Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"

         Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

"F-2"


         Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.


DUFF BOND RATINGS

"AAA"

         Bonds rated "AAA" are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

"AA"

         Bonds rated "AA" are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

"A"

         Bonds rated "A" have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

"BBB"

         Bonds rated "BBB" are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position of a credit within the rating category.

                          Duff Commercial Paper Ratings


         The rating "Duff-1" is the highest commercial paper rating assigned by Duff. Paper rated "Duff-1" is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated "Duff-2" is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

                         IBCA Bond and Long-Term Ratings


         Obligations rated "AAA" by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated "AA" by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

                  IBCA Commercial Paper and Short-Term Ratings


         The designation "A1" by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated "A1+" are supported by the highest capacity for timely repayment. Obligations rated "A2" are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                    IBCA International and U.S. Bank Ratings


         An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from "1" through "5," address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from "A" through "E," represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

                      AHA U.S. GOVERNMENT MONEY MARKET FUND


                       STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 2001



                        190 S. LaSalle Street, Suite 2800
                                Chicago, IL 60603
                                 (800) 445-1341

This Statement of Additional Information ("SAI") is not a prospectus but provides information that you should read in conjunction with the AHA U.S. Government Money Market Fund prospectus (the "Prospectus") dated the same date as this Statement of Additional Information. No information is incorporated by reference into this SAI. You may obtain a copy of the Prospectus at no charge by writing or telephoning the AHA Investment Funds, Inc. (the "AHA Funds") at the address or telephone number shown above.

                                TABLE OF CONTENTS

                                                                          PAGE

INFORMATION ABOUT THE FUND...............................................    2
INVESTMENT OBJECTIVE.....................................................    3
INVESTMENT TECHNIQUES AND RISKS..........................................    3
INVESTMENT POLICIES AND RESTRICTIONS.....................................    9
INVESTMENT IN ANOTHER MONEY MARKET FUND..................................   11
DIRECTORS AND OFFICERS...................................................   13
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...............................   15
INVESTMENT ADVISORY AGREEMENTS...........................................   16
SECURITIES ACTIVITIES OF THE SUBADVISER..................................   17
PORTFOLIO TRANSACTIONS...................................................   18
PORTFOLIO TURNOVER.......................................................   19
DETERMINATION OF NET ASSET VALUE.........................................   19
PERFORMANCE INFORMATION..................................................   20
PURCHASE AND REDEMPTION OF FUND SHARES...................................   23
DISTRIBUTION EXPENSES....................................................   23
OTHER SERVICE PROVIDERS..................................................   24
TAXES....................................................................   24
CODE OF ETHICS...........................................................   26
SHARES...................................................................   26
APPENDIX.................................................................   A-1

                           INFORMATION ABOUT THE FUND

         The AHA Investment Funds (the "AHA Funds") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The AHA Funds was incorporated on March 14, 1988 under the laws of Maryland and is currently comprised of seven funds. The AHA U.S. Government Money Market Fund (the "Fund") is covered in this Statement of Additional Information. The AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund, AHA Balanced Fund, AHA Diversified Equity Fund, AHA U.S. Growth Equity Fund and AHA International Core Equity Fund are offered through a separate prospectus and SAI.

         The Fund currently offers one class of shares - Class I Shares. Class I Shares are currently offered only to participants in the American Hospital Association Investment Program, member hospitals of the American Hospital Association ("AHA"), as well as their affiliated organizations and organizations within the healthcare industry and are not available to individuals. Class I shares are offered through the Fund's Distributor without any sales charge.

         The Fund is "diversified" as that term is defined in the 1940 Act. CCM Advisors, LLC ("CCM Advisors" or the "Investment Adviser") is the investment adviser to the Fund and _____________ (the "Subadviser") is responsible for the day-to-day investment operations of the Fund.

                              INVESTMENT OBJECTIVE

         The investment objective of the Fund is set forth and described in the Prospectus. The investment objective of the Fund may be changed by the Board of Directors without the approval of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. Should the investment objective of the Fund change, the Fund will provide investors with sixty days prior notice of the change.

                         INVESTMENT TECHNIQUES AND RISKS

         The Fund invests only in instruments denominated in U.S. dollars that the Subadviser, under the supervision of the Fund's Board of Directors and the Investment Adviser, determine present minimal credit risk and are, at the time of acquisition, either:

         1. rated in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized statistical rating organizations ("NRSROs") (i.e., Standard & Poors ("S&P") and Moody's Investors Service, Inc. ("Moody's"), or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument (requisite NRSROs); or

         2. in the case of an unrated instrument, determined by the Subadviser, under the supervision of the Fund's Board of Directors and Investment Adviser, to be of comparable quality to the instruments described in paragraph 1 above; or

         3. issued by an issuer that has received a rating of the type described in paragraph 1 above on other securities that are comparable in priority and security to the instrument.

         Pursuant to Rule 2a-7 under the 1940 Act, securities which are rated (or that have been issued by an issuer that has been rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such security) in the highest short-term rating category by at least two NRSROs are designated "First Tier Securities." Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest short-term category by at least two NRSROs, are designated "Second Tier Securities." See APPENDIX for a description of the ratings used by NRSROs.

         Pursuant to Rule 2a-7 under the 1940 Act, the Fund may not invest more than 5% of its assets taken at amortized cost in the securities of any one issuer (except the U.S. Government, including repurchase agreements collateralized by U.S. Government Securities (discussed below)). The Fund may, however, invest up to 25% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Fund may not make more than one such investment at any time.

         Further, the Fund will not invest more than the greater of (i) 1% of its total assets; or (ii) one million dollars in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 5% of its total assets in securities that were Second Tier Securities when acquired.

U.S. GOVERNMENT SECURITIES

         The Fund may purchase securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities"). Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks),
(c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. Accordingly, securities issued by an agency are subject to default, and are also subject to interest rate and prepayment risks.

         U.S. Government Securities may also include zero coupon securities. Zero coupon securities are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity, and, for this reason, may trade at a deep discount from their face or par value and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. With zero coupon securities there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With zero coupon securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument's purchase price and its value at maturity.

         Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (a) securities for which the payment of principal and interest is backed by a guarantee of, or an irrevocable letter of credit issued by, the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

         The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors. The prepayment experience of the mortgages underlying mortgage-related securities, such as obligations issued by the Government National Mortgage Association, may affect the value of, and return on, an investment in such securities.

REPURCHASE AGREEMENTS

         Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion and primary U.S. Government securities dealers as recognized by the Federal Reserve Bank of New York. The Fund may only enter into repurchase agreements fully collateralized by U.S. Government Securities. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed 102% of the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed 102% of the value of the repurchase agreement. The collateral securing the seller's obligation will be held by the Custodian or in the Fund's account in the Federal Reserve Book Entry System. The Fund will not enter into a repurchase agreement not terminable within seven business days if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

         For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Subadviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed 102% of the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

STRIPS

         STRIPS are U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, Government National Mortgage Association Certificates purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, the Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

         STRIPS do not entitle the holder to periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

FLOATING AND VARIABLE RATE OBLIGATIONS

         The Fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. These adjustments tend to decrease the sensitivity of the security's market value to changes in interest rates. The Subadviser will monitor, on an ongoing basis, the ability of an issuer of a floating or variable rate demand instrument to pay principal and interest on demand. The Fund's right to obtain payment at par on a demand instrument could be affected by events (occurring between the date the Fund elects to demand payment and the date payment is due) that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund's Custodian subject to a sub-custodian agreement between the bank and the Fund's Custodian.

         The floating and variable rate obligations that the Fund may purchase include certificates of participation in such obligations purchased from banks. A certificate of participation gives a Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. The Fund may invest in certificates of participation even if the underlying obligations carry stated maturities in excess of thirteen months upon compliance with certain conditions contained in a rule of the Securities and Exchange Commission (the "Commission"). The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.

         Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in prevailing market interest rates or changes in the issuer's creditworthiness.

         A floating or variable rate instrument may be subject to the Fund's percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days.

DELAYED SETTLEMENT TRANSACTIONS

         The Fund will make commitments to purchase securities on a When-Issued ("WI") or To-Be-Announced ("TBA") basis. Obligations issued on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. In a to-be-announced transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities. The Fund will only make commitments to purchase obligations on a when-issued or to-be-announced basis with the intention of actually acquiring the obligations, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. The Fund intends to invest less than 5% of its net assets in securities purchased on this basis, and the Fund will not enter into a delayed settlement transaction which settles in more than 120 days.

         In connection with these investments, the Fund will direct the Custodian to place liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a WI or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a WI or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a WI or TBA basis, there will be a possibility that the market value of the Fund's assets will have greater fluctuation. The purchase of securities on a WI or TBA basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

         When the time comes for the Fund to make payment for securities purchased on a WI or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a WI or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation).

LOANS OF PORTFOLIO SECURITIES

         The Fund may from time to time lend securities that it holds to brokers, dealers and financial institutions. Such loans will be secured by collateral in the form of cash or United States Treasury securities, or other liquid securities as permitted by the Commission, which at all times while the loan is outstanding, will be maintained in an amount at least equal to the current market value of the loaned securities. The Fund will continue to receive interest and dividends on the loaned securities during the term of the loan, and, in addition, will receive a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. The Fund also will receive any gain or loss in the market value of loaned securities and of securities in which cash collateral is invested during the term of the loan.

         The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the Fund. The Fund will not have the right to vote securities on loan, but would terminate a loan and regain the right to vote if the Board of Directors deems it to be necessary in a particular instance.

         For tax purposes, the dividends, interest and other distributions which the Fund receives on loaned securities may be treated as other than qualified income for the 90% test. (See TAXES--GENERAL TAX INFORMATION.) The Fund intends to lend portfolio securities only to the extent that this activity does not jeopardize its status as a regulated investment company under the Code.

         The primary risk involved in lending securities is that the borrower will fail financially and return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loan. The borrower would be liable for the shortage, but the Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, the Fund will make loans of securities only to firms the Subadviser (under the supervision of Investment Adviser and the Board of Directors) deems creditworthy.

BORROWING AND PLEDGING

         The Fund may borrow money from banks (provided there is 300% asset coverage) or other persons for temporary purposes. The Fund may pledge assets in connection with borrowings, but the Fund will not pledge more than one-third of its assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. The Fund's policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding securities.

         The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Board of Directors determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Board of Directors separately consider the propriety of any fee shared by the placing broker with the borrower and that the fees are not used to compensate the Investment Adviser or Subadviser or any affiliated person of the Fund or an affiliated person of the Investment Adviser or Subadviser. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire the loaned securities on five days' written notice or in time to vote on any important matter.

                      INVESTMENT POLICIES AND RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

         The Fund is subject to certain fundamental restrictions on its investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Fund.

         1. INDUSTRY CONCENTRATION. The Fund will not purchase a security, other than Government Securities, if as a result of such purchase 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in any one industry. Notwithstanding anything herein to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

         2. INTERESTS IN REAL ESTATE. The Fund will not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate).

         3. UNDERWRITING. The Fund may not engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security and except that the Fund may invest in another registered investment company with the same investment objective and substantially similar investment policies.

         4. BORROWING. The Fund will not borrow money, except that, for temporary purposes: (a) the Fund may borrow from banks (as defined in the 1940
Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) the Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

         5. LENDING. The Fund will not lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Fund's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; (c) participation in an interfund lending program among funds having a common investment adviser or distributor to the extent permitted by applicable law and (d) loans of securities as permitted by applicable law.

         6. COMMODITIES. The Fund will not purchase or sell commodities or commodity contracts.

         7. SENIOR SECURITIES. The Fund will not issue senior securities except to the extent the activities permitted in Fundamental Restriction No. 5 may be deemed to give rise to a senior security.

         8. SECURITIES OF REGISTERED INVESTMENT COMPANIES. As a matter of fundamental policy, none of the foregoing investment policies or restrictions of the Fund shall prohibit the Fund from investing all or substantially all of its assets in the shares of one or more registered open-end investment company having the same investment objective and substantially similar investment policies.

NON-FUNDAMENTAL RESTRICTIONS

         The Fund also has adopted the following additional investment restrictions applicable to the Fund. These are not fundamental and may be changed by the Board of Directors without shareholder approval.

         1. DIVERSIFICATION. The Fund will not purchase any security, other than Government Securities or securities of a registered investment company with the same investment objective and substantially similar investment policies, if as a result of such purchase more than 5% of the value of the Fund's assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities, or of any class of securities, of any one issuer.

         2. MARGIN PURCHASES. The Fund may not purchase any securities on margin or sell securities short. The Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

         3. PLEDGING ASSETS. The Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except as may be necessary in connection with borrowings mentioned in fundamental restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets, taken at market value at the time thereof.

         4. ILLIQUID SECURITIES. The Fund will not invest in illiquid securities, including certain repurchase agreements or time deposits maturing in more than seven days, if, as a result thereof, more than 10% of the value of its net assets would be invested in assets that are either illiquid.

         5. OPTIONS, FUTURES AND WARRANTS. The Fund may not invest in options, futures contracts, options on futures contracts or warrants.

         Whenever any investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, subsequent percentage changes resulting from fluctuating asset values will not be considered a violation of such restrictions, except that at no time may the value of the illiquid securities held by the Fund exceed 10% of the Fund's net assets.

                     INVESTMENT IN ANOTHER MONEY MARKET FUND

MASTER/FEEDER FUND STRUCTURE

         The Board of Directors have the authority to permit the Fund to invest substantially all of its investable assets in another open-end management investment company having the same investment objective and substantially similar policies and restrictions (a "Master/Feeder Fund Structure"). Prior to any such actual investment, however, the Board of Directors would be required to approve the transaction and will notify shareholders.

         Although the Board of Directors has not determined that the Fund should convert to a Master /Feeder Fund Structure at this time, the Board of Directors believes it could be in the best interests of the Fund at some future date and could vote at some time in the future to convert the Fund into a "Feeder Fund," under which all of the assets of the Fund would be invested in a Master Fund. The Feeder Fund would transfer its assets to a Master Fund in exchange for shares of beneficial interest in the Master Fund having the same net asset value as the value of the assets transferred. (The ownership interests of the Fund's shareholders would not be altered by this change.)

         Any Master Fund in which the Fund would invest would be registered as an open-end management investment company under the 1940 Act and would be required to have the same investment objective and substantially similar policies and restrictions as the Fund. Accordingly, by investing in a Master Fund, the Fund would continue to pursue its then current investment objective and policies in substantially the same manner, except that it would pursue that objective through its investment in the Master Fund rather than through direct investments in the types of securities dictated by its investment objectives and policies. The Master Fund, whose shares could be offered to other feeder funds or other investors in addition to the Fund, would invest in the same type of securities in which the Fund would have directly invested, providing substantially the same investment results to the Fund's shareholders. However, the expense ratios, the yields, and the total returns of other investors in the Master Fund may be different from those of the Fund due to differences in fund expenses.

         By investing substantially all of its assets in a Master Fund, the Fund could expect to be in a position to realize directly or indirectly certain economies of scale, in that a larger investment portfolio resulting from multiple Feeder Funds could achieve a lower ratio of operating expenses to net assets. A Master Fund may be offered to an undetermined number of other Feeder Funds. However, there can be no assurance that any such additional investments in a Master Fund by other Feeder Funds will take place.

         If the Fund invests substantially all of its assets in a Master Fund, the Fund no longer would require portfolio management services. For this reason, if the Board of Directors were to convert the Fund into a Feeder Fund, the existing investment advisory agreements between the Fund and the Adviser and Subadviser would be terminated.

         The Fund would be permitted to withdraw its investment in a Master Fund at any time if the Board of Directors determined that it was in the best interests of the shareholders of the Fund to do so or if the investment policies or restrictions of the Master Fund were changed so that they were inconsistent with the policies and restriction of the Fund. Upon any such withdrawal, the Board of Directors of the Fund would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity having substantially the same investment objective as the Fund or the retaining of an investment adviser to directly invest the Fund's assets in accordance with its investment objective and policies.

         Whenever the Fund was asked to vote on a proposal by the Master Fund, the Fund would hold a meeting of its shareholders if required by applicable law or its policies, and cast its vote with respect to the Master Fund in the same proportion as its shareholders vote on the proposal.

         Once its assets were invested in a Master Fund, the Fund would value its holdings (I.E., shares issued by the Master Fund) at their fair value, which would be based on the daily net asset value of the Master Fund. The net income of the Fund would be determined at the same time and on the same days as the net income of the Master Fund is determined, which would be the same time and days that the Fund uses for this purpose.

         Investments in a Master Fund would have no preemptive or conversion rights and would be fully paid and non-assessable, except as set forth below. Similar to the AHA Funds, a Master Fund would not be required to hold annual meetings of its shareholders, but the Master Fund would be required to hold special meetings of shareholders when, in the judgment of its trustees, it is necessary or desirable to submit matters for a shareholder vote. Other shareholders in a Master Fund have rights similar to those of the Fund shareholders; under certain circumstances (E.G., upon application and submission of certain specified documents to the Board of Trustees by a specified number of investors), they have the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more of the Master Fund's trustees. Shareholders also have the right to remove one or more trustees, without a meeting, by a declaration in writing by a specified number of shareholders. Upon liquidation of a Master Fund, investors would be entitled to share pro rata in the net assets of the Master Fund available for distribution to shareholders.

         Each Master Fund shareholder would be entitled to a vote in proportion to the share of its investment in the Master Fund. Investments in a Master Fund would not be transferable, but a shareholder (such as the Fund) could redeem all or any portion of its investment at any time at net asset value.

         TAX CONSIDERATIONS. The implementation of a Master Fund/Feeder Fund structure is not expected to have any adverse tax effects on the Fund or its shareholders.

         The Fund would continue to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must meet certain income, distribution, and diversification requirements.

It is expected that the Fund's investment in a Master Fund would satisfy these requirements. Provided that the Fund meets these requirements and distributes all of its net investment income and realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, the Fund would not pay any Federal income or excise taxes. Any Master Fund would qualify and elect to be treated as a "partnership" under the Code and, therefore, would also not expect to be required to pay any Federal income or excise taxes. Income dividends and any capital gain distributions by a Master Fund to the Fund would be distributed by the Fund to its shareholders, and such payments would be subject to Federal and applicable state income taxes on the Fund's shareholders.

                             DIRECTORS AND OFFICERS

         The Board of Directors has overall responsibility for the conduct of the Fund's affairs.

         The Board of Directors and officers of the Fund, their addresses and dates of birth, their principal occupations for the last five years and their affiliations, if any, with the Investment Adviser and Quasar Distributors, LLC, the Fund's principal underwriter, are listed below. Unless otherwise noted, the address of each is 190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603.

NAME, DATE OF BIRTH AND       POSITION(S) HELD                 PRINCIPAL OCCUPATION(S) DURING PAST
ADDRESS                       WITH THE FUND                    FIVE YEARS
Anthony J. Burke,*            Director                         President, American Hospital Association
4/10/65                                                        Financial Solutions, Inc. since 1997; formerly,
One North Franklin                                             Marketing Development Director (1997 to 1998) of
Chicago, Illinois  60606                                       AHA Insurance Resources Inc.; prior thereto
                                                               President of A. Burke & Associates (a marketing
                                                               consulting firm).

Frank A. Ehmann,              Director                         Retired; Director, SPX Corp., since 1989;
12/23/33                                                       Director, American Healthways, (1989-present);
864 Bryant Avenue                                              Director, Genderm Corp. (1997-2000); formerly
Winnetka, Illinois  60093                                      Director and President, United Stationers.

Richard John Evans,*          Director                         Chief Financial Officer, American Hospital
6/27/52                                                        Association, since December 1999; formerly Vice
One North Franklin                                             President/Finance, American Hospital Association
Chicago, Illinois  60606                                       (1995-1999).

NAME, DATE OF BIRTH           POSITION(S) HELD                 PRINCIPAL OCCUPATION(S)
AND ADDRESS                   WITH THE FUND                    DURING PAST FIVE YEARS
James A. Henderson,           Vice President                   Vice President, Corporate Counsel and Assistant
12/2/41                                                        Secretary, American Hospital Association
190 South LaSalle Street,                                      (1984-present); Secretary, AHA Financial
Suite 2800                                                     Solutions, Inc. (1995-present); Secretary, Heath
Chicago, Illinois  60603                                       Forum, Inc. (1988 - present).

James B. Lee,                 Treasurer                        Director of Operations, Christian Brothers
4/4/62                                                         Investment Services, since 1999; formerly Program
190 South LaSalle Street,                                      Administrator, Hewitt Associates LLC (1990-1999).
Suite 2800
Chicago, Illinois  60603

Douglas D. Peabody, **        Director, President              Managing Director, CCM Advisors, since January
4/7/63                                                         2001; Managing Director, Convergent Capital
190 South LaSalle Street,                                      Management Inc. since 1999; Trustee, CCM Partner
Suite 2800                                                     Funds since 2001; formerly Principal, Eager
Chicago, Illinois  60603                                       Manager Advisory Services, (1991-1999).

John D. Oliverio,             Director                         Chief Executive Officer, President and Director,
11/14/52                                                       Wheaton Franciscan Services Inc., since February
26 West -                                                      1984; a Director of the following: Hewitt Series
171 Roosevelt Road                                             Trust, since 1998; Affinity Health Systems, since
Wheaton, Illinois 60189                                        1995; Covenant Health Care System, since 1989;
                                                               All Saints Health System, since 1992; Franciscan
                                                               Ministries, Inc., since 1998; United Health
                                                               System, since 1998.

Timothy G. Solberg, **        Director and Secretary           Managing Director, CCM Advisors, since 2001;
5/1/53                                                         formerly Director of Marketing and Client
190 South LaSalle Street,                                      Services, Hewitt Investment Group, a Division of
Suite 2800                                                     Hewitt Associates LLC.
Chicago, Illinois  60603

Thomas J. Tucker,             Director                         Retired; Trustee, Christus Health Pension, since
1/3/32                                                         December 1999; formerly Vice President, Incarnate
8 Rock Creek                                                   Word Health Services and related organizations.
Corpus Christi, Texas
78412

NAME, DATE OF BIRTH           POSITION(S) HELD                 PRINCIPAL OCCUPATION(S)
AND ADDRESS                   WITH THE FUND                    DURING PAST FIVE YEARS
John L. Yoder,                Director                         Vice President, Princeton Insurance Co., since
5/19/31                                                        1995.
19 Tankard
Washington Crossing,
Pennsylvania  18977

         *     Director who is affiliated with AHA.
         **    Director who is an "interested person" of the Fund, the
Investment Adviser or the Subadviser as defined in the 1940 Act.

         Directors, other than those who are affiliated with the Fund, the Fund's Investment Adviser or the Fund's distributor, receive $1,000 for each quarterly meeting of the Board of Directors attended and $500 for each special meeting of the Board of Directors attended and for any committee meeting (not held on the date of a quarterly Board meeting) attended, plus reimbursement of related expenses. Directors and officers of the Fund do not receive any benefits from the Fund upon retirement nor does the Fund accrue any expenses for pension or retirement benefits. Officers of the Fund and Directors who are interested persons of the Fund are also employees of CCM Advisors or the Subadviser.

         Each of the directors who are not "interested persons" (as defined by the 1940 Act) of the Fund serve as a member of the Board's Audit Committee. The Audit Committee makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit. The Board has no other committees.

         The following tables shows the compensation paid to those directors who are not "interested persons" of the Fund during the fiscal year ended June 30, 2001.

                                                    AGGREGATE COMPENSATION FROM
                     NAME OF DIRECTOR                        REGISTRANT
                     Frank A. Ehmann                           $6,000

                     John D. Oliverio                          $6,000

                     Thomas J. Tucker                          $6,000

                     John L. Yoder                             $6,000


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

         Because the Fund is a newly created series of the AHA Funds, there is no person who controls the Fund as of the date of this SAI.

                         INVESTMENT ADVISORY AGREEMENTS

BETWEEN THE FUND AND THE INVESTMENT ADVISER

         The duties and responsibilities of the Investment Adviser are specified in the Investment Management Agreement on behalf of the Fund between the Fund and the Investment Adviser. The Investment Management Agreement was initially approved by the Board of Directors of the Fund on July 2, 2001, and subsequently was approved by the sole shareholder of the Fund. The Investment Management Agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of the Fund or the Investment Adviser, or by vote of a majority of the outstanding shares of the Fund. The Investment Management Agreement provides that it shall continue in effect for two years and can thereafter be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding voting shares of the Fund and (b) by a majority vote of the Directors who are not parties to the Agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

         Subject to the supervision by the Fund's Board of Directors, the Investment Adviser is responsible for overseeing the day-to-day operations and business affairs of the Fund, including monitoring the performance of the Subadviser. The Fund pays the Investment Adviser an investment advisory fee of 0.10% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

         The Investment Adviser will reimburse the Fund, if and to the extent, the Fund's total annual operating expenses exceed 0.75% of the Fund's average net assets. This reimbursement arrangement is voluntary and may be terminated at any time.

         As described below, the Investment Adviser has engaged ___________as the investment subadviser for the Fund.

         The Investment Adviser is responsible for payment of all expenses it may incur in performing the services described. These expenses include costs incurred in providing investment advisory services, compensating and furnishing office space for officers and employees of the Investment Adviser, and the payment of any fees to interested Directors of the Fund. The Investment Adviser provides all executive, administrative, clerical and other personnel necessary to operate the Fund and pays the salaries and other employment related costs of employing those persons. The Investment Adviser furnishes the Fund with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space facilities and equipment. All other expenses incurred in the organization of the Fund or of any new series of the Fund, including legal and accounting expenses and costs of the initial registration of securities of the Fund under federal and state securities laws, are also paid by the Investment Adviser.

         The Fund is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Investment Adviser as described in the preceding paragraph. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Fund, charges of the Custodian and transfer agent, cost of auditing services, non-interested Directors' fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Fund prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Director and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Fund, or costs related to indemnification of Directors, officers and employees of the Fund.

         The Investment Management Agreement also provides that the Investment Adviser shall not be liable to the Fund or to any shareholder or contract owner for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the such Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Investment Adviser in the performance of its duties thereunder.

         BETWEEN THE SUBADVISER AND THE INVESTMENT ADVISER

         Pursuant to the separate Subadvisory Agreement described below, the Investment Adviser has engaged ___________ as the investment subadviser to provide day-to-day portfolio management for the Fund. The Subadviser manages the investments of the Fund, determining which securities or other investments to buy and sell for the Fund, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, the Subadviser seeks to obtain a combination of the most favorable price and efficient execution available.

         For its services, the Investment Adviser pays the Subadviser an investment subadvisory fee equal to a percentage of the average daily net assets of the Fund at the rate of 0.08%. The fee is accrued daily and paid to the Subadviser monthly.

         The Subadvisory Agreement was approved for the Fund by the Board of Directors of the Fund on July 2, 2001, and subsequently was approved by the sole shareholder of the Fund. The Subadvisory Agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of the Investment Adviser or the Subadviser, or by the Board of Directors of the Fund or by a vote of a majority of the outstanding shares of the Fund. The Subadvisory Agreement provides that it shall continue in effect for two years and can thereafter be continued for the Fund from year to year so long as such continuance is specifically approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Directors who are not parties to the agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

                     SECURITIES ACTIVITIES OF THE SUBADVISER

         Securities held by the Fund may also be held by separate accounts or mutual funds for which the Subadviser acts as an investment adviser, some of which may be affiliated with the

Subadviser. Because of different investment objectives, cash flows or other factors, a particular security may be bought by the Subadviser for one or more of its clients, when one or more other clients are selling the same security. Pursuant to procedures adopted by the Board of Directors, the Subadviser may cause the Fund to buy or sell a security from another mutual fund or another account. Any such transaction would be executed at a price determined in accordance with those procedures and without sales commissions. Transactions executed pursuant to such procedures are reviewed by the Board of Directors quarterly.

         If purchases or sales of securities for the Fund or other clients of the Subadviser arise for consideration at or about the same time, transactions in such securities will be allocated as to amount and price, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Subadviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the opinion of the Board of Directors of the Fund, however, that the benefits available to the Fund outweigh any possible disadvantages that may arise from such concurrent transactions.

         On occasions when the Subadviser (under the supervision of the Board of Directors and the Investment Adviser) deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts or companies to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for the Fund.

                             PORTFOLIO TRANSACTIONS

         The Subadviser places orders on behalf of the Fund for the purchase or sale of securities. Portfolio transactions for the Fund are placed with those securities dealers that the Subadviser believes will provide the best value in transaction and research services for the Fund, either in a particular transaction or over a period of time.

         Purchases and sales of securities for the Fund will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Transactions of the Fund in the over-the-counter market and the third market are executed with primary market makers acting as principal, except where it is believed that better prices and execution may be obtained otherwise. The Fund will also purchase portfolio securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. The Fund may effect purchases and sales through brokers who charge commissions, although the Fund does not anticipate that it will do so.

         The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions, including certain dealer spreads, paid in connection with securities transactions, the Subadviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Subadviser may also take into account payments made by brokers effecting transactions for the Fund: (a) to the Fund; or (b) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay.

         In addition, the Subadviser may give consideration to research services furnished by brokers to the Subadviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis is of the types described in
Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Subadviser's own internal research and investment strategy capabilities. Such research may be used by the Subadviser in connection with services to clients other than the Fund, and not all services may be used by the Subadviser in connection with the Fund. The Subadviser's fees are not reduced by reason of the Subadviser's receipt of the research services.

                               PORTFOLIO TURNOVER

         Since short term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of the Fund's shares and by requirements, the satisfaction of which enable the Fund to receive certain favorable tax treatment.

                        DETERMINATION OF NET ASSET VALUE

         The Net Asset Value (NAV) for the Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently at 4:00 p.m., Eastern Time), on each day that the NYSE is open for business that is not a bank holiday. However, on any day when the trading markets for U.S. Government securities close early, net asset value will be determined as of that earlier closing time. Shares of the Fund will not be priced on days when the NYSE is closed.

         All of the assets of the Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board of Directors of the Fund has determined this to be in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

         The Board of Directors has established procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the Fund's net asset value per share as computed for the purpose of distribution, redemption and repurchase, at $1.00. These procedures include that the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share, shall be calculated at such intervals as the Board of Directors deems appropriate, and that the Board of Directors will periodically review the amount of the deviation as well as the methods used to calculate the deviation. In the event such deviation should exceed one half of one percent, the Board of Directors will promptly consider initiating corrective action. If the market price deviation exceeds $0.005 per share or the Subadviser believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, the Board of Directors will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include, but are not limited to, selling portfolio securities prior to maturity to realize capital gains or losses; shortening the average maturity of the portfolio; withholding or reducing dividends; redeeming shares in kind; or establishing a net asset value per share determined from available market quotations. Even if these steps were taken, the Fund's net asset value might still decline.

         Computation of NAV (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the Fund not reasonably practicable.

                             PERFORMANCE INFORMATION

         The Fund may from time to time quote or otherwise use average annual total return or yield information for the Fund in advertisements, shareholder reports, sales literature or other communications to shareholders or prospective investors. The performance information is historical is not intended to indicate future returns.

         Although published yield information is useful in reviewing a Fund's performance, the Fund's yield fluctuates from day to day and the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. The Fund's yields are not fixed or guaranteed, and an investment in the Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of the Fund will investment alternatives that, like money market instruments or bank accounts, that provide a fixed rate of interest. Also, it may not be appropriate to compare the Fund's yield information directly to similar information regarding investment alternatives that are insured or guaranteed.

         Yield quotations for the Fund will include an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period and are calculated by dividing the net change during the seven-day period in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period, and multiplying the quotient by 365/7. For this purpose, the net change in account value reflects the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective annualized yield quotation used by the Fund is calculated by compounding the current yield quotation for such period by adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

         Standardized total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gains distributions and any change in the Fund's net asset value per share over the period. While average annual total returns are a convenient means of comparing investment alternatives, performance is not constant over time but changes from year to year, and average annual total returns represent average figures as opposed to the actual year-to-year performance of the Fund.

         Average annual total return values are computed pursuant to equations specified by the Commission as follows:

         Average Annual Total Return will be computed as follows:

                 ERV = P(1+T)n

         Where: P = the amount of an assumed initial investment in Fund shares T = average annual total return n = number of years from initial investment to the end of the period
                 ERV = ending redeemable value of shares held at the end of the period

         Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The Fund also may from time to time quote or otherwise use year-by-year total return, cumulative total return and yield information in advertisements, shareholder reports or sales literature. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in the Fund (assuming that all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

         Any performance data quoted for the Fund will represent historical performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

         From time to time the Fund may publish an indication of its past performance as measured by independent sources such as (but not limited to) Lipper, Inc., Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week,

Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Fund may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Fund may from time to time advertise its performance relative to certain indices and benchmark investments, including (a) the Lipper, Inc. Mutual Fund Performance Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance);
(b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services);
(d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) Donoghue's Money Market Fund Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money market funds); (f) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements; (g) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley, Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (h) mutual fund performance indices published by Variable Annuity Research & Data Service; and (i) mutual fund performance indices published by Morningstar, Inc. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Fund to calculate its performance figures.

         The Fund may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the views of the Subadviser, the rationale for the Fund's investments and discussions of the Fund's current asset allocation.

         From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

         Such performance data will be based on historical results and will not be intended to indicate future performance. The total return or yield of the Fund will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of the Fund's shares will fluctuate and your shares may be worth more or less than their original cost upon redemption.

                     PURCHASE AND REDEMPTION OF FUND SHARES

         Purchases of Fund shares are discussed fully in the Prospectus under the heading "Shareholder Information."

         The Fund reserves the right, in its sole discretion, to reject purchases when, in the judgment of the Investment Adviser or Subadviser, the purchase would not be in the best interest of the Fund.

         SPECIAL REDEMPTIONS. Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Board of Directors of the Fund. When the shareholder sells portfolio securities received in this fashion, the shareholder would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value.

         SUSPENSION OF REDEMPTIONS. The Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by the Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for the Fund to fairly determine the value of its assets, or for such other periods as the Commission may permit for the protection of investors.

                              DISTRIBUTION EXPENSES

         Quasar Distributors, LLC. ("Quasar") serves as the principal underwriter for the Fund pursuant to a Distribution Agreement initially approved by the Board of Directors of the Fund. Quasar is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. ( "NASD"). Shares of the Fund will be continuously offered.

         Quasar bears all the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature. The Fund bears the expenses of registering its shares with the Commission and paying the fees required to be paid by state regulatory authorities. The Distribution Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by vote of a majority of the Board of Directors of the Fund, including a majority of the Directors who are not parties to the Distribution Agreement or interested persons of any such party, (as the term interested person is defined in the 1940 Act); or (ii) by the vote of a majority of the outstanding voting securities of the Fund. Quasar is not obligated to sell any specific amount of shares of the Fund.

         Quasar's business and mailing address is 615 East Michigan Street, Milwaukee, Wisconsin 53202. Quasar was organized as a limited liability company in the state of Delaware and is a wholly-owned subsidiary of Firstar Corporation.

                             OTHER SERVICE PROVIDERS

CUSTODIAN AND TRANSFER AGENT

         Firstar Bank, Milwaukee, N.A. (the "Custodian"), 615 East Michigan Avenue, Milwaukee, Wisconsin, serves as Custodian for the securities and cash assets of the Fund. Cash held by the Custodian, which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of insurance coverage limits (presently, $100,000). Firstar Mutual Fund Services, LLC serves as transfer agent of the Fund's shares and dividend disbursing agent and provides additional services as the Fund's shareholder servicing agent.

INDEPENDENT ACCOUNTANTS

         Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois, are the independent public accountants of the Fund. The independent accountants are responsible for auditing the financial statements of the Fund. The selection of the independent accountants is approved annually by the Fund's Board of Directors.

                                      TAXES

GENERAL TAX INFORMATION

         The AHA Funds intend for the Fund to qualify as a regulated investment company under the Subchapter M of the Code. If the Fund qualifies as a regulated investment company and distributes substantially all of its net income and gains to its shareholders (which the Fund intends to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code.

         The Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of stocks, other securities, or foreign currencies; and (2) at the close of each quarter of the Fund taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, U.S. Government securities, securities of other regulated investment companies, and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer), and (b) the Fund must not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities) or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

         In order to maintain the qualification of the Fund as a regulated investment company, the Fund may, in its business judgment, restrict the Fund's ability to invest in certain financial instruments. For the same reason, the Fund may, in its business judgment, require the Fund to maintain or dispose of an investment in certain types of financial instruments before or after the time when it might otherwise be advantageous to do so.

         The Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirement. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

         Investment in debt obligations that are at risk or in default presents special tax issues for the Fund that may hold such obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and avoid becoming subject to federal income or excise tax.

         Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described in the Fund's prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in the Fund's shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

         Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

         Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 (or equivalent form) or authorized substitute is on file, to backup withholding on certain other payments from the Fund. The backup withholding percentage is currently 30.5% and will decrease to 30% in 2002 and 2003, 29% in 2004 and 2005, and 28% thereafter until 2011, when it will revert to 31% unless amended by Congress. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund. The Fund does not generally accept investments by non-U.S. investors.

                                 CODE OF ETHICS

         The Investment Adviser, Subadviser and Quasar intend that: all of their activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with the Investment Adviser, Subadviser, Quasar and the Fund avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets. The Board of Directors of the Fund has adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Fund's officers and Directors and the employees of the Investment Adviser, the Subadviser and Quasar. The Subadviser and Quasar have adopted similar Codes of Ethics relating to their employees, and the Board of Directors of the Fund has adopted the Subadviser's and Quasar's Code of Ethics insofar as it relates to their respective employees' activities in connection with the Fund. The Board of Directors believes that the provisions of its Code of Ethics and the Subadviser's and Quasar's Codes of Ethics are reasonably designed to prevent employees from engaging in conduct that violates these principles.

                                     SHARES

         The AHA Funds' presently authorized capital is 700,000,000 shares. Interests in the AHA Funds are represented by shares of common stock, $.01 par value, with interests in each of the AHA Funds represented by a separate series of such stock. Under the AHA Funds' Articles of Incorporation, the Board of Directors may increase the authorized shares, establish additional series (with different investment objectives and fundamental policies), establish additional classes of the AHA Funds, and redesignate unissued shares among the series. Establishment of additional series will not alter the rights of the AHA Funds' shareholders and additional classes within any series would be used to distinguish among the rights of different categories of shareholders.

         Each share represents an equal proportionate interest in the Fund. The interest of shareholders in the Fund is separate and distinct from the interest of shareholders of the other AHA Funds. Each share of the Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board of Directors, and have proportionate rights in the event of liquidation of that Fund.

         Each shareholder is entitled to a full vote for each full share held (and fractional votes for fractional shares) on any matter presented to shareholders. Shares of each AHA Fund will vote separately when required by the 1940 Act or other applicable law or when the Board of Directors determines that the matter affects only the interests of one or more AHA Fund, such as, for example, a proposal to approve an amendment to a particular AHA Fund's Management Agreement, but shares of all AHA Funds vote together, to the extent required by the 1940 Act, in the election or selection of directors and independent accountants.

         Voting rights are not cumulative, which means that that the holders of more than 50% of the shares voting for the election of directors can, if they choose, elect all directors being elected, while the holders of the remaining shares would be unable to elect any directors.

         Under Maryland law, the AHA Funds are not required and therefore do not intend to hold annual meetings of shareholders. However, the directors may call annual or special meetings of shareholders as may be required by the 1940 Act, Maryland law, or the Articles of Incorporation, or as they otherwise deem necessary or appropriate. In addition, the By-Laws of the AHA Funds contain procedures under which a director may be removed by the written declaration or vote of the holders of two-thirds of the AHA Funds' outstanding shares at a meeting called for that purpose upon the request of the shareholders whose interests represent 10% of the AHA Funds' outstanding shares.

                                    APPENDIX

         DESCRIPTION OF BOND RATINGS

         A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Investment Adviser and the Subadviser believe that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

         The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

         RATINGS BY MOODY'S

         Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.

         Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

         A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

         Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

         C--Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Conditional Ratings. The designation "Con." followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

         COMMERCIAL PAPER:

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                    Prime-1  Highest Quality
                    Prime 2  Higher Quality
                    Prime-3  High Quality

         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

         S&P RATINGS

         AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

         AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

         A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

         BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C- -The rating C is reserved for income bonds on which no interest is being paid.

         In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

         Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         COMMERCIAL PAPER:

         A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

         A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

                                     PART C

                                OTHER INFORMATION

ITEM 23. Exhibits


EXHIBIT
NUMBER      DESCRIPTION

(a)(1)      Articles of Incorporation of the Registrant. (b)

(a)(2)      Articles of Amendment dated February 12, 1998.

(a)(3)      Articles of Amendment and Articles Supplementary dated August 3,
            2001.

(b)         Bylaws. (b)

(c)         Not applicable, the Registrant no longer issues stock certificates.

(d)(1) Form of Corporate Management Agreement between the Registrant and CCM Advisors LLC.

(d)(2) Form of Portfolio Advisory Agreement between the Registrant and each Investment Manager to the Registrant.

(e) Form of Distribution Agreement between the Registrant and Quasar Distributors, LLC.

(f)         None.

(g)         Custodian Agreement between the Registrant and Firstar Bank N.A.*

(h)(1) Transfer Agency Agreement between the Registrant and Firstar Mutual Fund Services LLC.*

(h)(2) Fund Accounting Servicing Agreement between the Registrant and Firstar Mutual Fund Services LLC.*

(i)         Opinion and Consent of Hogan & Hartson, L.L.P.

(j)         Consent of Independent Accountants.

(k)         None.

(l)         Subscription Agreement. (b)

(m)(1)      Form of Rule 12b-1 Plan for Class A Shares.

(m)(2)      Form of Rule 12b-1 Plan for Institutional Servicing Class Shares.

(n)         Multiple Class Plan pursuant to Rule 18f-3.

(p)(1)      Form of Code of Ethics for AHA Investment Funds, Inc. and CCM
            Advisors LLC.

EXHIBIT
NUMBER      DESCRIPTION

(p)(2)      Code of Ethics for Quasar Distributors, LLC*

(p)(3)      Code of Ethics for The Patterson Capital Corporation. (a)

(p)(4)      Code of Ethics for Baird Advisors. (a)

(p)(5)      Code of Ethics for Western Asset Management Company. (a)

(p)(6)      Code of Ethics for Cambiar Investors, Inc. (a)

(p)(7) Code of Ethics for Freeman Associates Investment Management LLC (f/k/a Investment Research Company). (a)

----------------------------

*To be filed by Amendment.


(a) Previously filed. Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 17 to Registrant's registration statement, Securities Act file number 33-21969 (the "Registration Statement"), filed on August 31, 2000.

(b) Previously filed. Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 18 to Registrant's Registration Statement filed on October 31, 2000.

ITEM 24.   Persons Controlled by or Under Common Control With Registrant.

         As of July 9, 2001, Baptist Health Care Corporation may be deemed to control AHA Balanced Fund through direct and indirect ownership of 53% of the Fund's outstanding shares. Registrant may, therefore, be deemed to be under common control with various companies that are controlled by Baptist Health Care Corporation (as the term "control" is defined by Section 2(a)(9) of the Investment Company Act of 1940). See, "Control Persons / Principal Shareholders" in the statement of additional information.


ITEM 25.   Indemnification.

         Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers except under specified circumstances. Article VII of Registrant's Articles of Incorporation (Exhibit
(a)(1), (2) and (3) to the registration statement, which are incorporated herein by reference) and Section 3.15 of Article III of the Registrant's Bylaws (exhibit (b) to the registration statement, which is incorporated herein by reference) provide in effect that the Registrant shall provide certain indemnification of its directors and officers, directors, officers, agents and employees, respectively. In accordance with Section 17(h) of the Investment Company Act, these provisions of the Articles of Incorporation and Bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26.   Business and Other Connections of Investment Adviser.

         The information in the prospectus under the caption "Management of the Fund" or "Management of the Funds" and in the statement of additional information under the caption "Investment Management" is incorporated herein by reference.

    (a) For a description of other business, profession, vocation or employment of a substantial nature in which any general partner, managing general partner, director or officer of CCM Advisors has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the information under the caption "Directors and Officers" in the statement of additional information.

    (b) The Patterson Capital Corporation ("Patterson") serves as the Investment Manager of the Limited Maturity Fixed Income Master Portfolio.

----------------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL BUSINESSES DURING
NAME                                     POSITION(S) WITH PATTERSON             THE LAST TWO FISCAL YEARS
----------------------------------------------------------------------------------------------------------------------
Joseph B. Patterson                      President / Chief Investment           President / Chief Investment
                                         Strategist                             Strategist, Patterson.
----------------------------------------------------------------------------------------------------------------------
Jean M. Clark                            Senior Vice President / Portfolio      Senior Vice President / Portfolio
                                         Manager                                Manager, Patterson.
----------------------------------------------------------------------------------------------------------------------
Paul V. Cheves                           Vice President / Client Services       Vice President / Client Services,
                                                                                Patterson.
----------------------------------------------------------------------------------------------------------------------
Helen Patricia Gates                     Senior Vice President                  Senior Vice President, Patterson.
----------------------------------------------------------------------------------------------------------------------
Bernard G. Jarek                         Controller                             Controller, Patterson.
----------------------------------------------------------------------------------------------------------------------

    (c) Baird Advisors ("Baird") serves as an Investment Manager of the Full Maturity Fixed Income Master Portfolio.

----------------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL BUSINESSES DURING
NAME                                     POSITION(S) WITH BAIRD                 THE LAST TWO FISCAL YEARS
----------------------------------------------------------------------------------------------------------------------
James D. Bell                            Managing Director                      Managing Director, Baird.
----------------------------------------------------------------------------------------------------------------------
Bryce P. Edwards                         Managing Director                      Managing Director, Baird.
----------------------------------------------------------------------------------------------------------------------
Harold C. Elliott                        Managing Director                      Managing Director, Baird.
----------------------------------------------------------------------------------------------------------------------
Glen F. Hackmann                         General Counsel, Managing Director     General Counsel, Managing Director,
                                                                                Baird.
----------------------------------------------------------------------------------------------------------------------
Barry K. Mendelson                       Investment Consulting Services         Investment Consulting Services
                                         Manager, Senior Vice President         Manager, Senior Vice President,
                                                                                Baird.
----------------------------------------------------------------------------------------------------------------------
Michael J. Schroeder                     Managing Director                      Managing Director, Baird.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL BUSINESSES DURING
NAME                                     POSITION(S) WITH BAIRD                 THE LAST TWO FISCAL YEARS
----------------------------------------------------------------------------------------------------------------------
Mary Ellen Stanek                        Managing Director, Chief Investment    Managing Director, Chief Investment
                                         Officer                                Officer, Baird (since March 2000),
                                                                                prior thereto, Firstar Investment
                                                                                Research & Management LLC
                                                                                ("Firstar").
----------------------------------------------------------------------------------------------------------------------
Robert J. Venable                        Managing Director                      Managing Director, Baird.
----------------------------------------------------------------------------------------------------------------------
Charles B. Groeschell                    Managing Director                      Managing Director, Baird (since Feb.
                                                                                2000), prior thereto, Firstar.
----------------------------------------------------------------------------------------------------------------------
M. Sharon deGuzman                       Vice President, Portfolio Manager      Vice President, Portfolio Manager,
                                                                                Baird (since Feb. 2000), prior
                                                                                thereto, Firstar.
----------------------------------------------------------------------------------------------------------------------
Gary A. Elfe                             Managing Director, Senior Portfolio    Managing Director, Senior Portfolio
                                         Manager                                Manager, Baird (since Feb. 2000),
                                                                                prior thereto, Firstar.
----------------------------------------------------------------------------------------------------------------------
Warren D. Pierson                        Senior Vice President, Senior          Senior Vice President, Senior
                                         Portfolio Manager                      Portfolio Manager, Baird (since Feb.
                                                                                2000), prior thereto, Firstar.
----------------------------------------------------------------------------------------------------------------------
Daniel A. Tranchita                      Senior Vice President, Senior          Senior Vice President, Senior
                                         Portfolio Manager                      Portfolio Manager, Baird (since Feb.
                                                                                2000), prior thereto, Firstar.
----------------------------------------------------------------------------------------------------------------------

    (d) Western Asset Management ("Western") serves as an Investment Manager of the Full Maturity Fixed Income Master Portfolio and the Balanced Master Portfolio.

----------------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL BUSINESSES DURING
NAME                                     POSITION(S) WITH WESTERN               THE LAST TWO FISCAL YEARS
----------------------------------------------------------------------------------------------------------------------
Bruce. D. Alberts                        Chief Financial Officer                Chief Financial Officer, Western.
----------------------------------------------------------------------------------------------------------------------
Ilene S. Harker                          Director, Compliance & Controls        Director Compliance & Controls,
                                                                                Western.
----------------------------------------------------------------------------------------------------------------------
James W. Hirschmann                      Director and Chief Executive Officer   Director and Chief Executive
                                                                                Officer, Western.
----------------------------------------------------------------------------------------------------------------------
S. Kenneth Leech                         Director and Chief Investment Officer  Director and Chief Investment
                                                                                Officer, Western.
----------------------------------------------------------------------------------------------------------------------
W. Curtis Livingston                     Director and Chairman                  Director and Chairman, Western.
----------------------------------------------------------------------------------------------------------------------
James V. Nelson                          Director, Research                     Director, Research, Western.
----------------------------------------------------------------------------------------------------------------------
Jeffrey D. Van Schiack                   Director, Research                     Director, Research, Western.
----------------------------------------------------------------------------------------------------------------------
Stephen A. Walsh                         Deputy Chief Investment Officer        Deputy Chief Investment Officer,
                                                                                Western.
----------------------------------------------------------------------------------------------------------------------

    (e) Cambiar Investors, Inc. ("Cambiar") serves as an Investment Manager of the Balanced Master Portfolio and the Diversified Equity Portfolio.

----------------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL BUSINESSES DURING
NAME                                     POSITION(S) WITH CAMBIAR               THE LAST TWO FISCAL YEARS
----------------------------------------------------------------------------------------------------------------------
Michael S. Barish                        Chairman, Chief Investment Officer     Chairman, Chief Investment Officer
                                         and Director                           and Director, Cambiar (since Feb.
                                                                                2000), prior thereto, President,
                                                                                Treasurer & Portfolio Manager,
                                                                                Cambiar.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL BUSINESSES DURING
NAME                                     POSITION(S) WITH CAMBIAR               THE LAST TWO FISCAL YEARS
----------------------------------------------------------------------------------------------------------------------
Brian. M. Barish                         President, Treasurer, Director of      President, Treasurer and Director,
                                         Research, Portfolio Manager and        Cambiar (since Feb. 2000),
                                         Director                               prior thereto, Senior Vice
                                                                                President, Director of Research and
                                                                                Portfolio Manager, Cambiar.
----------------------------------------------------------------------------------------------------------------------
Terrell J. Butz                          Executive Vice President /             Executive Vice President /
                                         Administration, Secretary & Director   Administration, Secretary &
                                                                                Director, Cambiar.
----------------------------------------------------------------------------------------------------------------------
Nancy H. Wigton                          Senior Vice President and Director     Senior Vice President and Director
                                         of Marketing                           of Marketing, Cambiar.
----------------------------------------------------------------------------------------------------------------------
Michael J. Gardner                       Vice President and Portfolio Manager   Vice President and Portfolio
                                                                                Manager, Cambiar.
----------------------------------------------------------------------------------------------------------------------
Maria L. Azari                           Vice President and Portfolio Manager   Vice President and Portfolio
                                                                                Manager, Cambiar.
----------------------------------------------------------------------------------------------------------------------
Anna A. Aldrich                          Vice President and Portfolio Manager   Vice President and Portfolio
                                                                                Manager, Cambiar.
----------------------------------------------------------------------------------------------------------------------

    (f) Freeman Associates Investment Management LLC ("Freeman") serves as an Investment Manager of the Balanced Master Portfolio and the Diversified Equity Master Portfolio.

----------------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL BUSINESSES DURING
NAME                                     POSITION(S) WITH FREEMAN               THE LAST TWO FISCAL YEARS
----------------------------------------------------------------------------------------------------------------------
John D. Freeman                          President                              President, Freeman.
----------------------------------------------------------------------------------------------------------------------
Jeffrey Norman                           Senior Vice President                  Senior Vice President (since 1999),
                                                                                Freeman prior thereto, Risk Manager,
                                                                                ZAIS Group, (1997-1999).
----------------------------------------------------------------------------------------------------------------------

ITEM 27.   Principal Underwriters.

           (a) Quasar Distributors, LLC (the "Distributor") currently acts as distributor for:

                  Cullen Funds Trust
                  Firstar Funds, Inc.
                  Country Growth Fund, Inc.
                  Country Asset Allocation Fund, Inc.
                  Country Tax Exempt Bond Fund, Inc.
                  Country Taxable Fixed Income Series Fund, Inc.
                  Country Money Market Fund
                  Country Long-Term Bond Fund
                  Country Short-Term Government Bond Fund
                  Kinetics Mutual Funds, Inc.
                  The Hennessy Mutual Funds, Inc.
                  The Hennessy Funds, Inc.
                  The Arbitrage Funds
                  Kit Cole Investment Trust
                  Everest Funds
                  Brandywine Advisors Fund
                           (QUASAR DOES NOT UNDERWRITE THE OTHER SERIES OF BRANDYWINE BLUE FUND, INC., THE BRANDYWINE BLUE FUND)
                  Jefferson Fund Group Trust
                  Light Revolution Fund, Inc.
                  IPS Funds
                  Glen Rauch Funds
                  The Jensen Portfolio
                  First American Insurance Portfolios, Inc.
                  The Lindner Funds
                  Wexler Trust, The Muhlenkamp Fund
                  Mutuals.com, The Generation Wave Funds
                  AssetMark Funds

The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The Distributor is an indirect wholly-owned subsidiary of Firstar Corporation.

    (b) The following is a list of the executive officers, directors and partners of the Distributor:

        --------------------------------------------------------------------------------
                          NAME                    POSITION AND OFFICE(S) HELD
        --------------------------------------------------------------------------------
        James Schoenike                           President, Board Member
        --------------------------------------------------------------------------------
        Donna Berth                               Treasurer
        --------------------------------------------------------------------------------
        James Barresi                             Secretary
        1700 PNC Center
        201 East Fifth Street
        Cincinnati, Ohio 45202
        --------------------------------------------------------------------------------
        Joe Redwine                               Board Member
        --------------------------------------------------------------------------------
        Bob Kern                                  Board Member
        --------------------------------------------------------------------------------
        Paul Rock                                 Board Member
        --------------------------------------------------------------------------------
        Jennie Carlson                            Board Member
        777 East Wisconsin Avenue
        Milwaukee, WI  53202
        --------------------------------------------------------------------------------

None of the directors and officers of the Distributor hold positions or offices with the Registrant. Unless otherwise noted, the business address for each Quasar Distributors, LLC Board Member or Officer is 615 East Michigan Street, Milwaukee, WI 53202.


           (c)   Not applicable

ITEM 28.   Location of Accounts and Records.


           (1)   Firstar Bank Milwaukee, N.A.
                 615 East Michigan Avenue
                 Milwaukee, WI  53202
                 Rule 31a-1(a); Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8)

           (2)   AHA Investment Funds, Inc.
                 190 South LaSalle Street, Suite 2800
                 Chicago, Illinois 60603
                 Rule 31a-1(a); Rule 31a-1(b)(4), (9),
                 (10), (11); Rule 31a-1(f); Rule 31a-2(a); Rule 31a-2(e)

           (3)   Quasar Distributors, LLC
                 615 East Michigan Street
                 Milwaukee, WI  53202
                 Rule 31a-1(d); Rule 31a-2(c)

ITEM 29.   Management Services.

           Not applicable.

ITEM 30.   Undertakings.

           Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on August 3, 2001.

                                        AHA INVESTMENT FUNDS, INC.


                                        By     /s/ Douglas D. Peabody
                                          --------------------------------------
                                             Douglas D. Peabody, President

         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


              Name                Title                              Date


  /s/ Anthony J. Burke            Director                   )
---------------------------
Anthony J. Burke                                             )
                                                             )
                                                             )
  /s/ Frank A. Ehmann             Director                   )
---------------------------
Frank A. Ehmann                                              )
                                                             )
                                                             )
  /s/ Richard John Evans          Director                   )
---------------------------
Richard John Evans                                           )
                                                             )
                                                             )
  /s/ James K. Lee                Treasurer (chief           )
---------------------------       accounting officer         )
James K. Lee                                                 )
                                                             )
                                                             )
  /s/ Douglas D. Peabody          Director and President     )
---------------------------       (principal executive       )
Douglas D. Peabody                officer)                   )
                                                             )
                                                             )
  /s/ John D. Oliverio            Director                   )
---------------------------
John D. Oliverio                                             )
                                                             )
                                                             )   August 3, 2001
  /s/ Timothy G. Solberg          Director and Secretary     )
---------------------------
Timothy G. Solberg                                           )
                                                             )
                                                             )
  /s/ Thomas J. Tucker            Director                   )
---------------------------
Thomas J. Tucker                                             )
                                                             )
                                                             )
  /s/ John L. Yoder               Director                   )
---------------------------
John L. Yoder                                                )

            INDEX OF EXHIBITS FILED WITH THIS REGISTRATION STATEMENT


Exhibit
Number       Description
--------------------------------------------------------------------------------

(a)(2)       Articles of Amendment dated February 12, 1998.

(a)(3)       Articles of Amendment and Articles Supplementary dated August 3,
             2001.

(d)(1) Form of Corporate Management Agreement between the Registrant and CCM Advisors LLC.

(d)(2) Form of Portfolio Advisory Agreement between the Registrant and each Investment Manager to the Registrant.

(e) Form of Distribution Agreement between the Registrant and Quasar Distributors, LLC.

(i)          Opinion and Consent of Hogan & Hartson, L.L.P.

(j)          Consent of Independent Accountants.

(m)(1)       Form of Rule 12b-1 Plan for Class A Shares.

(m)(2)       Form of Rule 12b-1 Plan for Institutional Servicing Class Shares.

(n)          Multiple Class Plan pursuant to Rule 18f-3.

(p)(1)       Form of Code of Ethics for AHA Investment Funds, Inc. and CCM
             Advisors.